As filed with the Securities and Exchange Commission on April 22, 2005

                                                              File No. 033-23251
                                                                       811-04721

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       Pre-Effective Amendment No.                                           [ ]
       Post-Effective Amendment No.  29                                      |X|
                                    ----


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       Amendment No. 18                                                      |X|
                    ----
                        (Check appropriate box or boxes.)


                              --------------------

                  Phoenix Life Variable Universal Life Account

                           (Exact Name of Registrant)

                              --------------------

                         Phoenix Life Insurance Company

                               (Name of Depositor)

                              --------------------

               One American Row, Hartford, Connecticut 06102-5056
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, including Area Code)

                              --------------------

                              John R. Flores, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

|X| on May 1, 2005 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              --------------------

================================================================================

                                     PART A

                                                                     [VERSION A]

                                    FLEX EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2005


This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]   Phoenix-Aberdeen International Series

   [diamond]   Phoenix-AIM Growth Series
               (fka, Phoenix-MFS Investors Growth Stock Series)
   [diamond]   Phoenix-Alger Small-Cap Growth Series
               (fka, Phoenix-State Street Research Small-Cap Growth Series)

   [diamond]   Phoenix-Alliance/Bernstein Enhanced Index Series

   [diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond]   Phoenix-Engemann Capital Growth Series

   [diamond]   Phoenix-Engemann Growth and Income Series
               (fka, Phoenix-Oakhurst Growth and Income Series)
   [diamond]   Phoenix-Engemann Small-Cap Growth Series
               (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
   [diamond]   Phoenix-Engemann Strategic Allocation Series
               (fka, Phoenix-Oakhurst Strategic Allocation Series)
   [diamond]   Phoenix-Engemann Value Equity Series
               (fka, Phoenix-Oakhurst Value Equity Series)

   [diamond]   Phoenix-Goodwin Money Market Series
   [diamond]   Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond Series
   [diamond]   Phoenix-Kayne Rising Dividends Series
   [diamond]   Phoenix-Kayne Small-Cap Quality Value Series
   [diamond]   Phoenix-Lazard International Equity Select Series

   [diamond]   Phoenix-Northern Dow 30 Series
   [diamond]   Phoenix-Northern Nasdaq-100 Index(R) Series

   [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond]   Phoenix-Seneca Mid-Cap Growth Series
   [diamond]   Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   [diamond]   AIM V.I. Capital Appreciation Fund
   [diamond]   AIM V.I. Mid Cap Core Equity Fund

   [diamond]   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   [diamond]   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond]   Federated Fund for U.S. Government Securities II
   [diamond]   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   [diamond]   VIP Contrafund(R) Portfolio
   [diamond]   VIP Growth Opportunities Portfolio
   [diamond]   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond]   Mutual Shares Securities Fund
   [diamond]   Templeton Developing Markets Securities Fund *
   [diamond]   Templeton Foreign Securities Fund
   [diamond]   Templeton Global Asset Allocation Fund *
   [diamond]   Templeton Growth Securities Fund


LAZARD RETIREMENT SERIES
------------------------
   [diamond]   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
   [diamond]   Bond-Debenture Portfolio
   [diamond]   Growth and Income Portfolio
   [diamond]   Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
   [diamond]   Rydex Variable Trust Juno Fund
   [diamond]   Rydex Variable Trust Nova Fund
   [diamond]   Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
   [diamond]   Scudder VIT EAFE(R) Equity Index Fund
   [diamond]   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   [diamond]   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond]   Wanger International Select
   [diamond]   Wanger International Small Cap
   [diamond]   Wanger Select
   [diamond]   Wanger U.S. Smaller Companies

* Not available for new investors

 It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

 The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

 The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 This prospectus provides important information that you should know before investing.

 Read and keep this prospectus for future reference.

 IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:    [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 PO Box 8027
                                                                 Boston, MA 02266-8027
                                                     [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                 800/541-017

                    TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

RISK/BENEFIT SUMMARY .................................     3
   Policy Benefits ...................................     3
   Policy Risks ......................................     3
FEE TABLES ...........................................     4
   Transaction Fees ..................................     4
   Periodic Charges Other than Fund Operating
    Expenses..........................................     5
   Minimum and Maximum Fund Operating Expenses........     6
   Annual Fund Expenses...............................     7
PHOENIX LIFE INSURANCE COMPANY .......................     9
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..........     9
   Valuation Date.....................................     9
   Performance History ...............................     9
VOTING RIGHTS ........................................     9
THE GUARANTEED INTEREST ACCOUNT ......................    10
CHARGES AND DEDUCTIONS................................    10
   General ...........................................    10
   Charges Deducted from Premium Payments ............    10
   Periodic Charges ..................................    10
   Daily Charges......................................    11
   Conditional Charges ...............................    12
   Other Tax Charges .................................    13
   Fund Charges.......................................    13
THE POLICY ...........................................    13
   Contract Rights: Owner, Insured, Beneficiary ......    13
   Contract Limitations...............................    13
   Purchasing a Policy................................    13
GENERAL ..............................................    14
   Postponement of Payments ..........................    14
   Optional Insurance Benefits .......................    15
   Death Benefit......................................    15
PAYMENT OF PROCEEDS ..................................    16
   Surrender and Death Benefit Proceeds ..............    16
   Payment Options ...................................    16
   Surrenders.........................................    17
   Transfer of Policy Value...........................    18

   Disruptive Trading and Market Timing...............    18
   Loans..............................................    20
   Lapse..............................................    21
FEDERAL INCOME TAX CONSIDERATIONS ....................    21
   Introduction.......................................    21
   Income Tax Status..................................    21
   Policy Benefits....................................    21
   Business-Owned Policies............................    22
   Modified Endowment Contracts ......................    22
   Limitations on Unreasonable Mortality and
     Expense Charges..................................    23
   Qualified Plans....................................    23
   Diversification Standards..........................    23
   Change of Ownership or Insured or Assignment.......    24
   Other Taxes........................................    24
   Withholding........................................    24
FINANCIAL STATEMENTS..................................    24
APPENDIX A - INVESTMENT OPTIONS.......................   A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.

POLICY BENEFITS

DEATH BENEFITS

The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy:

[diamond]    Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit

[diamond]    Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $25,000.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS

Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE

We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS

The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS

 The following benefits may be available to you by rider:

[diamond]    Disability Waiver of Specified Premium
[diamond]    Accidental Death Benefit
[diamond]    Death Benefit Protection
[diamond]    Face Amount of Insurance Increase
[diamond]    Whole Life Exchange Option (not available after January 27, 2003)
[diamond]    Purchase Protection Plan
[diamond]    Living Benefits

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY

You have the right to review the policy and cancel it if you are not satisfied.

Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY RISKS

VARIATIONS

The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS

Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK

A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      TRANSACTION FEES

-------------------------------------  ---------------------------------  ----------------------------------------------------------
               CHARGE                           WHEN DEDUCTED             AMOUNT DEDUCTED
-------------------------------------  ---------------------------------  ----------------------------------------------------------
PREMIUM TAX CHARGE                     Upon Payment.                      2.25 % of each premium.
-------------------------------------  ---------------------------------  ----------------------------------------------------------
ISSUE EXPENSE CHARGE                   1/12th of the fee is deducted      $150(1)
                                       on each of the first 12 monthly
                                       calculation days.
-------------------------------------  ---------------------------------  ----------------------------------------------------------
SURRENDER CHARGE                       Upon full surrender or lapse.      Maximum is 0.5% of policy face amount plus 30% of premiums paid.(2)
-------------------------------------  ---------------------------------  ----------------------------------------------------------
PARTIAL SURRENDER CHARGE               Upon Partial Surrender or a        For a partial surrender:
                                       decrease in the policy face        ------------------------
                                       amount.                            The charge that would apply upon a full surrender
                                                                          multiplied by the partial surrender amount divided by the
                                                                          result of subtracting the full surrender charge from the
                                                                          policy value.

                                                                          For a decrease in face amount:
                                                                          ------------------------------
                                                                          The charge that would apply upon a full surrender
                                                                          multiplied by the decrease in face amount divided by the
                                                                          face amount prior to the decrease.
-------------------------------------  ---------------------------------  ----------------------------------------------------------
PARTIAL SURRENDER FEE                  Upon Partial Surrender.            2% of surrender amount(3).
-------------------------------------  ---------------------------------  ----------------------------------------------------------
TRANSFER CHARGE                        Upon Transfer.                     At present, we do not charge for transfers between
                                                                          investment options, but we reserve the right to charge up
                                                                          to $10 per transfer after the first two transfers in any
                                                                          given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) The Issue Charge is $12.50 per month for the first 12 policy months.
(2) The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the "Charges and Deductions" section.
(3) We limit this fee to $25 for each partial surrender.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

 --------------------------------------------------------------------------------------------------------------------------------
             CHARGE                     WHEN DEDUCTED                                   AMOUNT DEDUCTED
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 COST OF INSURANCE(1)            On each Monthly Calculation
                                 Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Minimum and Maximum Charges                                 We currently charge $0.06 - $83.33 per $1,000 of amount at risk(2)
                                                               each month.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Example for a male age 35                                   We would charge $0.14 per $1,000 of amount at risk(2) per month.
   in the nonsmoker premium                                    We will increase this charge as he ages.
   class.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 ADMINISTRATIVE CHARGE           On each Monthly Calculation                            $10 per month.(3)
                                 Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 MORTALITY AND EXPENSE RISK      On each Monthly Calculation   0.80% of average daily net assets, on an annual basis, of
 CHARGE(4)                       Day.                          investments in the subaccounts.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 OTHER TAX CHARGES               When we become liable for     We currently do not charge for taxes, however we reserve the
                                 taxes.                        right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal
                                                               income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 LOAN INTEREST RATE CHARGED(5)   Interest accrues daily and
                                 is due on each policy         The maximum net cost to the policy value is 2% of the loan
                                 anniversary. If not paid on   balance on an annual basis.
                                 that date, we will treat
                                 the accrued interest as
                                 another loan against the
                                 policy.
 --------------------------------------------------------------------------------------------------------------------------------
                           OPTIONAL INSURANCE BENEFITS
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 DEATH BENEFIT PROTECTION RIDER  On each Monthly Calculation   $0.01 per $1,000 of face amount per month.
                                 Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 PURCHASE PROTECTION PLAN        On Rider Date, and on each
 RIDER(6)                        Monthly Calculation Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Minimum and Maximum                                         $0.05 - $0.17 per unit8 purchased per month.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Example for a male age 35                                   $0.10 per unit(8) purchased per month.
   in the nonsmoker premium
   class.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 DISABILITY WAIVER OF            On each Monthly Calculation
 SPECIFIED PREMIUM RIDER(6)      Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Minimum and Maximum                                         $0.20 -$0.82 per $100 of premium waived per month.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Example for a male age 35                                   $0.24 per $100 of premium waived per month.
   in the nonsmoker premium
   class.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 ACCIDENTAL DEATH BENEFIT        On each Monthly Calculation
 RIDER(6)                        Day.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Minimum and Maximum                                         $0.07 -$0.13 per $1,000 of rider amount per month.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
   Example for a male age 35                                   $0.07 per $1,000 of rider amount per month.
   in the nonsmoker premium
   class.
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 FACE AMOUNT OF INSURANCE        On Rider Date.                $3.00 per $1,000 of face amount.(7)
 INCREASE RIDER
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 LIVING BENEFITS RIDER           We do not charge for this     We describe this rider later under "Optional Insurance Benefits."
                                 rider.
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
             CHARGE                     WHEN DEDUCTED                                   AMOUNT DEDUCTED
 ------------------------------- ----------------------------- ------------------------------------------------------------------
 WHOLE LIFE EXCHANGE OPTION      We do not charge for this     We describe this rider later under "Optional Insurance Benefits."
 RIDER                           rider.
 ------------------------------- ----------------------------- ------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) As of the date of this prospectus, we limit this charge to $5 per month.
(4) We do not deduct this charge from investments in the Guaranteed Interest Account.
(5) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(6) This charge for this rider depends on age at issue, but will not increase with age.
(7) This charge is limited to a maximum of $150.
(8) Each unit allows you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.



THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE
  FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                      Minimum                              Maximum


Total Annual Fund Operating Expenses (1)                               0.29%               -                2.68%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)


(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

  ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1       Other Operating       Total Annual Fund
                        Series                           Management Fee      Fees          Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.30%                 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                            0.75%          N/A             0.47% (3)             1.22% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                0.85%          N/A             0.89% (1)             1.74% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.27% (2)             0.72% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.29%                 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.21%                 0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                            0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                             0.90%          N/A             0.67% (4)             1.57% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                         0.58%          N/A             0.20%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                                 0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.24%                 0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.23%                 0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50% (5)      N/A             0.58% (2)             1.08% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             0.75% (1)             1.45% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             1.78% (1)             2.68% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             0.40% (1)             1.30% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.56% (3)             0.91% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             0.74% (3)             1.09% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.29% (3)             1.34% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.38% (3)             1.43% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.38% (4)             1.18% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.33%                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                  Net Annual Fund                                                    Net Annual Fund
                                                  ---------------                                                    ---------------
                Series             Reimbursements    Expenses               Series                    Reimbursements    Expenses
                ------             --------------    --------               ------                    --------------    --------
Phoenix-AIM Growth                    (0.22%)         1.00%      Phoenix-Kayne Small-Cap Quality Value     (1.63%)          1.05%
Phoenix-Alger Small-Cap Growth        (0.74%)         1.00%      Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                              Select                                    (0.25%)          1.05%
Index                                 (0.07%)         0.65%      Phoenix-Northern Dow 30                   (0.31%)          0.60%
Phoenix-Engemann Growth and Income    (0.03%)         0.95%      Phoenix-Northern Nasdaq-100 Index(R)      (0.49%)          0.60%
Phoenix-Engemann Small-Cap Growth     (0.32%)         1.25%      Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity         (0.03%)         0.95%      Value                                     (0.04%)          1.30%
Phoenix-Goodwin Multi-Sector Short                               Phoenix-Sanford Bernstein
Term Bond                             (0.38%)         0.70%      Small-Cap Value                           (0.13%)          1.30%
Phoenix-Kayne Rising Dividends        (0.60%)         0.85%      Phoenix-Seneca Mid-Cap Growth             (0.03%)          1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                Investment    12b-1 or      Other                     Contractual        After
                                                Management     Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                        Fee          Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%        N/A         0.31%         1.04%          (0.00%)         1.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%        N/A         0.12%         0.97%          (0.00%)         0.97%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                 Investment   12b-1 or      Other                     Contractual        After
                                                 Management    Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                         Fee         Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%        0.25% (1)   0.13%         0.98%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%        0.25% (1)   0.14%         0.99%         ---              ---(11)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%        0.10%       0.11% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%        0.10%       0.14% (2)     0.82%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%        0.10%       0.10% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%        0.25% (4)   0.15%         1.00%        (0.00%)           1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%        0.25%       0.29%         1.79%        (0.00%)           1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%        0.25%       0.19%         1.12%        (0.05%) (5)       1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.61%        0.25%       0.24%         1.10%        (0.01%) (5)       1.09%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79% (3)    0.25% (4)   0.07%         1.11%        (0.00%)           1.11%
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%        0.25%       0.37%         1.37%        (0.12%) (6)       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%         N/A        0.48%         0.98%        (0.08%) (7)       0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%         N/A        0.39%         0.89%        (0.00%)           0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%         N/A        0.42%         1.17%        (0.00%)           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%         N/A        0.71%         1.46%        (0.00%)           1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%         N/A        0.37%         0.82%        (0.17%) (8)       0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%         N/A        0.09%         0.29%        (0.00%)           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%         N/A        0.49%         1.29% (9)      ---             ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%         N/A        0.43%         1.43%        (0.01%) (10)      1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%         N/A        0.19%         1.36%        (0.16%) (10)      1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%         N/A        0.15%         1.10%        (0.10%) (10)      1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%         N/A        0.08%         1.00%        (0.01%) (10)      0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3)  The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.63% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10) Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                   Net Annual Fund                                                   Net Annual Fund
                                                   ---------------                                                   ---------------
                Series              Reimbursements    Expenses                Series                  Reimbursements    Expenses
                ------              --------------    --------                ------                  --------------    --------
Federated Fund for U.S. Government                                 VIP Growth Opportunities Portfolio    (0.02%)          0.80%
Securities II                          (0.26%)         0.72%       VIP Growth Portfolio                  (0.03%)          0.75%
Federated High Income Bond Fund                                    Technology Portfolio                  (0.14%)          1.15%
II - Primary Shares                    (0.25%)         0.74%
VIP Contrafund(R) Portfolio            (0.02%)         0.76%

     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated
                          at anytime without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of Phoenix.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE


A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons


1. the NYSE is closed or may have closed early;
2. the SEC has determined that a state of emergency exists; or
3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

---------------------------------------------------------
New Year's Day                   Independence Day
---------------------------------------------------------
Martin Luther King, Jr. Day      Labor Day
---------------------------------------------------------

Presidents Day                   Thanksgiving Day

---------------------------------------------------------
Good Friday                      Christmas Day
---------------------------------------------------------
Memorial Day
---------------------------------------------------------

PERFORMANCE HISTORY

We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting us at the address and telephone number given on page one.


THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]    First Year:   25% of the total value

[diamond]    Second Year:  33% of remaining value

[diamond]    Third Year:   50% of remaining value

[diamond]    Fourth Year:  100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

Charges are deducted in connection with the policy to compensate us for:

[diamond]    our expenses in selling the policy;

[diamond]    underwriting and issuing the policy;

[diamond]    premium and federal taxes incurred on premiums received;

[diamond]    providing the insurance benefits set forth in the policy; and

[diamond]    assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]    issue expense charge; and/or

[diamond]    surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

[diamond]    PREMIUM TAX CHARGE

             Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

PERIODIC CHARGES

MONTHLY CHARGES

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond]    ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $150.
             We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

[diamond]    ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

[diamond]    COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary
             Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

             We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond]    COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

             Two riders are available at no charge with every Flex Edge policy:

             o LIVING BENEFITS RIDER. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

             o WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange Policy for a fixed benefit whole life policy at the later of age 65 Policy year 15. This rider is no longer available.

             We  charge for providing benefits under the following riders:

             o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. Charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

             o ACCIDENTAL DEATH BENEFIT RIDER. Charges vary based on age, sex, and amount of additional death benefit.

             o DEATH BENEFIT PROTECTION RIDER. Charge is based upon the face amount.

             o PURCHASE PROTECTION PLAN RIDER. Charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

             o FACE AMOUNT OF INSURANCE INCREASE RIDER. Charge is based upon the face amount.


DAILY CHARGES

We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

[diamond]    MORTALITY AND EXPENSE RISK CHARGE
             We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

             We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

             We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

             If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

             We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

             We charge a maximum mortality and expense charge of .80% of your policy value allocated to the subaccounts, on an annualized basis.

[diamond]    LOAN INTEREST CHARGED
             We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 65 in all years. The difference is to compensate us for costs associated with administering the loans.

             Loan Interest rate Charged:
             Policy Years 1-10 (or insured's age 65 if earlier): 8%
             Policy Years 11+:                                   7%

             Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond]    SURRENDER CHARGE. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge Minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first ten policy years, the maximum surrender charge that you can pay while you own the policy is equal to either
             A + B (defined below) or the amount shown in the table.

             A is equal to:

             1) 30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus

             2) 10% of all premiums paid in excess of this amount but not greater than twice this amount: plus

             3)  9% of all premiums paid in excess of twice this amount.

             B is equal to $5 per $1000 of initial face amount.

             The surrender charge table that appears in the policy is reproduced below:

    ----------------------------------------------------------
                 MAXIMUM SURRENDER CHARGE TABLE
    ----------------------------------------------------------
        POLICY       SURRENDER      POLICY       SURRENDER
        MONTH         CHARGE        MONTH          CHARGE
         1-60        $1029.22         90          $688.35
          61          1018.93         91           672.70
          62          1008.64         92           657.06
          63           998.35         93           641.41
          64           988.06         94           625.77
          65           977.76         95           610.12
          66           967.47         96           594.48
          67           957.18         97           578.84
          68           946.89         98           563.19
          69           936.59         99           547.55
          70           926.30        100           531.90
          71           916.01        101           516.26
          72           905.72        102           500.61
          73           895.43        103           484.97
          74           885.13        104           469.33
          75           874.84        105           453.68
          76           864.55        106           438.04
          77           854.26        107           422.39
          78           843.96        108           406.75
          79           833.67        109           372.85
          80           823.38        110           338.96
          81           813.09        111           305.06
          82           802.80        112           271.17
          83           792.50        113           237.27
          84           782.21        114           203.37
          85           766.57        115           169.48
          86           750.92        116           135.58
          87           735.28        117           101.69
          88           719.63        118            67.79
          89           703.99        119            33.90
                                     120              .00

             We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangements.

[diamond]    PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]    PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge is deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

             A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

[diamond]    TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.

OTHER TAX CHARGES
Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

FUND CHARGES
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We base our rates on the insured person's gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

PREMIUM PAYMENTS
The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Separate Account or the Guaranteed Interest Account. Each subaccount of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market Subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Separate Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

 1) the current policy value less any unpaid loans and loan interest; plus

 2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]    for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest
             Account;

[diamond]    We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings,
             trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus
             Day and Veteran's Day); or

[diamond]    whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate
             Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond]    DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

[diamond]    ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

             o the insured dies from bodily injury that results from an accident; and

             o   the insured dies no later than 90 days after injury.

[diamond]    DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

             1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

             2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

             3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

             Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

[diamond]    FACE AMOUNT OF INSURANCE INCREASE RIDER. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see
             "Summary--Right to Cancel") will be established for the amount of the increase. There is no charge for this rider.

[diamond]    PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond]    LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond]    WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

REQUESTS FOR INCREASE IN FACE AMOUNT
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see "Summary--Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT:
EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]    the death of the payee; or

[diamond]    the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]    10 years;

[diamond]    20 years; or

[diamond]    until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 33/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]    the end of the 10-year period certain;

[diamond]    the death of the insured; or

[diamond]    the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 33/8% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]    The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]    The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]    A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS

We do not permit transfers of less than $500 unless either:

[diamond]    the entire balance in the subaccount or the Guaranteed Interest
             Account is being transferred; or

[diamond]    the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING

Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond]    dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

[diamond]    an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]    increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]    limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]    restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service
             Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond]    require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]    impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]    impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

[diamond]    $25 monthly               [diamond]    $150 semiannually
[diamond]    $75 quarterly             [diamond]    $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account.

Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond]    You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:

            Policy Years 1-10 (or insured's age 65 if earlier):    8%
            Policy Years and thereafter:                           7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]    made on or after the taxpayer attains age 59 1/2;

[diamond]    attributable to the taxpayer's disability (within the meaning of
             Code Section 72(m)(7)); or

[diamond]    part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

[diamond]    First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]    Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

             o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

             o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]    55% in any one investment

[diamond]    70% in any two investments

[diamond]    80% in any three investments

[diamond]    90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information
(SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES

-------------------------------------------------------------------------------------------------------------------
                                                                               Investment Type
                                                 ------------------------------------------------------------------
                                                 Aggressive                           Growth &
                    Subaccount                     Growth     Conservative   Growth    Income    Income   Specialty
-------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                         |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                     |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                         |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                              |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                                                                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                        |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                               |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                          |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
Series                                                                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                             |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                          |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                        |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                         |X|
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
-------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                             |X|

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                     |X|
-------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                      |X|
-------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                   |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                            |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                           |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                              |X|
-------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                         |X|
-------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                             |X|
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                       |X|

-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                               |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                      |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                    |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund               |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Select                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      |X|
-------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                 |X|
-------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                 |X|
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Duff &
                                             Phoenix    Phoenix   Phelps                                     Deutsche  Federated
                                            Investment Variable  Investment   AIM     Engemann   Fred Alger   Asset    Investment
                                            Counsel,   Advisors, Management Advisors,   Asset    Management Management Management
            Subaccounts                       Inc.       Inc.       Co.       Inc.    Management    Inc.       Inc.     Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series         |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series        |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series      |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                     |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                            |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series          |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
----------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                        |X|

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                          |X|
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              |X|
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisors
-----------------------------------------------------------------------------------------------------------------------------
                                             Fidelity                               Morgan
                                            Management Franklin   Lazard     Lord   Stanley            Templeton   Templeton
                                               and      Mutual     Asset    Abbett Investment  Rydex     Asset      Global
                                             Research  Advisers, Management & Co.  Management  Global  Management, Advisors
            Subaccounts                      Company     LLC        LLC      LLC      Inc.    Advisors    Ltd.     Limited
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                    |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio             |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                           |X|
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                            |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                                                                                      |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                               |X|
-----------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                      |X|

-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                 Advisors
------------------------------------------------------------------

                                            Templeton   Wanger
                                            Investment   Asset
                                             Counsel,  Management,
            Subaccounts                        LLC        L.P.
------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
------------------------------------------------------------------
Templeton Foreign Securities Fund              |X|
------------------------------------------------------------------
Templeton Global Asset Allocation Fund         |X|
------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------
Wanger International Select                               |X|
------------------------------------------------------------------
Wanger International Small Cap                            |X|
------------------------------------------------------------------
Wanger Select                                             |X|
------------------------------------------------------------------
Wanger U.S. Smaller Companies                             |X|
------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subadvisors
                                              --------------------------------------------------------------------------------------
                                                                                                              Kayne
                                                                                                             Anderson
                                               Aberdeen      AIM        Alliance                              Rudnick       Lazard
                                                Asset       Capital      Capital    Engemann    Fred Alger   Investment     Asset
                                              Management  Management,  Management,    Asset     Management,  Management,  Management
              Subaccounts                        Inc.        Inc.         L.P.      Management     Inc.         LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series                                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        Subadvisors
                                              ---------------------------


                                                  Northern      Seneca
                                                   Trust        Capital
                                                Investments,  Management,
              Subaccounts                           N.A.         LLC
-------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------

Phoenix-AIM Growth Series
-------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
-------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
-------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                      |X|
-------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series         |X|
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             |X|
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            |X|
-------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012





















Additional information about Flex Edge (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.



Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
2667

Investment Company Act File No. 811-4721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0141PR (C) 2005 The Phoenix Companies, Inc.                  [logo] Printed on recycled paper.                            5-05


                                                                     [VERSION B]

                              FLEX EDGE SUCCESS(R)
                                  JOINT EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2005


This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, "Guaranteed Interest Accounts") and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]   Phoenix-Aberdeen International Series

   [diamond]   Phoenix-AIM Growth Series
               (fka, Phoenix-MFS Investors Growth Stock Series)
   [diamond]   Phoenix-Alger Small-Cap Growth Series
               (fka, Phoenix-State Street Research Small-Cap Growth Series)

   [diamond]   Phoenix-Alliance/Bernstein Enhanced Index Series

   [diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond]   Phoenix-Engemann Capital Growth Series

   [diamond]   Phoenix-Engemann Growth and Income Series
               (fka, Phoenix-Oakhurst Growth and Income Series)
   [diamond]   Phoenix-Engemann Small-Cap Growth Series
               (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
   [diamond]   Phoenix-Engemann Strategic Allocation Series
               (fka, Phoenix-Oakhurst Strategic Allocation Series)
   [diamond]   Phoenix-Engemann Value Equity Series
               (fka, Phoenix-Oakhurst Value Equity Series)

   [diamond]   Phoenix-Goodwin Money Market Series
   [diamond]   Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond Series
   [diamond]   Phoenix-Kayne Rising Dividends Series
   [diamond]   Phoenix-Kayne Small-Cap Quality Value Series
   [diamond]   Phoenix-Lazard International Equity Select Series

   [diamond]   Phoenix-Northern Dow 30 Series
   [diamond]   Phoenix-Northern Nasdaq-100 Index(R) Series

   [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond]   Phoenix-Seneca Mid-Cap Growth Series
   [diamond]   Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   [diamond]   AIM V.I. Capital Appreciation Fund
   [diamond]   AIM V.I. Mid Cap Core Equity Fund

   [diamond]   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   [diamond]   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond]   Federated Fund for U.S. Government Securities II
   [diamond]   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   [diamond]   VIP Contrafund(R) Portfolio
   [diamond]   VIP Growth Opportunities Portfolio
   [diamond]   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond]   Mutual Shares Securities Fund
   [diamond]   Templeton Developing Markets Securities Fund *
   [diamond]   Templeton Foreign Securities Fund
   [diamond]   Templeton Global Asset Allocation Fund *
   [diamond]   Templeton Growth Securities Fund


LAZARD RETIREMENT SERIES
------------------------
   [diamond]   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
   [diamond]   Bond-Debenture Portfolio
   [diamond]   Growth and Income Portfolio
   [diamond]   Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
   [diamond]   Rydex Variable Trust Juno Fund
   [diamond]   Rydex Variable Trust Nova Fund
   [diamond]   Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
   [diamond]   Scudder VIT EAFE(R) Equity Index Fund
   [diamond]   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   [diamond]   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond]   Wanger International Select
   [diamond]   Wanger International Small Cap
   [diamond]   Wanger Select
   [diamond]   Wanger U.S. Smaller Companies


* Not available for new investors

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:              [envelope] PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                         PO Box 8027
                                                                         Boston, MA 02266-8027
                                                             [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                         800/541-0171

                                TABLE OF CONTENTS

 Heading                                                 Page
--------------------------------------------------------------

GLOSSARY OF SPECIAL TERMS...............................    3
RISK/BENEFIT SUMMARY....................................    4
   Policy Benefits......................................    4
   Policy Risks.........................................    4
FEE TABLES..............................................    6
   Transaction Fees.....................................    6
   Periodic Charges Other than Fund Operating Expenses..    7
   Minimum and Maximum Fund Operating Expenses..........    9
   Annual Fund Expenses.................................   10
PHOENIX LIFE INSURANCE COMPANY..........................   12
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT............   12
   Valuation Date.......................................   12
   Performance History..................................   12
VOTING RIGHTS...........................................   12
THE GUARANTEED INTEREST ACCOUNTS........................   13
CHARGES AND DEDUCTIONS..................................   13
   General..............................................   13
   Charges Deducted from Premium Payments...............   14
   Periodic Charges.....................................   14
   Conditional Charges..................................   15
   Other Tax Charges....................................   16
   Fund Charges.........................................   16
THE POLICY..............................................   16
   Contract Rights: Owner, Insured, Beneficiary.........   16
   Contract Limitations.................................   17
   Purchasing a Policy..................................   17
GENERAL ................................................   18
   Postponement of Payments.............................   18
   Optional Insurance Benefits..........................   18
   Death Benefit........................................   20
PAYMENT OF PROCEEDS.....................................   20
   Surrender and Death Benefit Proceeds.................   20
   Payment Options......................................   20
   Surrenders...........................................   21
   Transfer of Policy Value.............................   22
   Disruptive Trading and Market Timing.................   22
   Loans................................................   24
   Lapse................................................   25
FEDERAL INCOME TAX CONSIDERATIONS.......................   25
   Introduction.........................................   25
   Income Tax Status....................................   25
   Policy Benefits......................................   26
   Business-Owned Policies..............................   26
   Modified Endowment Contracts.........................   26
   Limitations on Unreasonable Mortality and
    Expense Charges.....................................   27
   Qualified Plans......................................   27
   Diversification Standards............................   27
   Change of Ownership or Insured or Assignment.........   28
   Other Taxes..........................................   28
   Withholding..........................................   28
FINANCIAL STATEMENTS....................................   28

APPENDIX A - INVESTMENT OPTIONS.........................  A-1

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

CASH SURRENDER VALUE: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

DEATH BENEFIT OPTION: The type of death benefit described in effect.

DEBT: Unpaid policy loans with accrued interest.

DUE PROOF OF DEATH: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is not part of the Separate Account; it is part of our general account.

IN FORCE: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

IN WRITING (WRITTEN NOTICE, WRITTEN REQUEST): Is a written form signed by you, satisfactory to us and received by us.

INSURED: The person upon whose life the policy is issued.

LONG-TERM GUARANTEED INTEREST ACCOUNT: The Long-term Guaranteed Interest Account is not part of the Separate Account; it is part of our general account.

MONTHLY CALCULATION DATE: The first monthly calculation date is the same day as the policy date. Subsequent monthly calculation dates are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation date.

NET AMOUNT AT RISK: On a monthly calculation date it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

PAYMENT DATE: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

POLICY ANNIVERSARY: The anniversary of the policy date.

POLICY DATE: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

POLICY MONTH: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

POLICY VALUE: The sum of your policy's share in the value of each subaccount plus the value of your policy allocated to the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

SEPARATE ACCOUNT: Phoenix Life Variable Universal Life Account. A separate investment account of Phoenix Life Insurance Company.

SUBACCOUNTS: The accounts within our Separate Account to which nonloaned assets under the policy are allocated.

UNIT: A standard of measurement used to determine the share of this policy in the value of each subaccount of the Separate Account.

VALUATION PERIOD: The period in days from the end of one valuation date through the next valuation date.

VULA: Variable Universal Life Administration.

WE (OUR, US, COMPANY): Phoenix Life Insurance Company.

YOU (YOUR): The owner of this policy at the time an owner's right is exercised.

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.

Certain terms used throughout the prospectus have been defined and can be found in "Appendix B-Glossary of Special Terms."

POLICY BENEFITS

DEATH BENEFITS
The policy is first and foremost, a life insurance policy. The policy can be purchased on one life (single life policies) or on two lives up to five lives (multiple life policies). While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. When more than one life is insured, we pay the death benefit when the first of the insureds dies.

You will choose a death benefit when you apply for a policy.

[diamond] Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit.

[diamond] Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $250,000.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.

Also available for single life policies, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond] Single Life Policies
          o  Disability Waiver of Specified Premium
          o  Accidental Death Benefit
          o  Death Benefit Protection
          o  Whole Life Exchange Option (not available after January 27, 2003)
          o  Purchase Protection Plan
          o  Living Benefits
          o  Cash Value Accumulation
          o  Child Term
          o  Family Term
          o  Business Term

[diamond] Multiple Life Policies
          o  Disability Benefit
          o  Survivor Purchase Option
          o  Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life

Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------

                                TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------------------
                CHARGE                           WHEN DEDUCTED                                 AMOUNT DEDUCTED
--------------------------------------- -------------------------------- -----------------------------------------------------------
PREMIUM TAX CHARGE                      Upon Payment.                    2.25% of each premium for single life policies.
--------------------------------------- -------------------------------- -----------------------------------------------------------
FEDERAL TAX CHARGE                      Upon Payment.                    1.50% of each premium for single life policies.
                                                                         No charge applies to multiple life policies.
--------------------------------------- -------------------------------- -----------------------------------------------------------
ISSUE EXPENSE CHARGE                    1/12th of the fee is deducted    The maximum charge is $600 for single life policies and
                                        on each of the first 12 monthly  $150(2) for multiple life policies.
                                        calculation days(1).
--------------------------------------- -------------------------------- -----------------------------------------------------------
SURRENDER CHARGE(3)                     Upon full surrender or lapse.    Maximum is 0.5% of policy face amount plus 28.5% of
                                                                         premiums paid for single life policies.

                                                                         Maximum is 30% of premiums paid for multiple life policies.
--------------------------------------- -------------------------------- -----------------------------------------------------------
PARTIAL SURRENDER CHARGE                Upon Partial Surrender or a      For a partial surrender:
                                        decrease in the policy face      ------------------------
                                        amount.                          The charge that would apply upon a full surrender
                                                                         multiplied by the partial surrender amount divided by
                                                                         the result of subtracting the full surrender charge from
                                                                         the policy value.

                                                                         For a decrease in face amount:
                                                                         ------------------------------

                                                                         The charge that would apply upon a full surrender
                                                                         multiplied by the decrease in face amount divided by the
                                                                         face amount prior to the decrease.
--------------------------------------- -------------------------------- -----------------------------------------------------------
PARTIAL SURRENDER FEE                   Upon Partial Surrender.          2% of surrender amount(4).
--------------------------------------- -------------------------------- -----------------------------------------------------------
TRANSFER CHARGE                         Upon Transfer.                   At present, we do not charge for transfers between
                                                                         investment options, but we reserve the right to charge up
                                                                         to $10 per transfer after the first two transfers in any
                                                                         given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
(2) The Issue Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.
(3) The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the "Charges and Deductions" section.
(4) We limit this fee to $25 for each partial surrender.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
COST OF INSURANCE(1)             On each Monthly
                                 Calculation Day.

  Minimum and Maximum Charges    ............................ We charge $0.06 - $83.33 per $1,000 of amount at risk(2) each month.

  Example for a male age 45 in   ............................ We would charge $0.14 per $1,000 of amount at risk(2) per month. We
  the nonsmoker premium class.                                will increase this charge as he ages.

  Example for five 35 year old
  males in the nonsmoker         ............................ We would charge $0.98 per $1,000 of amount at risk(2) per month. We
  premium class                                               would increase this charge as they age.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each Monthly              $10 per month.(3)
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       On each Monthly              0.80% of average daily net assets, on an annual basis, of
CHARGE(4)                        Calculation Day.             investments in the subaccounts.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right
                                 taxes.                       to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LOAN INTEREST RATE CHARGED(5)    Interest accrues daily and   The maximum net cost to the policy value is 2% of the loan balance
                                 is due on each policy        on an annual basis.
                                 anniversary. If not paid
                                 on that date, we will
                                 treat the accrued interest
                                 as another loan against
                                 the policy.
------------------------------------------------------------------------------------------------------------------------------------
               OPTIONAL INSURANCE BENEFITS - SINGLE LIFE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION RIDER   On each Monthly              $0.01 per $1,000 of face amount per month.
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PURCHASE PROTECTION PLAN         On Rider Date, and on each
RIDER(6)                         Monthly Calculation Day.

  Minimum and Maximum            ............................ $0.05 - $0.17 per unit(7) purchased per month.

  Example for a male age 35 in   ............................ $0.16 per unit(7) purchased per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
DISABILITY WAIVER OF SPECIFIED   On each Monthly
PREMIUM RIDER(6)                 Calculation Day.

  Minimum and Maximum            ............................ $0.22 - $0.82 per $100 of premium waived per month.

  Example for a male age 45 in   ............................ $0.33 per $100 of premium waived per month.
  the nonsmoker premium class.

-------------------------------- ---------------------------- ----------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT         On each Monthly
RIDER(6)                         Calculation Day.

  Minimum and Maximum            ............................ $0.07 - $0.26 per $1,000 of rider amount per month.

  Example for a male age 45 in   ............................ $0.79 per $1,000 of rider amount per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIVING BENEFITS RIDER            We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
WHOLE LIFE EXCHANGE OPTION       We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
RIDER                            rider.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CHILD TERM RIDER(8)              On Rider Date, and on each
                                 Monthly Calculation Day.

  Minimum and Maximum            ............................ $0.06.-.$0.14 per $1,000 of rider face amount.

  Example for a male child age   ............................ $0.11.per $1,000 of rider face amount. We would generally increase
  15. this charge as he ages.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FAMILY TERM RIDER(8)             On Rider Date, and on each
                                 Monthly Calculation Day.

  Minimum and Maximum            ............................ $0.08.-.$8.11 per $1,000 of rider face amount.

  Example for a male age 45 in   ............................ $0.23.per $1,000 of rider face amount. We would generally increase
  the nonsmoker premium class.                                this charge as he ages.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
BUSINESS TERM RIDER(8)           On Rider Date, and on each
                                 Monthly Calculation Day.

  Minimum and Maximum            ............................ $0.07.-.$30.73 per $1,000 of rider face amount.

  Example for a male age 45 in   ............................ $0.19.per $1,000 of rider face amount. We would generally increase
  the nonsmoker premium class.                                this charge as he ages.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
              OPTIONAL INSURANCE BENEFITS - MULTIPLE LIFE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
SURVIVOR PURCHASE OPTION         On Rider Date, and on each
RIDER(6)                         Monthly Calculation Day.

  Minimum and Maximum            ............................ We charge $0.02 - $0.87 per $1,000 of rider face amount per month.

  Example for two 45 year old    ............................ We would.charge $0.04 per $1,000 of face amount per month.
  nonsmokers.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
DISABILITY BENEFIT AND WAIVER    On Rider Date, and on each
RIDER(6)                         Monthly Calculation Day.

  Minimum and Maximum            ............................ We charge $0.0007 - $0.22 per $1,000 of net amount at risk per month.

  Example for a 35 year old      ............................ We would.charge $0.004 per $1,000 of net amount at risk per month.
  male nonsmoker.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
TERM INSURANCE RIDER(8)          On Rider Date, and on each
                                 Monthly Calculation Day.

  Minimum and Maximum            ............................ We charge $0.0001 - $83.33 per $1,000 of rider face amount per month.

  Example for a 35 year old      ............................ We would.charge $0.20 per $1,000 of face amount per month.
  male nonsmoker.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
POLICY EXCHANGE OPTION RIDER     On Rider Date.               $100
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount of the policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) As of the date of this prospectus, we limit this charge to $5 per month.
(4) We do not deduct this charge from investments in the Guaranteed Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies.
(5) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(6) This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
(7) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider
(8) This charge will vary according to age, gender and risk classification. Charges will generally increase with age.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                              Minimum                            Maximum


Total Annual Fund Operating Expenses(1)                                        0.29%                              2.68%

(expenses that are deducted from a fund's assets, including management fees, distribution and/or
12b-1 fees, and other expenses)

(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

  ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1       Other Operating       Total Annual Fund
                        Series                           Management Fee      Fees          Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.30%                 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                            0.75%          N/A             0.47% (3)             1.22% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                0.85%          N/A             0.89% (1)             1.74% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.27% (2)             0.72% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.29%                 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.21%                 0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                            0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                             0.90%          N/A             0.67% (4)             1.57% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                         0.58%          N/A             0.20%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                                 0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.24%                 0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.23%                 0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50% (5)      N/A             0.58% (2)             1.08% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             0.75% (1)             1.45% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             1.78% (1)             2.68% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             0.40% (1)             1.30% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.56% (3)             0.91% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             0.74% (3)             1.09% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.29% (3)             1.34% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.38% (3)             1.43% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.38% (4)             1.18% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.33%                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                  Net Annual Fund                                                    Net Annual Fund
                                                  ---------------                                                    ---------------
                Series             Reimbursements    Expenses               Series                    Reimbursements    Expenses
                ------             --------------    --------               ------                    --------------    --------
Phoenix-AIM Growth                    (0.22%)         1.00%      Phoenix-Kayne Small-Cap Quality Value     (1.63%)          1.05%
Phoenix-Alger Small-Cap Growth        (0.74%)         1.00%      Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                              Select                                    (0.25%)          1.05%
Index                                 (0.07%)         0.65%      Phoenix-Northern Dow 30                   (0.31%)          0.60%
Phoenix-Engemann Growth and Income    (0.03%)         0.95%      Phoenix-Northern Nasdaq-100 Index(R)      (0.49%)          0.60%
Phoenix-Engemann Small-Cap Growth     (0.32%)         1.25%      Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity         (0.03%)         0.95%      Value                                     (0.04%)          1.30%
Phoenix-Goodwin Multi-Sector Short                               Phoenix-Sanford Bernstein
Term Bond                             (0.38%)         0.70%      Small-Cap Value                           (0.13%)          1.30%
Phoenix-Kayne Rising Dividends        (0.60%)         0.85%      Phoenix-Seneca Mid-Cap Growth             (0.03%)          1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                Investment    12b-1 or      Other                     Contractual        After
                                                Management     Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                        Fee          Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%        N/A         0.31%         1.04%          (0.00%)         1.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%        N/A         0.12%         0.97%          (0.00%)         0.97%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                 Investment   12b-1 or      Other                     Contractual        After
                                                 Management    Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                         Fee         Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%        0.25% (1)   0.13%         0.98%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%        0.25% (1)   0.14%         0.99%         ---              ---(11)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%        0.10%       0.11% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%        0.10%       0.14% (2)     0.82%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%        0.10%       0.10% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%        0.25% (4)   0.15%         1.00%        (0.00%)           1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%        0.25%       0.29%         1.79%        (0.00%)           1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%        0.25%       0.19%         1.12%        (0.05%) (5)       1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.61%        0.25%       0.24%         1.10%        (0.01%) (5)       1.09%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79% (3)    0.25% (4)   0.07%         1.11%        (0.00%)           1.11%
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%        0.25%       0.37%         1.37%        (0.12%) (6)       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%         N/A        0.48%         0.98%        (0.08%) (7)       0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%         N/A        0.39%         0.89%        (0.00%)           0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%         N/A        0.42%         1.17%        (0.00%)           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%         N/A        0.71%         1.46%        (0.00%)           1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%         N/A        0.37%         0.82%        (0.17%) (8)       0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%         N/A        0.09%         0.29%        (0.00%)           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%         N/A        0.49%         1.29% (9)      ---             ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%         N/A        0.43%         1.43%        (0.01%) (10)      1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%         N/A        0.19%         1.36%        (0.16%) (10)      1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%         N/A        0.15%         1.10%        (0.10%) (10)      1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%         N/A        0.08%         1.00%        (0.01%) (10)      0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3)  The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.63% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10) Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                   Net Annual Fund                                                   Net Annual Fund
                                                   ---------------                                                   ---------------
                Series              Reimbursements    Expenses                Series                  Reimbursements    Expenses
                ------              --------------    --------                ------                  --------------    --------
Federated Fund for U.S. Government                                 VIP Growth Opportunities Portfolio    (0.02%)          0.80%
Securities II                          (0.26%)         0.72%       VIP Growth Portfolio                  (0.03%)          0.75%
Federated High Income Bond Fund                                    Technology Portfolio                  (0.14%)          1.15%
II - Primary Shares                    (0.25%)         0.74%
VIP Contrafund(R) Portfolio            (0.02%)         0.76%

     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated
                          at anytime without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of Phoenix.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE

A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons


1. the NYSE is closed or may have closed early;

2. the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

---------------------------------------------------------
  New Year's Day                   Independence Day
---------------------------------------------------------
  Martin Luther King, Jr. Day      Labor Day
---------------------------------------------------------
  Presidents Day                   Thanksgiving Day
---------------------------------------------------------
  Good Friday                      Christmas Day
---------------------------------------------------------
  Memorial Day
---------------------------------------------------------

PERFORMANCE HISTORY

We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting us at the address and telephone number given on page one.



THE GUARANTEED INTEREST ACCOUNTS

--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

GUARANTEED INTEREST ACCOUNT

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] First Year:     25% of the total value
[diamond] Second Year:    33% of remaining value
[diamond] Third Year:     50% of remaining value
[diamond] Fourth Year:    100% of remaining value

LONG-TERM GUARANTEED INTEREST ACCOUNT
This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

ISSUE EXPENSE CHARGE
There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150.

You will incur a new issue expense charge if you increase your policy's face amount. We will assess the new charge only on the amount of the increase.

PREMIUM TAX CHARGE
Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.

FEDERAL TAX CHARGE
A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.

          You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond] ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

[diamond] COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

          We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond] COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

          Certain riders are available at no charge:

          o LIVING BENEFITS RIDER (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

          o CASH VALUE ACCUMULATION RIDER (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

          o WHOLE LIFE EXCHANGE OPTION RIDER (for single life policies). This rider permits you to exchange a Policy for a fixed benefit whole life policy at the later of age 65 Policy year 15. This rider is no longer available.

          o POLICY EXCHANGE OPTION RIDER (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.

          We charge for providing benefits under the following riders:

          o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER (for single life policies) charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

          o ACCIDENTAL DEATH BENEFIT RIDER (for single life policies) charges vary based on age, sex, and amount of additional death benefit.

          o PURCHASE PROTECTION PLAN RIDER (for single life policies) charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

          o CHILD TERM RIDER charges (for single life policies) depend on the child's age and gender, and the Rider's face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

          o FAMILY TERM RIDER (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider' face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

          o BUSINESS TERM RIDER (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating(s), and the Rider's face amount.

          o DEATH BENEFIT PROTECTION RIDER (for single life policies) charge is based upon the face amount.

          o DISABILITY BENEFIT RIDER (for multiple life policies) charge is based on the age(s), gender(s), smoker classification(s), specified amount and the number of insureds.

          o SURVIVOR PURCHASE OPTION RIDER (for multiple life policies) charge is based upon the face amount of the policy.

          o TERM INSURANCE RIDER (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insureds.

DAILY CHARGES
We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

[diamond] MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

          We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

          We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

          If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

          We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

          Mortality and Expense Risk Charge:

          Single Life Policies:

          o Policy years one through 15:   .80% annually;
          o Policy years 16 and after:     .25% annually.

          Multiple Life Policies:

          o For all policy years:          .80% annually.

[diamond] LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65.

          Single Life Policies

          o Policy years 1-10 (or insured's age 65 if earlier):  4%
          o Policy years 11-15:                                  3%
          o Policy years 16 and thereafter:                     2 1/2%

          Single Life policies - New York and New Jersey only

          o Policy years 1-10 (for insured's age 65 if earlier): 6%
          o Policy years 11-15:                                  5%
          o Policy years 16 and thereafter:                     4 1/2%

          Multiple Life Policies

          o Policy years 1-10:                                   8%
          o Policy years 11 and thereafter:                      7%

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first ten policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first two policy years on single life policies and during the first ten policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy's surrender charge schedule, or equal to either A plus B (as shown below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy's surrender charge schedule.

          A is equal to:

          1) 28.5% of all premiums paid (up to and including the amount stated in the policy's surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus

          2) 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

          3)  7.5% of all premiums paid in excess of twice this amount.

          B is equal to $5 per $1,000 of initial face amount.

          The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.

    -----------------------------------------------------------
                    SURRENDER CHARGE SCHEDULE
    -----------------------------------------------------------
    POLICY MONTH     SURRENDER     POLICY         SURRENDER
                      CHARGE         MONTH         CHARGE
        1-60         $1307.54          91          $933.20
         61           1295.46          92           921.13
         62           1283.39          93           909.05
         63           1271.31          94           896.97
         64           1259.24          95           884.90
         65           1247.16          96           872.82
         66           1235.08          97           836.39
         67           1223.01          98           799.95
         68           1210.93          99           763.52
         69           1198.86         100           727.09
         70           1186.78         101           690.65
         71           1174.71         102           654.22
         72           1162.63         103           617.78
         73           1150.56         104           581.35
         74           1138.48         105           544.91
         75           1126.41         106           508.48
         76           1114.33         107           472.05
         77           1102.26         108           435.61
         78           1090.18         109           399.18
         79           1078.10         110           362.74
         80           1066.03         111           326.31
         81           1053.95         112           289.97
         82           1041.88         113           253.44
         83           1029.80         114           217.01
         84           1017.73         115           180.57
         85           1005.65         116           144.14
         86            993.58         117           107.70
         87            981.50         118            71.27
         88            969.43         119            34.83
         89            957.35         120              .00
         90            945.28

[diamond] PARTIAL SURRENDER CHARGE (FACE AMOUNT DECREASE). If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if we were to have a transfer charge would be intended to recoup for the cost of administering the transfer.

OTHER TAX CHARGES

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

FUND CHARGES

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled "Fee Tables--Minimum and Maximum Fund Operating Expenses."

These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your," in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES

We base our rates on the insured person's gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents. A policy also can be purchased to cover from two to five lives under one policy, for any person up to age of 80. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups.

PREMIUM PAYMENTS
The policies are flexible premium variable universal life insurance policies. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Separate Account or the Guaranteed Interest Account. Each subaccount of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Separate Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges (if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] we may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

SINGLE LIFE POLICIES
[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This policy is elected at issue.

[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

          o the insured dies from bodily injury that results from an accident;
            and
          o the insured dies no later than 90 days after injury.

          We assess a monthly charge for this rider. This policy is elected at issue.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

          1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

          2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year ten;

          3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

          Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

          For policies issued in New York, two guarantee periods are available:

          1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

          2 The policy anniversary nearest the Insured's 95th birthday.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFIT RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

          We assess a monthly charge for this rider. This rider is elected at issue, within 14 days of birth or at adoption.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy. This policy is elected at issue.

[diamond] BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed six times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

MULTIPLE LIVES POLICIES
[diamond] DISABILITY BENEFIT RIDER. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage. This policy is elected at issue.

[diamond] SURVIVOR PURCHASE OPTION RIDER. The survivor(s) may purchase a new
          Multiple Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates.

[diamond] TERM INSURANCE RIDER. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner's election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds. This policy is elected at issue.

[diamond] POLICY EXCHANGE OPTION RIDER. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider.

DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

REQUESTS FOR INCREASE IN FACE AMOUNT
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see "The Summary - Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 33/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the insured; or

[diamond] the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 33/8% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL
At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.

See "General Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS

We do not permit transfers of less than $500 unless either:

[diamond] the entire balance in the subaccount or the Guaranteed Interest
          Account is being transferred; or

[diamond] the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING

Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond] dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

[diamond] an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond] increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond] limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond] restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond] require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond] impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond] impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.


We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

We do not charge for these programs.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts") and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:


[diamond] $25 monthly                   [diamond] $150 semiannually
[diamond] $75 quarterly                 [diamond] $300 annually


You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

Loan interest rate are as follows:

[diamond] Single Life Policies

          o Policy years 1-10:                                   4%
          o Policy years 11-15:                                  3%
          o Policy years 16 and thereafter*:                    2 1/2%

[diamond] Single Life policies - New York and New Jersey only
          o Policy years 1-10:                                   6%
          o Policy years 11-15:                                  5%
          o Policy years 16 and thereafter*:                    4 1/2%

          *These rates also apply after the insured attains age 65.

[diamond] Multiple Life Policies
          o Policy years 1-10:                                   8%
          o Policy years 11 and thereafter:                      7%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed

Interest Account or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy's gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy's death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the subaccounts or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS

We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES

If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS

A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS

To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond] 55% in any one investment

[diamond] 70% in any two investments

[diamond] 80% in any three investments

[diamond] 90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING

We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information
(SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES

-------------------------------------------------------------------------------------------------------------------
                                                                               Investment Type
                                                 ------------------------------------------------------------------
                                                 Aggressive                           Growth &
                    Subaccount                     Growth     Conservative   Growth    Income    Income   Specialty
-------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                         |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                     |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                         |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                              |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                                                                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                        |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                               |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                          |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
Series                                                                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                             |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                          |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                        |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                         |X|
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
-------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                             |X|

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                     |X|
-------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                      |X|
-------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                   |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                            |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                           |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                              |X|
-------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                         |X|
-------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                             |X|
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                       |X|

-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                               |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                      |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                    |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund               |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Select                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      |X|
-------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                 |X|
-------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                 |X|
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Duff &
                                             Phoenix    Phoenix   Phelps                                      Deutsche   Federated
                                            Investment Variable  Investment   AIM     Engemann   Fred Alger    Asset     Investment
                                            Counsel,   Advisors, Management Advisors,   Asset    Management, Management, Management
            Subaccounts                       Inc.       Inc.       Co.       Inc.    Management    Inc.        Inc.      Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series         |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series        |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series      |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                     |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                            |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series          |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
----------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                        |X|

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                          |X|
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              |X|
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisors
-----------------------------------------------------------------------------------------------------------------------------
                                             Fidelity                               Morgan
                                            Management Franklin   Lazard     Lord,  Stanley            Templeton   Templeton
                                               and      Mutual     Asset    Abbett Investment  Rydex     Asset      Global
                                             Research  Advisers, Management  & Co. Management  Global  Management, Advisors
            Subaccounts                      Company     LLC        LLC       LLC     Inc.    Advisors    Ltd.     Limited
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                    |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio             |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                           |X|
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                            |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                                                                                      |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                               |X|
-----------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                      |X|

-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                 Advisors
------------------------------------------------------------------

                                            Templeton   Wanger
                                            Investment   Asset
                                             Counsel,  Management,
            Subaccounts                        LLC        L.P.
------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
------------------------------------------------------------------
Templeton Foreign Securities Fund              |X|
------------------------------------------------------------------
Templeton Global Asset Allocation Fund         |X|
------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------
Wanger International Select                               |X|
------------------------------------------------------------------
Wanger International Small Cap                            |X|
------------------------------------------------------------------
Wanger Select                                             |X|
------------------------------------------------------------------
Wanger U.S. Smaller Companies                             |X|
------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subadvisors
                                              --------------------------------------------------------------------------------------
                                                                                                              Kayne
                                                                                                             Anderson
                                               Aberdeen      AIM        Alliance                              Rudnick       Lazard
                                                Asset       Capital      Capital    Engemann    Fred Alger   Investment     Asset
                                              Management  Management,  Management,    Asset     Management,  Management,  Management
              Subaccounts                        Inc.        Inc.         L.P.      Management     Inc.         LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series                                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        Subadvisors
                                              ---------------------------


                                                  Northern      Seneca
                                                   Trust        Capital
                                                Investments,  Management,
              Subaccounts                           N.A.         LLC
-------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------

Phoenix-AIM Growth Series
-------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
-------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
-------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                      |X|
-------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series         |X|
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             |X|
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            |X|
-------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012


















Additional information about the Flex Edge Success(R) and Joint Edge(R) Policies and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V603, V601

Investment Company Act File No. 811-04721

add value to wealth(SM)[logo]



L0224PR (C)2005 The Phoenix Companies, Inc.                                 5-05

                                                                     [VERSION C]

                               INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2005


This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, "Guaranteed Interest Accounts") and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]   Phoenix-Aberdeen International Series

   [diamond]   Phoenix-AIM Growth Series
               (fka, Phoenix-MFS Investors Growth Stock Series)
   [diamond]   Phoenix-Alger Small-Cap Growth Series
               (fka, Phoenix-State Street Research Small-Cap Growth Series)

   [diamond]   Phoenix-Alliance/Bernstein Enhanced Index Series

   [diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond]   Phoenix-Engemann Capital Growth Series

   [diamond]   Phoenix-Engemann Growth and Income Series
               (fka, Phoenix-Oakhurst Growth and Income Series)
   [diamond]   Phoenix-Engemann Small-Cap Growth Series
               (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
   [diamond]   Phoenix-Engemann Strategic Allocation Series
               (fka, Phoenix-Oakhurst Strategic Allocation Series)
   [diamond]   Phoenix-Engemann Value Equity Series
               (fka, Phoenix-Oakhurst Value Equity Series)

   [diamond]   Phoenix-Goodwin Money Market Series
   [diamond]   Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond Series
   [diamond]   Phoenix-Kayne Rising Dividends Series
   [diamond]   Phoenix-Kayne Small-Cap Quality Value Series
   [diamond]   Phoenix-Lazard International Equity Select Series

   [diamond]   Phoenix-Northern Dow 30 Series
   [diamond]   Phoenix-Northern Nasdaq-100 Index(R) Series

   [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond]   Phoenix-Seneca Mid-Cap Growth Series
   [diamond]   Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   [diamond]   AIM V.I. Capital Appreciation Fund
   [diamond]   AIM V.I. Mid Cap Core Equity Fund

   [diamond]   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   [diamond]   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond]   Federated Fund for U.S. Government Securities II
   [diamond]   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   [diamond]   VIP Contrafund(R) Portfolio
   [diamond]   VIP Growth Opportunities Portfolio
   [diamond]   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond]   Mutual Shares Securities Fund
   [diamond]   Templeton Developing Markets Securities Fund *
   [diamond]   Templeton Foreign Securities Fund
   [diamond]   Templeton Global Asset Allocation Fund *
   [diamond]   Templeton Growth Securities Fund


LAZARD RETIREMENT SERIES
------------------------
   [diamond]   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
   [diamond]   Bond-Debenture Portfolio
   [diamond]   Growth and Income Portfolio
   [diamond]   Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
   [diamond]   Rydex Variable Trust Juno Fund
   [diamond]   Rydex Variable Trust Nova Fund
   [diamond]   Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
   [diamond]   Scudder VIT EAFE(R) Equity Index Fund
   [diamond]   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   [diamond]   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond]   Wanger International Select
   [diamond]   Wanger International Small Cap
   [diamond]   Wanger Select
   [diamond]   Wanger U.S. Smaller Companies

* Not available for new investors

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus provides important information that you should know before investing.

Read and keep this prospectus for future reference.

 IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:             [envelope] PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                         PO Box 8027
                                                                         Boston, MA 02266-8027
                                                             [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                         (800) 541-0171

                                TABLE OF CONTENTS

 Heading                                                Page
-------------------------------------------------------------

GLOSSARY OF SPECIAL TERMS.............................     3
RISK/BENEFIT SUMMARY .................................     4
   Policy Benefits ...................................     4
   Policy Risks ......................................     4
FEE TABLES ...........................................     6
   Transaction Fees ..................................     6
   Periodic Charges Other the Fund Operating
    Expenses..........................................     7
   Minimum and Maximum Fund Operating Expenses........     8
   Annual Fund Expenses...............................     9
PHOENIX LIFE INSURANCE COMPANY .......................    11
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..........    11
   Valuation Date.....................................    11
   Performance History ...............................    11
VOTING RIGHTS ........................................    11
THE GUARANTEED INTEREST ACCOUNTS .....................    12
CHARGES AND DEDUCTIONS................................    12
   General ...........................................    12
   Charges Deducted from Premium Payments ............    12
   Periodic Charges ..................................    13
   Conditional Charges ...............................    14
   Transfer Charge....................................    15
   Other Tax Charges .................................    15
   Fund Charges.......................................    15
THE POLICY ...........................................    15
   Contract Rights: Owner, Insured, Beneficiary ......    15
   Contract Limitations...............................    15
   Purchasing a Policy................................    16
GENERAL ..............................................    17
   Postponement of Payments ..........................    17
   Optional Insurance Benefits .......................    17
   Death Benefit......................................    18
PAYMENT OF PROCEEDS ..................................    19
   Surrender and Death Benefit Proceeds ..............    19
   Surrenders.........................................    20
   Transfer of Policy Value...........................    20
   Disruptive Trading and Market Timing...............    21
   Loans..............................................    23
   Lapse..............................................    24
FEDERAL INCOME TAX CONSIDERATIONS ....................    24
   Introduction.......................................    24
   Income Tax Status..................................    24
   Policy Benefits....................................    24
   Business-Owned Policies............................    25
   Modified Endowment Contracts ......................    25
   Limitations on Unreasonable Mortality and Expense
      Charges.........................................    26
   Qualified Plans....................................    26
   Diversification Standards..........................    26
   Change of Ownership or Insured or Assignment.......    26
   Other Taxes........................................    27
   Withholding........................................    27
FINANCIAL STATEMENTS..................................    27
APPENDIX A - INVESTMENT OPTIONS.......................   A-1

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

CASH SURRENDER VALUE: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

DEATH BENEFIT OPTION: The type of death benefit described in effect.

DEBT: Unpaid policy loans with accrued interest.

DUE PROOF OF DEATH: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is not part of the Separate Account; it is part of our general account.

IN FORCE: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

IN WRITING (WRITTEN NOTICE, WRITTEN REQUEST): Is a written form signed by you, satisfactory to us and received by us.

INSURED: The person upon whose life the policy is issued.

LONG-TERM GUARANTEED INTEREST ACCOUNT: The Long-term Guaranteed Interest Account is not part of the Separate Account; it is part of our general account.

MONTHLY CALCULATION DATE: The first monthly calculation date is the same day as the policy date. Subsequent monthly calculation dates are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation date.

NET AMOUNT AT RISK: On a monthly calculation date it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

PAYMENT DATE: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

POLICY ANNIVERSARY: The anniversary of the policy date.

POLICY DATE: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

POLICY MONTH: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

POLICY VALUE: The sum of your policy's share in the value of each subaccount plus the value of your policy allocated to the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

SEPARATE ACCOUNT: Phoenix Life Variable Universal Life Account. A separate investment account of Phoenix Life Insurance Company.

SUBACCOUNTS: The accounts within our Separate Account to which nonloaned assets under the policy are allocated.

UNIT: A standard of measurement used to determine the share of this policy in the value of each subaccount of the Separate Account.

VALUATION PERIOD: The period in days from the end of one valuation date through the next valuation date.

VULA: Variable Universal Life Administration.

WE (OUR, US, COMPANY): Phoenix Life Insurance Company.

YOU (YOUR): The owner of this policy at the time an owner's right is exercised

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.

CERTAIN TERMS USED THROUGHOUT THE PROSPECTUS HAVE BEEN DEFINED AND CAN BE FOUND IN "APPENDIX B-GLOSSARY OF SPECIAL TERMS."

POLICY BENEFITS

DEATH BENEFITS
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy.

[diamond] Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit.

[diamond] Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $25,000.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond] Disability Waiver of Specified Premium
[diamond] Accidental Death Benefit
[diamond] Death Benefit Protection
[diamond] Whole Life Exchange Option (not available after January 27, 2003) [diamond] Purchase Protection Plan
[diamond] Living Benefits
[diamond] Cash Value Accumulation
[diamond] Child Term
[diamond] Family Term
[diamond] Phoenix Individual Edge Term
[diamond] Age 100+ Rider
[diamond] LifePlan Options Rider

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied.

Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
During the first eight policy years the policy will remain in force as long as the policy value is enough to pay the monthly charges incurred under the policy. After that, your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value (or the policy value in the first 8 years) is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Separate Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------

                                TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PREMIUM TAX                      Upon Payment.                2.25 % of each premium.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FEDERAL TAX CHARGE               Upon Payment.                1.50 % of each premium.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ISSUE CHARGE                     1/12th of the fee is         The maximum charge is $600(2).
                                 deducted on each of the
                                 first 12 monthly
                                 calculation days(1).
-------------------------------- ---------------------------- ----------------------------------------------------------------------
SURRENDER CHARGE                 Upon full surrender or       A maximum of 2.25 times the Commission Target Premium(3). We will
                                 lapse.                       provide your surrender charges before we issue your policy.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         Upon Partial Surrender or    For a partial surrender:
                                 a decrease in the policy     ------------------------
                                 face amount.                 The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

                                                              For a decrease in face amount:
                                                              ------------------------------
                                                              The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER FEE            Upon Partial Surrender.      2% of surrender amount(4).
-------------------------------- ---------------------------- ----------------------------------------------------------------------
TRANSFER CHARGE                  Upon Transfer.               At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
(2) The Issue Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
(3) The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy.
(4) We limit this fee to $25 for each partial surrender.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
COST OF INSURANCE(1)             On each Monthly
                                 Calculation Day.

Minimum and Maximum Charges      ............................ We currently charge $0.05 - $83.33 per $1,000 of amount at risk(2)
                                                              each month.

Example for a male age 45 in     ............................ We would charge $0.25 per $1,000 of amount at risk(2) per month. We
nonsmoker premium class.                                      will increase this charge as he ages.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each Monthly              $10 per month.(3)
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       On each Monthly              0.80% of average daily net assets, on an annual basis, of
CHARGE(4)                        Calculation Day.             investments in the subaccounts.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right-
                                 taxes.                       to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LOAN INTEREST RATE CHARGED(5)    Interest accrues daily and   The maximum net cost to the policy value is 2% of the loan balance
                                 is due on each policy        anniversary. If not paid on an annual basis. on that date, we will treat the accrued interest as another loan against the policy.
------------------------------------------------------------------------------------------------------------------------------------
                           OPTIONAL INSURANCE BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION RIDER   On each Monthly              $0.01 per $1,000 of face amount per month.
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PURCHASE PROTECTION PLAN         On Rider Date, and on each
RIDER                            Monthly Calculation Day.

  Minimum and Maximum            ............................ $0.05 - $0.17 per unit(9) purchased per month.

  Example for a male age 35 in   ............................ $0.16 per unit9 purchased per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CHILD TERM RIDER(6)              On each Monthly
                                 Calculation Day.

  Minimum and Maximum            ............................ $$0.06 - $0.11 per $1,000 of rider face amount per month.

  Minimum and Maximum            ............................ $0.06 per $1,000 of rider face amount.
  Example for a male age 10.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FAMILY TERM RIDER(6)             On each Monthly
                                 Calculation Day.
  Minimum and Maximum            ............................ $0.08 - $6.49 per $1,000 of rider face amount per month.

  Example for a male age 45.     ............................ $1.91 per $1,000 of rider face amount per month.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PHOENIX INDIVIDUAL EDGE TERM     On each Monthly
RIDER(6)                         Calculation Day.

  Minimum and Maximum            ............................ $0.05 - $156.94 per $1.000 of rider face amount per month.

  Minimum and Maximum            ............................ $0.19 per $1.000 of rider face amount per month.
  Example for a male age 45 in
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------

DISABILITY WAIVER OF SPECIFIED   On each Monthly
PREMIUM RIDER(7)                 Calculation Day.

  Minimum and Maximum            ............................ $0.22 -$0.82 per $100 of premium waived per month.

  Example for a male age 45 in   ............................ $0.66 per $100 of premium waived per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT         On each Monthly
RIDER(7)                         Calculation Day.

  Minimum and Maximum            ............................ $0.07 -$0.26 per $1,000 of rider amount per month.

  Example for a male age 45 in   ............................ $0.79 per $1,000 of rider amount per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIVING BENEFITS RIDER            We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CASH VALUE ACCUMULATION RIDER    We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
WHOLE LIFE EXCHANGE RIDER(8)     We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
AGE 100+ RIDER                   We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER           We do not charge for this    Though we do not charge for this rider, to the extent there is an
                                 rider.                       increase in face amount, there will be an increase in the cost of insurance. We describe this rider later under "Optional Insurance
                                                              Benefits."
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) As of the date of this prospectus, we limit this charge to $5 per month.
(4) We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the subaccounts. We do not deduct this charge from investments in the Guaranteed Interest Account.
(5) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(6) This charge will vary according to age, gender and risk classification. Charges will generally increase with age.
(7) This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
(8) This rider is no longer available.
(9) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                              Minimum                            Maximum


Total Annual Fund Operating Expenses(1)                                        0.29%                              2.68%

(expenses that are deducted from a fund's assets, including management fees, distribution and/or
12b-1 fees, and other expenses)

(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

  ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1       Other Operating       Total Annual Fund
                        Series                           Management Fee      Fees          Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.30%                 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                            0.75%          N/A             0.47% (3)             1.22% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                0.85%          N/A             0.89% (1)             1.74% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.27% (2)             0.72% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.29%                 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.21%                 0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                            0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                             0.90%          N/A             0.67% (4)             1.57% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                         0.58%          N/A             0.20%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                                 0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.24%                 0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.23%                 0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50% (5)      N/A             0.58% (2)             1.08% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             0.75% (1)             1.45% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             1.78% (1)             2.68% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             0.40% (1)             1.30% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.56% (3)             0.91% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             0.74% (3)             1.09% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.29% (3)             1.34% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.38% (3)             1.43% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.38% (4)             1.18% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.33%                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                  Net Annual Fund                                                    Net Annual Fund
                                                  ---------------                                                    ---------------
                Series             Reimbursements    Expenses               Series                    Reimbursements    Expenses
                ------             --------------    --------               ------                    --------------    --------
Phoenix-AIM Growth                    (0.22%)         1.00%      Phoenix-Kayne Small-Cap Quality Value     (1.63%)          1.05%
Phoenix-Alger Small-Cap Growth        (0.74%)         1.00%      Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                              Select                                    (0.25%)          1.05%
Index                                 (0.07%)         0.65%      Phoenix-Northern Dow 30                   (0.31%)          0.60%
Phoenix-Engemann Growth and Income    (0.03%)         0.95%      Phoenix-Northern Nasdaq-100 Index(R)      (0.49%)          0.60%
Phoenix-Engemann Small-Cap Growth     (0.32%)         1.25%      Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity         (0.03%)         0.95%      Value                                     (0.04%)          1.30%
Phoenix-Goodwin Multi-Sector Short                               Phoenix-Sanford Bernstein
Term Bond                             (0.38%)         0.70%      Small-Cap Value                           (0.13%)          1.30%
Phoenix-Kayne Rising Dividends        (0.60%)         0.85%      Phoenix-Seneca Mid-Cap Growth             (0.03%)          1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                Investment    12b-1 or      Other                     Contractual        After
                                                Management     Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                        Fee          Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%        N/A         0.31%         1.04%          (0.00%)         1.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%        N/A         0.12%         0.97%          (0.00%)         0.97%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                 Investment   12b-1 or      Other                     Contractual        After
                                                 Management    Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                         Fee         Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%        0.25% (1)   0.13%         0.98%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%        0.25% (1)   0.14%         0.99%         ---              ---(11)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%        0.10%       0.11% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%        0.10%       0.14% (2)     0.82%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%        0.10%       0.10% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%        0.25% (4)   0.15%         1.00%        (0.00%)           1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%        0.25%       0.29%         1.79%        (0.00%)           1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%        0.25%       0.19%         1.12%        (0.05%) (5)       1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.61%        0.25%       0.24%         1.10%        (0.01%) (5)       1.09%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79% (3)    0.25% (4)   0.07%         1.11%        (0.00%)           1.11%
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%        0.25%       0.37%         1.37%        (0.12%) (6)       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%         N/A        0.48%         0.98%        (0.08%) (7)       0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%         N/A        0.39%         0.89%        (0.00%)           0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%         N/A        0.42%         1.17%        (0.00%)           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%         N/A        0.71%         1.46%        (0.00%)           1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%         N/A        0.37%         0.82%        (0.17%) (8)       0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%         N/A        0.09%         0.29%        (0.00%)           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%         N/A        0.49%         1.29% (9)      ---             ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%         N/A        0.43%         1.43%        (0.01%) (10)      1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%         N/A        0.19%         1.36%        (0.16%) (10)      1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%         N/A        0.15%         1.10%        (0.10%) (10)      1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%         N/A        0.08%         1.00%        (0.01%) (10)      0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3)  The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.63% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10) Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                   Net Annual Fund                                                   Net Annual Fund
                                                   ---------------                                                   ---------------
                Series              Reimbursements    Expenses                Series                  Reimbursements    Expenses
                ------              --------------    --------                ------                  --------------    --------
Federated Fund for U.S. Government                                 VIP Growth Opportunities Portfolio    (0.02%)          0.80%
Securities II                          (0.26%)         0.72%       VIP Growth Portfolio                  (0.03%)          0.75%
Federated High Income Bond Fund                                    Technology Portfolio                  (0.14%)          1.15%
II - Primary Shares                    (0.25%)         0.74%
VIP Contrafund(R) Portfolio            (0.02%)         0.76%

     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated
                          at anytime without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of Phoenix.

All income, gains or losses whether or not realized of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE


A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons


1. the NYSE is closed or may have closed early;

2. the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

 ----------------------------------- ------------------------
 New Year's Day                      Independence Day
 ----------------------------------- ------------------------
 Martin Luther King, Jr. Day         Labor Day
 ----------------------------------- ------------------------
 Presidents Day                      Thanksgiving Day
 ----------------------------------- ------------------------
 Good Friday                         Christmas Day
 ----------------------------------- ------------------------
 Memorial Day
 ----------------------------------- ------------------------

PERFORMANCE HISTORY

We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting us at the address and telephone number given on page one.



THE GUARANTEED INTEREST ACCOUNTS

--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

GUARANTEED INTEREST ACCOUNT

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]   First Year:     25% of the total value
[diamond]   Second Year:    33% of remaining value
[diamond]   Third Year:     50% of remaining value
[diamond]   Fourth Year:    100% of remaining value

LONG-TERM GUARANTEED INTEREST ACCOUNT

This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

Charges are deducted in connection with the policy to compensate us for:

[diamond]   our expenses in selling the policy;

[diamond]   underwriting and issuing the policy;

[diamond]   premium and federal taxes incurred on premiums received;

[diamond]   providing the insurance benefits set forth in the policy; and

[diamond]   assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]   issue expense charge; and/or

[diamond]   surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

ISSUE EXPENSE CHARGE
There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year.

You will incur a new issue expense charge if you increase your policy's face amount. We will assess the new charge only on the amount of the increase. We deduct this charge in 12 equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

PREMIUM TAX CHARGE
Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

FEDERAL TAX CHARGE
A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond]   ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

[diamond]   COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality
            Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

            We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond]   COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

            Certain riders are available at no charge with every Individual Edge policy:

            o LIVING BENEFITS RIDER. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

            o CASH VALUE ACCUMULATION RIDER. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

            o AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the insured's age 100, as long as the cash surrender value is greater than zero.

            o LIFE PLANS OPTIONS RIDER. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount; (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.

            o WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance. This rider is no longer available.

            We charge for providing benefits under the following riders:

            o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

            o ACCIDENTAL DEATH BENEFIT RIDER charges vary based on age, sex, and amount of additional death benefit.

            o PURCHASE PROTECTION PLAN RIDER charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

            o CHILD TERM RIDER charges depend on the child's age and gender, and the Rider's face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

            o FAMILY TERM RIDER charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider' face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.


            o PHOENIX INDIVIDUAL EDGE TERM RIDER charges vary based on age, gender, smoker classification, and table rating, and the Rider's face amount.


            o DEATH BENEFIT PROTECTION RIDER charge is based upon the face amount.

DAILY CHARGES
We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

[diamond]   MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

            We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

            We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

            If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

            We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

            For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the subaccounts each month for all policy options. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25%.

[diamond]   LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below.

            As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65, after that, the rates for Policy Years 16+ will apply.

            -----------------------------------------------------------
                                                   RATE WE CREDIT
                                                THE LOANED PORTION OF
                         LOAN INTEREST RATE        THE GUARANTEED
                              CHARGED             INTEREST ACCOUNT
            ---------- ----------------------- ------------------------
            POLICY       MOST      NEW YORK/     MOST      NEW YORK/
            YEARS:      STATES    NEW JERSEY    STATES    NEW JERSEY
            ---------- ---------- ------------ --------- --------------
              1-10        4%          6%          2%          4%
            ---------- ---------- ------------ --------- --------------
              11-16       3%          5%          2%          4%
            ---------- ---------- ------------ --------- --------------
               16+       2.25%       4.25%        2%          4%
            -----------------------------------------------------------

            Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

CONDITIONAL CHARGES

These are other charges that are imposed only if certain events occur.

[diamond]   SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.
            They are deferred charges because they are not deducted from premiums.

            The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:

                       ISSUE AGE         INITIAL SURRENDER
                          25                 $1,235.25
                          35                  1,923.75
                          45                  3,127.94
                          55                  4,611.17
                          65                  5,850.00
                          75                  5,850.00
                          85                  5,850.00

            The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

------------------------------------------------------
              SURRENDER CHARGE SCHEDULE
------------------------------------------------------
    POLICY       SURRENDER     POLICY     SURRENDER
    MONTH          CHARGE       MONTH       CHARGE

     1-12        $1923.75        89        $1179.90
    13-24         1923.75        90         1154.25
    25-36         1923.75        91         1128.60
    37-48         1923.75        92         1102.95
    49-60         1923.75        93         1077.30
      61          1898.10        94         1051.65
      62          1872.45        95         1026.00
      63          1846.80        96         1000.35
      64          1821.15        97          958.63
      65          1795.50        98          916.90
      66          1769.85        99          875.18
      67          1744.20        100         833.45
      68          1718.55        101         791.73
      69          1692.90        102         750.01
      70          1667.25        103         708.28
      71          1641.60        104         666.56
      72          1615.95        105         624.83
      73          1590.30        106         583.11
      74          1564.65        107         541.39
      75          1539.00        108         499.66
      76          1513.35        109         457.94
      77          1487.70        110         416.21
      78          1462.05        111         374.49
      79          1436.40        112         332.77
      80          1410.75        113         291.04
      81          1385.10        114         249.32
      82          1359.45        115         207.59
      83          1333.80        116         165.87
      84          1308.15        117         124.15
      85          1282.50        118          82.42
      86          1256.85        119          40.70
      87          1231.20        120          00.00
      88          1205.55

[diamond]   PARTIAL SURRENDER CHARGE (FACE AMOUNT DECREASE). If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

            A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease. This charge is intended to recoup the costs of issuing the policy.

[diamond]   PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

TRANSFER CHARGE

Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if we were to have a transfer charge, would be intended to recoup for the cost of administering the transfer.

OTHER TAX CHARGES

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

FUND CHARGES

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled "Fee Tables--Minimum and Maximum Fund Operating Expenses."

These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt.

We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

PREMIUM PAYMENTS

The Individual Edge(R) policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Separate Account or the Guaranteed Interest Account. Each subaccount of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.


The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Separate Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]   for up to 6 months from the date of the request, for any
            transactions dependent upon the value of the Guaranteed Interest
            Account;

[diamond]   We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S.
            Government bond market is closed on Columbus Day and Veteran's Day);
            or

[diamond]   whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate
            Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond]   DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

[diamond]   ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

            o the insured dies from bodily injury that results from an accident; and

            o  the insured dies no later than 90 days after injury.

            We assess a monthly charge for this rider. This policy is elected at issue.

[diamond]   DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be
            20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application.
            The three available guarantee periods are:

            1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year seven;

            2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

            3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 100th birthday.

            Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

            For policies issued in New York, two guarantee periods are available:

            1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

            2   The policy anniversary nearest the Insured's 100th birthday.

[diamond]   PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond]   LIVING BENEFIT RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

            This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.

[diamond]   CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond]   CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

            We assess a monthly charge for this rider. This rider is elected at issue, within 14 days of birth or at adoption.

[diamond]   FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.

            We assess a monthly charge for this rider. This rider is elected at issue.

[diamond]   PHOENIX INDIVIDUAL EDGE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed four times the initial face amount of the policy. This rider is elected at issue.

[diamond]   AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the insured's age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond]   LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy
            Anniversaries, subject to various limitations as set forth in the rider, the following policy options may be exercised or elected.

            1 An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

            2 An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

            3 An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

            While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan. This rider will automatically be attached to the policy at issue.

[diamond]   WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age
            65 or policy year 15. There is no charge for this option. This option is no longer available.

DEATH BENEFIT

GENERAL

The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

REQUESTS FOR INCREASE IN FACE AMOUNT
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see "Summary--Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences.

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]   the death of the payee; or

[diamond]   the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]   10 years;

[diamond]   20 years; or

[diamond]   until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:


[diamond]   the end of the 10-year period certain;

[diamond]   the death of the insured; or

[diamond]   the death of the other named annuitant.


The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 33/8% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]   The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]   The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]   A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or

Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS

We do not permit transfers of less than $500 unless either:

[diamond]   the entire balance in the subaccount or the Guaranteed Interest
            Account is being transferred; or

[diamond]   the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING

Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond]   dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

[diamond]   an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]   increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]   limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]   restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond]   require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]   impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

We do not charge for these programs.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts") and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:


[diamond]   $25 monthly                    [diamond]   $150 semiannually
[diamond]   $75 quarterly                  [diamond]   $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.


We may at different times offer an Enhanced Dollar Cost Averaging Program. This Enhanced DCA Program can offer a higher interest rate during selected periods.


ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond]   In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured's 65th birthday will be 21/4%. The rates in effect before the insured reaches age 65 will be:

            o  Policy years 1-10:                       4%
            o  Policy years 11-15:                      3%
            o  Policy years 16 and thereafter:        2 1/4%

[diamond]   In New York and New Jersey only, the rates in effect before the
            Insured reaches age 65 will be:

            o  Policy years 1-10:                       6%
            o  Policy years 11-15:                      5%
            o  Policy years 16 and thereafter:        4 1/4%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy's gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy's death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the subaccounts or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 8 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS

We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES

If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]   made on or after the taxpayer attains age 59 1/2;

[diamond]   attributable to the taxpayer's disability (within the meaning of
            Code Section 72(m)(7)); or

[diamond]   part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

[diamond]   First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]   Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

            o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

            o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS

A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS

To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]   55% in any one investment

[diamond]   70% in any two investments

[diamond]   80% in any three investments

[diamond]   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING

We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information
(SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES

-------------------------------------------------------------------------------------------------------------------
                                                                               Investment Type
                                                 ------------------------------------------------------------------
                                                 Aggressive                           Growth &
                    Subaccount                     Growth     Conservative   Growth    Income    Income   Specialty
-------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                         |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                     |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                         |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                              |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                                                                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                        |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                               |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                          |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
Series                                                                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                             |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                          |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                        |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                         |X|
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
-------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                             |X|

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                     |X|
-------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                      |X|
-------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                   |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                            |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                           |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                              |X|
-------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                         |X|
-------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                             |X|
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                       |X|

-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                               |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                      |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                    |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund               |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Select                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      |X|
-------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                 |X|
-------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                 |X|
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Duff &
                                             Phoenix    Phoenix   Phelps                                      Deutsche   Federated
                                            Investment Variable  Investment   AIM     Engemann   Fred Alger    Asset     Investment
                                            Counsel,   Advisors, Management Advisors,   Asset    Management, Management, Management
            Subaccounts                       Inc.       Inc.       Co.       Inc.    Management    Inc.        Inc.      Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series         |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series        |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series      |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                     |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                            |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series          |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
----------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                        |X|

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                          |X|
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              |X|
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisors
-----------------------------------------------------------------------------------------------------------------------------
                                             Fidelity                               Morgan
                                            Management Franklin   Lazard     Lord,  Stanley            Templeton   Templeton
                                               and      Mutual     Asset    Abbett Investment  Rydex     Asset      Global
                                             Research  Advisers, Management  & Co. Management  Global  Management, Advisors
            Subaccounts                      Company     LLC        LLC       LLC     Inc.    Advisors    Ltd.     Limited
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                    |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio             |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                           |X|
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                            |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                                                                                      |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                               |X|
-----------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                      |X|

-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                 Advisors
------------------------------------------------------------------

                                            Templeton   Wanger
                                            Investment   Asset
                                             Counsel,  Management,
            Subaccounts                        LLC        L.P.
------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
------------------------------------------------------------------
Templeton Foreign Securities Fund              |X|
------------------------------------------------------------------
Templeton Global Asset Allocation Fund         |X|
------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------
Wanger International Select                               |X|
------------------------------------------------------------------
Wanger International Small Cap                            |X|
------------------------------------------------------------------
Wanger Select                                             |X|
------------------------------------------------------------------
Wanger U.S. Smaller Companies                             |X|
------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subadvisors
                                              --------------------------------------------------------------------------------------
                                                                                                              Kayne
                                                                                                             Anderson
                                               Aberdeen      AIM        Alliance                              Rudnick       Lazard
                                                Asset       Capital      Capital    Engemann    Fred Alger   Investment     Asset
                                              Management  Management,  Management,    Asset     Management,  Management,  Management
              Subaccounts                        Inc.        Inc.         L.P.      Management     Inc.         LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series                                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        Subadvisors
                                              ---------------------------


                                                  Northern      Seneca
                                                   Trust        Capital
                                                Investments,  Management,
              Subaccounts                           N.A.         LLC
-------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------

Phoenix-AIM Growth Series
-------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
-------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
-------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                      |X|
-------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series         |X|
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             |X|
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            |X|
-------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012





















    Additional information about the Individual Edge(R) (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


    The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

    Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V603 (PIE)


Investment Company Act File No. 811-04721

[logo] add value to wealth(SM)


L0252PR  (C)2005 The Phoenix Companies, Inc.                                5-05

                                     PART B

================================================================================
                                    FLEX EDGE
                       FLEX EDGE SUCCESS(R)/JOINT EDGE(R)
                               INDIVIDUAL EDGE(R)
================================================================================

                THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                              --------------------

      FLEXIBLE PREMIUM FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses dated May 1, 2005. You may obtain a copy of each prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the address or telephone number below. Defined terms used in the current prospectuses are incorporated in this SAI.


                              --------------------

                                TABLE OF CONTENTS

                                                                            PAGE

Phoenix Life Insurance Company............................................     2

The Separate Account......................................................     2

The Policy................................................................     3

Servicing Agent...........................................................     3

Underwriter and Sales of the Policies.....................................     3

Performance History.......................................................     3

Additional Information....................................................     6

Voting Rights.............................................................     7

Safekeeping of the Separate Account's Assets..............................     7

State Regulation..........................................................     7

Reports...................................................................     7

Experts ..................................................................     7

Separate Account Financial Statements.....................................  SA-1

Company Financial Statements..............................................   F-1


                              --------------------


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:      [envelope]    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                                                           PO Box 8027
                                                                                      Boston, Massachusetts 02266-8027

                                                      [telephone]   VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                                                    Tel. (800) 541-0171

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06102. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

SURPLUS

Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Phoenix established the Phoenix Life Variable Universal Life Account ("Separate Account") as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

All income, gains or losses of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.

REINVESTMENT AND REDEMPTION

All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES

We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

   (A) + (B)
  -----------   -   (D)   where:
      (C)

(A)= the value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period;

(B)= the amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period;

(C)= the value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date;

(D)= the sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


THE POLICY
--------------------------------------------------------------------------------

The number of units credited to a subaccount of the Separate Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

THE CONTRACT

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY

We cannot contest this policy or any attached rider after it has been in force during the insured's (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SERVICING AGENT
--------------------------------------------------------------------------------


The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area. The Phoenix Edge Series Fund is an open-ended management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies issued by PHL Variable, Phoenix and Phoenix Life and Annuity Company. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
------------------------------- --------------------------
             2002                          N/A
------------------------------- --------------------------

             2003                     $1.7 Million
------------------------------- --------------------------
             2004                     $2.2 Million

----------------------------------------------------------


UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06102. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. Phoenix directly bears all underwriting commission costs. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications.


Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

These rates of return shown are not an estimate nor a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2004:

Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:..................... $1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:.................................  1.000288
Calculation:
   Ending account value.....................................  1.000288
   Less beginning account value.............................  1.000000
   Net change in account value..............................  0.000288
Base period return:
   (adjusted change/beginning account value)................  0.000288
Current annual yield = return x (365/7) =...................     1.50%
Effective annual yield = [(1 + return)(365/7)] - 1 =........     1.51%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return. We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers from your registered representative.

----------------------------------------------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                    Series                          Inception Date    1 Year    5 Years    10 Years    Since Inception
----------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                    5/1/1990     20.78%      -2.80%     7.68%           7.22%
----------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                              12/15/1999      4.21%      -9.53%                    -8.39%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                   8/12/2002      2.12%                                21.09%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        7/14/1997      9.84%      -3.77%                     4.27%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      5/1/1995     34.69%      23.82%                    17.08%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                 12/31/1982      4.97%     -11.69%     4.92%          11.79%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                3/2/1998     10.48%      -1.32%                     4.13%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                8/15/2000      9.69%                                 -7.50%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series            9/17/1984      7.46%       3.14%     9.34%          10.88%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                     3/2/1998     12.92%       3.44%                     7.42%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     10/8/1982      0.79%       2.53%     3.84%           5.40%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series       12/31/1982      6.84%       8.75%     9.02%           9.51%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series      6/2/2003      5.33%                                 5.26%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   8/12/2002      5.26%                                 8.32%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            8/12/2002     25.68%                                19.38%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       8/12/2002     15.86%                                16.51%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                         12/15/1999      4.67%       0.01%                     0.50%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             8/15/2000     10.04%                               -17.41%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series           3/2/1998     20.41%      17.42%                     8.75%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series       11/20/2000     22.67%                                18.19%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                     3/2/1998      6.72%      -4.63%                     5.03%
----------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   1/29/1996      5.44%      -9.56%                     6.50%
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       5/5/1993      6.63%      -6.51%     8.36%           9.00%
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                       9/10/2001     13.82%                                10.30%
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             5/5/1993      5.77%      -7.19%     8.67%           9.03%
----------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               1/25/1995      8.19%      -9.45%                    14.96%
----------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II        3/28/1994      3.61%       6.56%     6.11%           5.91%
----------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                       3/1/1994     10.46%       4.77%     7.59%           6.61%
----------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                             11/3/1997     15.34%       1.85%                     8.24%
----------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                      11/3/1997      7.06%      -5.14%                     0.52%
----------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                    11/3/1997      3.26%      -6.88%                     4.24%
----------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                           11/8/1996     12.63%       8.55%                     9.37%
----------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund            9/27/1996     24.71%       3.54%                     0.36%
----------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                       5/11/1992     18.53%       0.92%     8.61%           9.27%
----------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                 11/28/1988     15.72%       5.64%    11.08%          10.48%
----------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                        3/15/1994     16.03%       4.59%     9.74%           9.27%
----------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                   11/4/1997     14.89%      13.26%                     9.12%
----------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                               11/30/2001      7.89%                                10.98%
----------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                            12/11/1989     12.65%       5.49%    12.77%          12.54%
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                 9/15/1999     24.04%      18.12%                    16.72%
----------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                           5/1/2003    -10.67%                                -6.93%
----------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                           5/7/1997     14.62%      -8.98%                     2.66%
----------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                5/1/2002     10.71%                                 4.19%
----------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  8/22/19997     19.07%      -4.81%                     1.71%
----------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                       10/1/1997     10.59%      -2.58%                     4.60%
----------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                   11/30/1999     -1.64%     -21.93%                   -18.23%
----------------------------------------------------------------------------------------------------------------------
Wanger International Select                              2/1/1999     24.34%       1.45%                    12.20%
----------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                           5/1/1995     30.27%      -1.04%                    16.49%
----------------------------------------------------------------------------------------------------------------------
Wanger Select                                            2/1/1999     19.31%      11.46%                    15.21%
----------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                            5/1/1995     18.33%       7.60%                    16.37%
----------------------------------------------------------------------------------------------------------------------


We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM) (DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500 Index(R) (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Forbes
       Fortune
       Consumer Reports
       Investor's Business Daily
       Financial Planning
       Financial Services Weekly
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA. The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on the first page of the prospectus.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REDUCTION IN CHARGES

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]   the number of insureds,

[diamond]   total premiums expected to be paid,

[diamond]   total assets under management for the policyowner,

[diamond]   the nature of the relationship among individual insureds,


[diamond]   the purpose for which the policies are being purchased,


[diamond]    where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

[diamond]    internal transfers from other policies or contracts issued by the
             Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate, and

[diamond]    other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

VOTING RIGHTS
--------------------------------------------------------------------------------

We will vote the series' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the series' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

We will vote series shares held in a subaccount for which no timely instructions are received, and series shares which are not otherwise attributable to policy owners, in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policy owner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policy owners.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the assets of the Separate Account. The assets of the Separate Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


STATE REGULATION
--------------------------------------------------------------------------------

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.


REPORTS
--------------------------------------------------------------------------------

All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


EXPERTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R), Individual Edge(R)) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm and as experts in auditing and accounting.


Joseph P. DeCresce, Counsel, and Brian Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided opinion on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

  A N N U A L  R E P O R T

                 Flex Edge
                 Flex Edge Success(R)
                 Joint Edge(R)
                 Individual Edge(R)
                                     V a r i a b l e  U n i v e r s a l  L i f e




             P H O E N I X  L I F E  V A R I A B L E  U N I V E R S A L  L I F E
                                                                   A C C O U N T
                                                               DECEMBER 31, 2004









                                [LOGO] PHOENIX(R)

                 L0252AR  (C) 2005  The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                                                                     PHOENIX-
                                               PHOENIX-                                    PHOENIX-ALGER            ALLIANCE/
                                               ABERDEEN               PHOENIX-AIM            SMALL-CAP              BERNSTEIN
                                            INTERNATIONAL               GROWTH                 GROWTH             ENHANCED INDEX
                                              SUBACCOUNT              SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $        59,144,437      $       21,325,138     $        1,594,820     $       28,799,062
                                         ===================      ==================     ==================     ==================
   Investment at market                  $        53,937,922      $       15,951,709     $        1,709,887     $       24,680,847
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                53,937,922              15,951,709              1,709,887             24,680,847
LIABILITIES
   Accrued expenses                                   35,293                  10,659                  1,170                 16,546
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $        53,902,629      $       15,941,050     $        1,708,717     $       24,664,301
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                    21,901,133              26,260,036              1,102,620             18,956,499
                                         ===================      ==================     ==================     ==================
Unit value                               $          2.461180      $         0.607046     $         1.549689     $         1.301100
                                         ===================      ==================     ==================     ==================

                                                                                               PHOENIX-             PHOENIX-
                                            PHOENIX-DUFF &             PHOENIX-                ENGEMANN             ENGEMANN
                                              PHELPS REAL              ENGEMANN               GROWTH AND           SMALL-CAP
                                          ESTATE SECURITIES        CAPITAL GROWTH               INCOME               GROWTH
                                              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT           SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $        14,779,608      $      231,906,750     $       20,302,355     $        3,797,313
                                         ===================      ==================     ==================     ==================
   Investment at market                  $        22,796,572      $      182,499,880     $       20,823,844     $        4,581,815
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                22,796,572             182,499,880             20,823,844              4,581,815
LIABILITIES
   Accrued expenses                                   15,150                 123,269                 13,910                  3,062
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $        22,781,422      $      182,376,611     $       20,809,934     $        4,578,753
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                     6,345,492              50,699,279             16,663,411              6,943,058
                                         ===================      ==================     ==================     ==================
Unit value                               $          3.590174      $         3.597223     $         1.248840     $         0.659472
                                         ===================      ==================     ==================     ==================

                                               PHOENIX-                                                              PHOENIX-
                                               ENGEMANN                 PHOENIX-              PHOENIX-            GOODWIN MULTI-
                                              STRATEGIC             ENGEMANN VALUE         GOODWIN MONEY           SECTOR FIXED
                                              ALLOCATION                EQUITY                 MARKET                 INCOME
                                              SUBACCOUNT              SUBACCOUNT            SUBACCOUNT              SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $        68,324,296      $       25,692,447     $       36,294,013     $       41,102,619
                                         ===================      ==================     ==================     ==================
   Investment at market                  $        69,947,024      $       27,013,844     $       36,294,013     $       40,651,910
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                69,947,024              27,013,844             36,294,013             40,651,910
LIABILITIES
   Accrued expenses                                   47,173                  18,015                 24,482                 27,391
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $        69,899,851      $       26,995,829     $       36,269,531     $       40,624,519
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                    16,941,554              17,619,044             21,327,253             12,149,131
                                         ===================      ==================     ==================     ==================
Unit value                               $          4.125941      $         1.532196     $         1.700619     $         3.343821
                                         ===================      ==================     ==================     ==================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)

                                               PHOENIX-
                                            GOODWIN MULTI-                                  PHOENIX-KAYNE         PHOENIX-LAZARD
                                             SECTOR SHORT            PHOENIX-KAYNE            SMALL-CAP           INTERNATIONAL
                                              TERM BOND            RISING DIVIDENDS         QUALITY VALUE         EQUITY SELECT
                                             SUBACCOUNT              SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $         1,807,982      $        1,456,122     $        1,144,443     $        3,340,074
                                         ===================      ==================     ==================     ==================
   Investment at market                  $         1,832,088      $        1,606,046     $        1,414,046     $        4,096,504
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                 1,832,088               1,606,046              1,414,046              4,096,504
LIABILITIES
   Accrued expenses                                    1,227                   1,068                    888                  2,648
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $         1,830,861      $        1,604,978     $        1,413,158     $        4,093,856
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                     1,709,703               1,351,751                943,384              2,896,992
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.070865      $         1.187332     $         1.497966     $         1.413140
                                         ===================      ==================     ==================     ==================

                                           PHOENIX-LAZARD              PHOENIX-LORD         PHOENIX-LORD           PHOENIX-LORD
                                           SMALL-CAP VALUE             ABBETT BOND-         ABBETT LARGE-         ABBETT MID-CAP
                                               SELECT                   DEBENTURE             CAP VALUE                VALUE
                                             SUBACCOUNT                SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $           520,737      $        1,244,203     $        6,063,469     $        2,503,345
                                         ===================      ==================     ==================     ==================
   Investment at market                  $           603,285      $        1,308,497     $        7,081,485     $        3,104,698
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                   603,285               1,308,497              7,081,485              3,104,698
LIABILITIES
   Accrued expenses                                      398                     870                  4,439                  1,991
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $           602,887      $        1,307,627     $        7,077,046     $        3,102,707
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                       395,091                 981,506              4,954,651              2,044,458
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.525944      $         1.332266     $         1.428364     $         1.517619
                                         ===================      ==================     ==================     ==================

                                                                        PHOENIX-
                                                                       NORTHERN            PHOENIX-SANFORD       PHOENIX-SANFORD
                                               PHOENIX-               NASDAQ-100            BERNSTEIN MID-       BERNSTEIN SMALL-
                                           NORTHERN DOW 30             INDEX(R)               CAP VALUE             CAP VALUE
                                             SUBACCOUNT               SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $         5,251,096      $        4,952,159     $       17,228,551     $       10,069,198
                                         ===================      ==================     ==================     ==================
   Investment at market                  $         5,762,986      $        4,905,434     $       22,424,250     $       13,064,569
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                 5,762,986               4,905,434             22,424,250             13,064,569
LIABILITIES
   Accrued expenses                                    3,852                   3,322                 14,930                  8,558
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $         5,759,134      $        4,902,112     $       22,409,320     $       13,056,011
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                     5,945,255              12,062,446             13,337,682              6,655,013
                                         ===================      ==================     ==================     ==================
Unit value                               $          0.968694      $         0.406395     $         1.680151     $         1.961831
                                         ===================      ==================     ==================     ==================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)

                                            PHOENIX-SENECA           PHOENIX-SENECA       AIM V.I. CAPITAL       AIM V.I. MID-CAP
                                            MID-CAP GROWTH          STRATEGIC THEME         APPRECIATION            CORE EQUITY
                                              SUBACCOUNT               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $        17,962,234      $       32,158,354     $        2,792,913     $        2,602,847
                                         ===================      ==================     ==================     ==================
   Investment at market                  $        14,550,072      $       19,552,923     $        3,221,018     $        2,539,058
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                14,550,072              19,552,923              3,221,018              2,539,058
LIABILITIES
   Accrued expenses                                    9,747                  13,176                  2,114                  1,497
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $        14,540,325      $       19,539,747     $        3,218,904     $        2,537,561
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                    11,217,778              13,096,327              3,599,005              2,495,504
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.296186      $         1.492002     $         0.894387     $         1.016853
                                         ===================      ==================     ==================     ==================

                                                                                           FEDERATED FUND         FEDERATED HIGH
                                                                     ALGER AMERICAN           FOR U.S.             INCOME BOND
                                           AIM V.I. PREMIER             LEVERAGED           GOVERNMENT              FUND II --
                                                EQUITY                   ALLCAP            SECURITIES II          PRIMARY SHARES
                                              SUBACCOUNT               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $         2,003,920      $        7,646,725     $       15,475,486     $        6,691,115
                                         ===================      ==================     ==================     ==================
   Investment at market                  $         2,003,905      $        8,767,524     $       15,699,974     $        7,109,248
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                 2,003,905               8,767,524             15,699,974              7,109,248
LIABILITIES
   Accrued expenses                                    1,323                   5,869                 10,541                  4,544
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $         2,002,582      $        8,761,655     $       15,689,433     $        7,104,704
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                     2,274,721              14,629,848             11,756,250              5,877,310
                                         ===================      ==================     ==================     ==================
Unit value                               $          0.880364      $         0.598889     $         1.334561     $         1.208836
                                         ===================      ==================     ==================     ==================

                                                                       VIP GROWTH                                  MUTUAL SHARES
                                           VIP CONTRAFUND(R)         OPPORTUNITIES           VIP GROWTH             SECURITIES
                                              SUBACCOUNT               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $        13,208,298      $        1,421,553     $       10,337,019     $        7,391,417
                                         ===================      ==================     ==================     ==================
   Investment at market                  $        16,589,586      $        1,710,905     $       11,406,709     $        8,872,210
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                16,589,586               1,710,905             11,406,709              8,872,210
LIABILITIES
   Accrued expenses                                   10,981                   1,129                  7,614                  5,849
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $        16,578,605      $        1,709,776     $       11,399,095     $        8,866,361
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                    15,575,365               2,230,387             17,452,278              5,715,635
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.064412      $         0.766583     $         0.653158     $         1.551247
                                         ===================      ==================     ==================     ==================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)

                                               TEMPLETON
                                              DEVELOPING              TEMPLETON              TEMPLETON              TEMPLETON
                                                MARKETS                FOREIGN              GLOBAL ASSET              GROWTH
                                              SECURITIES              SECURITIES             ALLOCATION             SECURITIES
                                              SUBACCOUNT              SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $           980,872      $        9,992,590     $          460,269     $        7,549,483
                                         ===================      ==================     ==================     ==================
   Investment at market                  $         1,228,177      $       10,876,717     $          443,567     $        9,042,467
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                 1,228,177              10,876,717                443,567              9,042,467
LIABILITIES
   Accrued expenses                                      806                   7,176                    287                  5,981
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $         1,227,371      $       10,869,541     $          443,280     $        9,036,486
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                       666,870               8,501,812                286,021              5,597,604
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.840495      $         1.278497     $         1.549819     $         1.614349
                                         ===================      ==================     ==================     ==================

                                                                                           RYDEX VARIABLE           SCUDDER VIT
                                            RYDEX VARIABLE           RYDEX VARIABLE         TRUST SECTOR          EAFE(R) EQUITY
                                              TRUST JUNO               TRUST NOVA             ROTATION                INDEX
                                              SUBACCOUNT               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $           234,488      $          317,776     $          347,890     $        4,451,609
                                         ===================      ==================     ==================     ==================
   Investment at market                  $           207,119      $          395,059     $          389,391     $        4,260,407
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                   207,119                 395,059                389,391              4,260,407
LIABILITIES
   Accrued expenses                                      142                     255                    247                  2,784
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $           206,977      $          394,804     $          389,144     $        4,257,623
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                       221,505                 284,970                306,533              4,795,685
                                         ===================      ==================     ==================     ==================
Unit value                               $          0.934409      $         1.385420     $         1.269504     $         0.887803
                                         ===================      ==================     ==================     ==================

                                                                                               WANGER                 WANGER
                                              SCUDDER VIT                                   INTERNATIONAL         INTERNATIONAL
                                           EQUITY 500 INDEX            TECHNOLOGY              SELECT               SMALL CAP
                                              SUBACCOUNT               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                         -------------------      ------------------     ------------------     ------------------
ASSETS
   Investment at cost                    $         6,676,696      $       14,314,258     $        4,652,287     $       32,211,713
                                         ===================      ==================     ==================     ==================
   Investment at market                  $         8,229,686      $        5,556,937     $        5,359,421     $       36,238,456
                                         -------------------      ------------------     ------------------     ------------------
      Total assets                                 8,229,686               5,556,937              5,359,421             36,238,456
LIABILITIES
   Accrued expenses                                    5,492                   3,722                  3,500                 23,682
                                         -------------------      ------------------     ------------------     ------------------
NET ASSETS                               $         8,224,194      $        5,553,215     $        5,355,921     $       36,214,774
                                         ===================      ==================     ==================     ==================
Accumulation units outstanding                     7,186,838              18,561,391              2,732,875             15,254,601
                                         ===================      ==================     ==================     ==================
Unit value                               $          1.144341      $         0.299181     $         1.959812     $         2.374023
                                         ===================      ==================     ==================     ==================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)

                                                                     WANGER U.S.
                                                                       SMALLER
                                            WANGER SELECT             COMPANIES
                                             SUBACCOUNT               SUBACCOUNT
                                         -------------------      ------------------
ASSETS
   Investment at cost                    $         4,526,383      $       42,461,831
                                         ===================      ==================
   Investment at market                  $         6,664,057      $       64,746,594
                                         -------------------      ------------------
      Total assets                                 6,664,057              64,746,594
LIABILITIES
   Accrued expenses                                    4,387                  42,979
                                         -------------------      ------------------
NET ASSETS                               $         6,659,670      $       64,703,615
                                         ===================      ==================
Accumulation units outstanding                     2,912,296              26,179,632
                                         ===================      ==================
Unit value                               $          2.286742      $         2.471525
                                         ===================      ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                                                      PHOENIX-
                                                       PHOENIX-                                PHOENIX-ALGER         ALLIANCE/
                                                       ABERDEEN            PHOENIX-AIM           SMALL-CAP           BERNSTEIN
                                                     INTERNATIONAL           GROWTH               GROWTH           ENHANCED INDEX
                                                      SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $         1,306,194   $           14,902   $              -     $          342,665
Expenses
   Mortality and expense fees                                378,363              121,032               12,613              185,979
   Indexing (gain) loss                                        8,471                1,391                  148                2,567
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                 919,360             (107,521)             (12,761)             154,119
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                             (366,587)               1,721                4,799               23,031
Net realized gain distribution from Fund                         -                    -                 26,153                  -
Net change in unrealized appreciation
   (depreciation) on investment                            8,464,131              617,253              (23,044)           1,871,159
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                              8,097,544              618,974                7,908            1,894,190
Net increase (decrease) in net assets
   resulting from operations                     $         9,016,904   $          511,453   $           (4,853)  $        2,048,309
                                                 ===================   ==================   ==================   ==================

                                                                                                PHOENIX-             PHOENIX-
                                                   PHOENIX-DUFF &           PHOENIX-            ENGEMANN             ENGEMANN
                                                     PHELPS REAL            ENGEMANN           GROWTH AND            SMALL-CAP
                                                  ESTATE SECURITIES      CAPITAL GROWTH          INCOME               GROWTH
                                                    SUBACCOUNT             SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $           457,031   $        1,559,134   $          223,878   $              -
Expenses
   Mortality and expense fees                                147,475            1,461,651              139,844               35,578
   Indexing (gain) loss                                        4,493               16,097                1,898                  665
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                 305,063               81,386               82,136              (36,243)
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                             (124,117)          (8,589,955)              14,908             (116,020)
Net realized gain distribution from Fund                   1,819,487                  -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                            3,497,143           15,800,612            1,689,267              396,489
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                              5,192,513            7,210,657            1,704,175              280,469
Net increase (decrease) in net assets
   resulting from operations                     $         5,497,576   $        7,292,043   $        1,786,311   $          244,226
                                                 ===================   ==================   ==================   ==================

                                                      PHOENIX-                                                       PHOENIX-
                                                      ENGEMANN              PHOENIX-             PHOENIX-         GOODWIN MULTI-
                                                      STRATEGIC          ENGEMANN VALUE       GOODWIN MONEY        SECTOR FIXED
                                                     ALLOCATION              EQUITY               MARKET              INCOME
                                                     SUBACCOUNT            SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $         1,801,690   $          194,479   $          307,046   $        2,333,672
Expenses
   Mortality and expense fees                                554,935              159,693              316,247              295,017
   Indexing (gain) loss                                        5,018                2,244                1,370                2,015
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                               1,241,737               32,542              (10,571)           2,036,640
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                              222,255                4,874                  -                 (6,574)
Net realized gain distribution from Fund                   1,765,125                  -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                            1,234,314            2,777,700                  -                177,767
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                              3,221,694            2,782,574                  -                171,193
Net increase (decrease) in net assets
   resulting from operations                     $         4,463,431   $        2,815,116   $          (10,571)  $        2,207,833
                                                 ===================   ==================   ==================   ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                        PHOENIX-
                                                     GOODWIN MULTI-                           PHOENIX-KAYNE        PHOENIX-LAZARD
                                                      SECTOR SHORT        PHOENIX-KAYNE         SMALL-CAP           INTERNATIONAL
                                                       TERM BOND        RISING DIVIDENDS      QUALITY VALUE         EQUITY SELECT
                                                      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $            57,813   $           21,868   $            9,485   $           39,529
Expenses
   Mortality and expense fees                                 10,167               10,820                6,229               22,720
   Indexing (gain) loss                                           69                  117                  137                  422
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  47,577               10,931                3,119               16,387
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                                  337                1,414                1,181                  712
Net realized gain distribution from Fund                         -                    -                 12,156               22,310
Net change in unrealized appreciation
   (depreciation) on investment                               15,829               42,528              191,682              444,836
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                 16,166               43,942              205,019              467,858
Net increase (decrease) in net assets
   resulting from operations                     $            63,743   $           54,873    $         208,138   $          484,245
                                                 ===================   ==================   ==================   ==================

                                                       PHOENIX-
                                                        LAZARD              PHOENIX-LORD        PHOENIX-LORD        PHOENIX-LORD
                                                   SMALL-CAP VALUE          ABBETT BOND-       ABBETT LARGE-       ABBETT MID-CAP
                                                        SELECT               DEBENTURE          CAP VALUE               VALUE
                                                      SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $               -     $           58,433   $           50,775   $           11,996
Expenses
   Mortality and expense fees                                  3,690                8,600               36,520               15,051
   Indexing (gain) loss                                           76                   69                  570                  333
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  (3,766)              49,764               13,685               (3,388)
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                                  233                  898                 (176)               1,192
Net realized gain distribution from Fund                      48,412               16,934               26,290               17,825
Net change in unrealized appreciation
   (depreciation) on investment                               21,894               18,077              613,386              451,018
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                 70,539               35,909              639,500              470,035
Net increase (decrease) in net assets
   resulting from operations                     $            66,773   $           85,673   $          653,185   $          466,647
                                                 ===================   ==================   ==================   ==================


                                                                            PHOENIX-
                                                                            NORTHERN         PHOENIX-SANFORD      PHOENIX-SANFORD
                                                       PHOENIX-            NASDAQ-100         BERNSTEIN MID-      BERNSTEIN SMALL-
                                                    NORTHERN DOW 30         INDEX(R)             CAP VALUE           CAP VALUE
                                                      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $            89,118   $           27,842   $           34,010   $              -
Expenses
   Mortality and expense fees                                 41,681               34,511              154,760               85,818
   Indexing (gain) loss                                          354                  468                3,112                1,814
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  47,083               (7,137)            (123,862)             (87,632)
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                                1,714                2,190               25,462               56,485
Net realized gain distribution from Fund                         -                    -              1,541,190            1,046,379
Net change in unrealized appreciation
   (depreciation) on investment                              178,389              412,846            2,122,857            1,306,201
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                180,103              415,036            3,689,509            2,409,065
Net increase (decrease) in net assets
   resulting from operations                     $           227,186   $          407,899   $        3,565,647   $        2,321,433
                                                 ===================   ==================   ==================   ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                    PHOENIX-SENECA        PHOENIX-SENECA     AIM V.I. CAPITAL     AIM V.I. MID-CAP
                                                    MID-CAP GROWTH       STRATEGIC THEME       APPRECIATION        CORE EQUITY
                                                      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT         SUBACCOUNT(1)
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $               -     $              -     $              -     $            3,699
Expenses
   Mortality and expense fees                                101,898              151,506               20,367                1,498
   Indexing (gain) loss                                        1,508                2,035                  272                   64
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                (103,406)            (153,541)             (20,639)               2,137
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                               24,344             (536,259)              (1,250)                  29
Net realized gain distribution from Fund                         -                    -                    -                109,180
Net change in unrealized appreciation
   (depreciation) on investment                              983,467            1,518,389              195,851              (63,789)
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                              1,007,811              982,130              194,601               45,420
Net increase (decrease) in net assets
   resulting from operations                     $           904,405   $          828,589   $          173,962   $           47,557
                                                 ===================   ==================   ==================   ==================

                                                                                              FEDERATED FUND       FEDERATED HIGH
                                                                         ALGER AMERICAN          FOR U.S.           INCOME BOND
                                                   AIM V.I. PREMIER        LEVERAGED            GOVERNMENT            FUND II --
                                                       EQUITY                ALLCAP            SECURITIES II       PRIMARY SHARES
                                                     SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $             8,989   $              -     $          621,662   $          371,347
Expenses
   Mortality and expense fees                                 14,513               57,624              121,620               46,527
   Indexing (gain) loss                                          172                  929                  737                  442
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  (5,696)             (58,553)             499,305              324,378
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                                3,042              (36,113)              54,596                2,457
Net realized gain distribution from Fund                         -                    -                 72,594                  -
Net change in unrealized appreciation
   (depreciation) on investment                              100,124              742,283             (177,765)             233,819
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                103,166              706,170              (50,575)             236,276
Net increase (decrease) in net assets
   resulting from operations                     $            97,470   $          647,617   $          448,730   $          560,654
                                                 ===================   ==================   ==================   ==================


                                                                            VIP GROWTH                              MUTUAL SHARES
                                                   VIP CONTRAFUND(R)       OPPORTUNITIES        VIP GROWTH           SECURITIES
                                                       SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $            28,250   $            6,487   $           14,523   $           60,398
Expenses
   Mortality and expense fees                                106,094               11,966               79,106               62,875
   Indexing (gain) loss                                        1,835                  144                1,126                  899
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                 (79,679)              (5,623)             (65,709)              (3,376)
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                              226,256                7,446              (49,789)               1,920
Net realized gain distribution from Fund                         -                    -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                            1,798,767               96,919              404,540              904,511
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                              2,025,023              104,365              354,751              906,431
Net increase (decrease) in net assets
   resulting from operations                     $         1,945,344   $           98,742   $          289,042   $          903,055
                                                 ===================   ==================   ==================   ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                       TEMPLETON
                                                       DEVELOPING            TEMPLETON           TEMPLETON            TEMPLETON
                                                        MARKETS               FOREIGN          GLOBAL ASSET            GROWTH
                                                      SECURITIES            SECURITIES          ALLOCATION           SECURITIES
                                                      SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $            20,781   $           97,618   $           10,998   $           97,569
Expenses
   Mortality and expense fees                                  8,973               73,273                3,136               64,017
   Indexing (gain) loss                                          214                1,371                   58                1,165
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  11,594               22,974                7,804               32,387
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                                7,651               (5,462)              1,493               (11,678)
Net realized gain distribution from Fund                         -                    -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                              223,649            1,560,199               47,514            1,121,716
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                231,300            1,554,737               49,007            1,110,038
Net increase (decrease) in net assets
   resulting from operations                     $           242,894   $        1,577,711   $           56,811   $        1,142,425
                                                 ===================   ==================   ==================   ==================

                                                                                              RYDEX VARIABLE         SCUDDER VIT
                                                     RYDEX VARIABLE      RYDEX VARIABLE        TRUST SECTOR         EAFE(R)EQUITY
                                                       TRUST JUNO          TRUST NOVA            ROTATION               INDEX
                                                      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $               -     $              180   $              -     $           76,442
Expenses
   Mortality and expense fees                                  2,070                2,719                2,061               26,826
   Indexing (gain) loss                                            6                   51                   37                  578
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  (2,076)              (2,590)              (2,098)              49,038
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                              (15,848)                 596                  169                5,190
Net realized gain distribution from Fund                       2,421                  -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                              (20,784)              43,363               31,628              577,675
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                (34,211)              43,959               31,797              582,865
Net increase (decrease) in net assets
   resulting from operations                       $         (36,287)  $           41,369   $           29,699   $          631,903
                                                 ===================   ==================   ==================   ==================

                                                                                                  WANGER               WANGER
                                                     SCUDDER VIT                               INTERNATIONAL       INTERNATIONAL
                                                   EQUITY 500 INDEX         TECHNOLOGY            SELECT             SMALL CAP
                                                      SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                 -------------------   ------------------   ------------------   ------------------
Investment income
   Distributions                                 $            84,770   $              -     $           12,128   $          219,033
Expenses
   Mortality and expense fees                                 61,054               42,470               33,827              249,977
   Indexing (gain) loss                                          845                  444                  786                5,618
                                                 -------------------   ------------------   ------------------   ------------------
Net investment income (loss)                                  22,871              (42,914)             (22,485)             (36,562)
                                                 -------------------   ------------------   ------------------   ------------------
Net realized gain (loss) from share
   transactions                                               26,236               (9,426)             108,188              244,413
Net realized gain distribution from Fund                         -                    -                    -                    -
Net change in unrealized appreciation
   (depreciation) on investment                              674,860              (90,283)             879,098            8,092,682
                                                 -------------------   ------------------   ------------------   ------------------
Net gain (loss) on investment                                701,096              (99,709)             987,286            8,337,095
Net increase (decrease) in net assets
   resulting from operations                     $           723,967   $         (142,623)  $          964,801   $        8,300,533
                                                 ===================   ==================   ==================   ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                                           WANGER U.S.
                                                                            SMALLER
                                                    WANGER SELECT          COMPANIES
                                                     SUBACCOUNT           SUBACCOUNT
                                                -------------------   ------------------
Investment income
   Distributions                                $               -     $              -
Expenses
   Mortality and expense fees                                43,944              464,697
   Indexing (gain) loss                                         826                9,022
                                                -------------------   ------------------
Net investment income (loss)                                (44,770)            (473,719)
                                                -------------------   ------------------
Net realized gain (loss) from share
   transactions                                               3,924              344,415
Net realized gain distribution from Fund                      4,773                  -
Net change in unrealized appreciation
   (depreciation) on investment                           1,006,634            9,749,881
                                                -------------------   ------------------
Net gain (loss) on investment                             1,015,331           10,094,296
Net increase (decrease) in net assets
   resulting from operations                    $           970,561   $        9,620,577
                                                ===================   ==================

Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date December 3, 2004 to December 31, 2004.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                                                      PHOENIX-
                                                     PHOENIX-                                 PHOENIX-ALGER           ALLIANCE/
                                                     ABERDEEN             PHOENIX-AIM           SMALL-CAP             BERNSTEIN
                                                  INTERNATIONAL             GROWTH               GROWTH             ENHANCED INDEX
                                                    SUBACCOUNT            SUBACCOUNT           SUBACCOUNT             SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $          919,360     $        (107,521)    $         (12,761)    $         154,119
      Net realized gain (loss)                           (366,587)                1,721                30,952                23,031
      Net change in unrealized appreciation
         (depreciation) on investment                   8,464,131               617,253               (23,044)            1,871,159
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                      9,016,904               511,453                (4,853)            2,048,309
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              5,665,444             3,259,260               367,006             3,368,436
      Participant transfers                               658,694(e)           (876,198)              422,041              (392,023)
      Participant withdrawals                          (7,555,330)           (1,904,172)             (205,720)           (3,296,772)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                  (1,231,192)              478,890               583,327              (320,359)
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 7,785,712               990,343               578,474             1,727,950
NET ASSETS
   Beginning of period                                 46,116,917            14,950,707             1,130,243            22,936,351
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $       53,902,629     $      15,941,050     $       1,708,717     $      24,664,301
                                               ==================     =================     =================     =================

                                                                                                 PHOENIX-              PHOENIX-
                                                  PHOENIX-DUFF &           PHOENIX-              ENGEMANN              ENGEMANN
                                                   PHELPS REAL             ENGEMANN             GROWTH AND             SMALL-CAP
                                                ESTATE SECURITIES       CAPITAL GROWTH            INCOME                GROWTH
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $          305,063     $          81,386     $          82,136     $         (36,243)
      Net realized gain (loss)                          1,695,370            (8,589,955)               14,908              (116,020)
      Net change in unrealized appreciation
         (depreciation) on investment                   3,497,143            15,800,612             1,689,267               396,489
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                      5,497,576             7,292,043             1,786,311               244,226
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              2,198,240            26,534,221             3,415,615               764,641
      Participant transfers                             1,464,466            (9,568,767)(c)         2,011,275(b)            111,850
      Participant withdrawals                          (2,399,539)          (31,823,533)           (2,605,904)             (585,431)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                   1,263,167           (14,858,079)            2,820,986               291,060
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,760,743            (7,566,036)            4,607,297               535,286
NET ASSETS
   Beginning of period                                 16,020,679           189,942,647            16,202,637             4,043,467
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $       22,781,422     $     182,376,611     $      20,809,934     $       4,578,753
                                               ==================     =================     =================     =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                     PHOENIX-                                                       PHOENIX-
                                                     ENGEMANN             PHOENIX-              PHOENIX-         GOODWIN MULTI-
                                                    STRATEGIC          ENGEMANN VALUE         GOODWIN MONEY       SECTOR FIXED
                                                    ALLOCATION             EQUITY                MARKET              INCOME
                                                    SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                               ------------------    -----------------     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $        1,241,737    $          32,542     $         (10,571)  $       2,036,640
      Net realized gain (loss)                          1,987,380                4,874                   -                (6,574)
      Net change in unrealized appreciation
         (depreciation) on investment                   1,234,314            2,777,700                   -               177,767
                                               ------------------    -----------------     -----------------   -----------------
      Net increase (decrease) in net assets
         resulting from operations                      4,463,431            2,815,116               (10,571)          2,207,833
                                               ------------------    -----------------     -----------------   -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              6,882,874            3,479,985            13,672,614           4,609,110
      Participant transfers                            (1,786,938)           6,202,457(d)        (11,421,450)          9,591,245(a)
      Participant withdrawals                         (10,893,112)          (2,623,562)           (9,705,324)         (4,352,499)
                                               ------------------    -----------------     -----------------   -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                  (5,797,176)           7,058,880            (7,454,160)          9,847,856
                                               ------------------    -----------------     -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,333,745)           9,873,996            (7,464,731)         12,055,689
NET ASSETS
   Beginning of period                                 71,233,596           17,121,833            43,734,262          28,568,830
                                               ------------------    -----------------     -----------------   -----------------
   End of period                               $       69,899,851    $      26,995,829     $      36,269,531   $      40,624,519
                                               ==================    =================     =================   =================

                                                     PHOENIX-
                                                  GOODWIN MULTI-                              PHOENIX-KAYNE      PHOENIX-LAZARD
                                                   SECTOR SHORT         PHOENIX-KAYNE           SMALL-CAP         INTERNATIONAL
                                                    TERM BOND         RISING DIVIDENDS        QUALITY VALUE       EQUITY SELECT
                                                    SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                               ------------------    -----------------     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           47,577    $          10,931     $           3,119   $          16,387
      Net realized gain (loss)                                337                1,414                13,337              23,022
      Net change in unrealized appreciation
         (depreciation) on investment                      15,829               42,528               191,682             444,836
                                               ------------------    -----------------     -----------------   -----------------
      Net increase (decrease) in net assets
         resulting from operations                         63,743               54,873               208,138             484,245
                                               ------------------    -----------------     -----------------   -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                191,644              398,651               216,548             961,690
      Participant transfers                             1,042,242              471,876               599,863           1,234,432
      Participant withdrawals                            (210,789)            (267,898)             (106,873)           (405,870)
                                               ------------------    -----------------     -----------------   -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                   1,023,097              602,629               709,538           1,790,252
                                               ------------------    -----------------     -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,086,840              657,502               917,676           2,274,497
NET ASSETS
   Beginning of period                                    744,021              947,476               495,482           1,819,359
                                               ------------------    -----------------     -----------------   -----------------
   End of period                               $        1,830,861    $       1,604,978     $       1,413,158   $       4,093,856
                                               ==================    =================     =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                     PHOENIX-
                                                      LAZARD             PHOENIX-LORD          PHOENIX-LORD          PHOENIX-LORD
                                                 SMALL-CAP VALUE         ABBETT BOND-          ABBETT LARGE-        ABBETT MID-CAP
                                                      SELECT               DEBENTURE             CAP VALUE               VALUE
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           (3,766)    $          49,764     $          13,685     $          (3,388)
      Net realized gain (loss)                             48,645                17,832                26,114                19,017
      Net change in unrealized appreciation
         (depreciation) on investment                      21,894                18,077               613,386               451,018
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                         66,773                85,673               653,185               466,647
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                122,167               242,141             1,997,495               398,386
      Participant transfers                               215,828               424,461             2,531,684             1,355,754
      Participant withdrawals                             (91,821)             (182,676)             (597,258)             (247,585)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                     246,174               483,926             3,931,921             1,506,555
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   312,947               569,599             4,585,106             1,973,202
NET ASSETS
   Beginning of period                                    289,940               738,028             2,491,940             1,129,505
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $          602,887     $       1,307,627     $       7,077,046     $       3,102,707
                                               ==================     =================     =================     =================

                                                                           PHOENIX-
                                                                           NORTHERN           PHOENIX-SANFORD       PHOENIX-SANFORD
                                                     PHOENIX-             NASDAQ-100          BERNSTEIN MID-       BERNSTEIN SMALL-
                                                 NORTHERN DOW 30            INDEX(R)            CAP VALUE             CAP VALUE
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           47,083     $          (7,137)    $        (123,862)    $         (87,632)
      Net realized gain (loss)                              1,714                 2,190             1,566,652             1,102,864
      Net change in unrealized appreciation
         (depreciation) on investment                     178,389               412,846             2,122,857             1,306,201
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                        227,186               407,899             3,565,647             2,321,433
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                966,756               986,015             2,891,244             2,210,823
      Participant transfers                               257,436               240,750             1,338,137               659,229
      Participant withdrawals                            (604,396)             (480,522)           (2,311,970)           (1,245,228)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                     619,796               746,243             1,917,411             1,624,824
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   846,982             1,154,142             5,483,058             3,946,257
NET ASSETS
   Beginning of period                                  4,912,152             3,747,970            16,926,262             9,109,754
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $        5,759,134     $       4,902,112     $      22,409,320     $      13,056,011
                                               ==================     =================     =================     =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                 PHOENIX-SENECA       PHOENIX-SENECA      AIM V.I. CAPITAL     AIM V.I. MID-CAP
                                                 MID-CAP GROWTH       STRATEGIC THEME       APPRECIATION          CORE EQUITY
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT          SUBACCOUNT(1)
                                               ------------------    -----------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $         (103,406)   $        (153,541)   $         (20,639)   $           2,137
      Net realized gain (loss)                             24,344             (536,259)              (1,250)             109,209
      Net change in unrealized appreciation
         (depreciation) on investment                     983,467            1,518,389              195,851              (63,789)
                                               ------------------    -----------------    -----------------    -----------------
      Net increase (decrease) in net assets
         resulting from operations                        904,405              828,589              173,962               47,557
                                               ------------------    -----------------    -----------------    -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              2,499,667            3,596,046              733,948              377,497
      Participant transfers                               273,060           (1,537,995)             628,056            2,342,342(f)
      Participant withdrawals                          (1,733,509)          (3,280,886)            (373,274)            (229,835)
                                               ------------------    -----------------    -----------------    -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                   1,039,218           (1,222,835)             988,730            2,490,004
                                               ------------------    -----------------    -----------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,943,623             (394,246)           1,162,692            2,537,561
NET ASSETS
   Beginning of period                                 12,596,702           19,933,993            2,056,212                  -
                                               ------------------    -----------------    -----------------    -----------------
   End of period                               $       14,540,325    $      19,539,747    $       3,218,904    $       2,537,561
                                               ==================    =================    =================    =================

                                                                                           FEDERATED FUND       FEDERATED HIGH
                                                                       ALGER AMERICAN         FOR U.S.            INCOME BOND
                                                AIM V.I. PREMIER          LEVERAGED          GOVERNMENT            FUND II --
                                                     EQUITY                ALLCAP           SECURITIES II       PRIMARY SHARES
                                                   SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                               ------------------    -----------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           (5,696)   $         (58,553)   $         499,305    $         324,378
      Net realized gain (loss)                              3,042              (36,113)             127,190                2,457
      Net change in unrealized appreciation
         (depreciation) on investment                     100,124              742,283             (177,765)             233,819
                                               ------------------    -----------------    -----------------    -----------------
      Net increase (decrease) in net assets
         resulting from operations                         97,470              647,617              448,730              560,654
                                               ------------------    -----------------    -----------------    -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                380,026            1,424,767            3,024,524            2,125,291
      Participant transfers                                44,256            1,253,007           (3,784,290)             118,293
      Participant withdrawals                            (316,149)            (902,546)          (2,232,034)            (711,053)
                                               ------------------    -----------------    -----------------    -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                     108,133            1,775,228           (2,991,800)           1,532,531
                                               ------------------    -----------------    -----------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   205,603            2,422,845           (2,543,070)           2,093,185
NET ASSETS
   Beginning of period                                  1,796,979            6,338,810           18,232,503            5,011,519
                                               ------------------    -----------------    -----------------    -----------------
   End of period                               $        2,002,582    $       8,761,655    $      15,689,433    $       7,104,704
                                               ==================    =================    =================    =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                                         VIP GROWTH                                 MUTUAL SHARES
                                                VIP CONTRAFUND(R)       OPPORTUNITIES           VIP GROWTH            SECURITIES
                                                   SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $          (79,679)    $          (5,623)    $         (65,709)    $          (3,376)
      Net realized gain (loss)                            226,256                 7,446               (49,789)                1,920
      Net change in unrealized appreciation
         (depreciation) on investment                   1,798,767                96,919               404,540               904,511
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                      1,945,344                98,742               289,042               903,055
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              2,494,069               286,639             2,305,303             1,356,304
      Participant transfers                             3,969,286               191,015             1,407,787               593,758
      Participant withdrawals                          (2,036,637)             (193,439)           (1,097,485)           (1,197,504)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                   4,426,718               284,215             2,615,605               752,558
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,372,062               382,957             2,904,647             1,655,613
NET ASSETS
   Beginning of period                                 10,206,543             1,326,819             8,494,448             7,210,748
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $       16,578,605     $       1,709,776     $      11,399,095     $       8,866,361
                                               ==================     =================     =================     =================

                                                     TEMPLETON
                                                    DEVELOPING             TEMPLETON             TEMPLETON             TEMPLETON
                                                     MARKETS                FOREIGN            GLOBAL ASSET             GROWTH
                                                    SECURITIES            SECURITIES            ALLOCATION            SECURITIES
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           11,594     $          22,974     $           7,804     $          32,387
      Net realized gain (loss)                              7,651                (5,462)                1,493               (11,678)
      Net change in unrealized appreciation
         (depreciation) on investment                     223,649             1,560,199                47,514             1,121,716
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                        242,894             1,577,711                56,811             1,142,425
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                111,738             1,634,645                58,926             1,431,009
      Participant transfers                               (67,300)              787,831               (14,307)              239,788
      Participant withdrawals                            (155,502)           (1,208,721)              (86,632)             (974,004)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                    (111,064)            1,213,755               (42,013)              696,793
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   131,830             2,791,466                14,798             1,839,218
NET ASSETS
   Beginning of period                                  1,095,541             8,078,075               428,482             7,197,268
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $        1,227,371     $      10,869,541     $         443,280     $       9,036,486
                                               ==================     =================     =================     =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                                                              RYDEX VARIABLE          SCUDDER VIT
                                                  RYDEX VARIABLE        RYDEX VARIABLE         TRUST SECTOR          EAFE(R) EQUITY
                                                    TRUST JUNO            TRUST NOVA             ROTATION                INDEX
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           (2,076)    $          (2,590)    $          (2,098)    $          49,038
      Net realized gain (loss)                            (13,427)                  596                   169                 5,190
      Net change in unrealized appreciation
         (depreciation) on investment                     (20,784)               43,363                31,628               577,675
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                        (36,287)               41,369                29,699               631,903
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                 41,634               103,329                64,326               612,729
      Participant transfers                              (124,267)               28,057               194,732               556,215
      Participant withdrawals                             (43,124)              (37,453)              (44,287)             (361,318)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                    (125,757)               93,933               214,771               807,626
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (162,044)              135,302               244,470             1,439,529
NET ASSETS
   Beginning of period                                    369,021               259,502               144,674             2,818,094
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $          206,977     $         394,804     $         389,144     $       4,257,623
                                               ==================     =================     =================     =================

                                                                                                  WANGER                WANGER
                                                   SCUDDER VIT                                 INTERNATIONAL         INTERNATIONAL
                                                 EQUITY 500 INDEX         TECHNOLOGY              SELECT               SMALL CAP
                                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $           22,871     $         (42,914)    $         (22,485)    $         (36,562)
      Net realized gain (loss)                             26,236                (9,426)              108,188               244,413
      Net change in unrealized appreciation
         (depreciation) on investment                     674,860               (90,283)              879,098             8,092,682
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                        723,967              (142,623)              964,801             8,300,533
                                               ------------------     -----------------     -----------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                              1,127,487             1,174,982               696,859             3,786,429
      Participant transfers                             1,136,694              (469,838)             (133,847)             (513,972)
      Participant withdrawals                          (1,426,260)             (772,195)             (528,272)           (4,311,798)
                                               ------------------     -----------------     -----------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                     837,921               (67,051)               34,740            (1,039,341)
                                               ------------------     -----------------     -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,561,888              (209,674)              999,541             7,261,192
NET ASSETS
   Beginning of period                                  6,662,306             5,762,889             4,356,380            28,953,582
                                               ------------------     -----------------     -----------------     -----------------
   End of period                               $        8,224,194     $       5,553,215     $       5,355,921     $      36,214,774
                                               ==================     =================     =================     =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                                         WANGER U.S.
                                                                           SMALLER
                                                 WANGER SELECT            COMPANIES
                                                   SUBACCOUNT            SUBACCOUNT
                                               ------------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
      Net investment income (loss)             $          (44,770)    $        (473,719)
      Net realized gain (loss)                              8,697               344,415
      Net change in unrealized appreciation
         (depreciation) on investment                   1,006,634             9,749,881
                                               ------------------     -----------------
      Net increase (decrease) in net assets
         resulting from operations                        970,561             9,620,577
                                               ------------------     -----------------
   FROM CONTRACT TRANSACTIONS
      Participant deposits                                744,655             6,525,048
      Participant transfers                             1,176,362                29,295
      Participant withdrawals                            (767,412)           (7,492,806)
                                               ------------------     -----------------
      Net increase (decrease) in net
         assets resulting from participant
         transactions                                   1,153,605              (938,463)
                                               ------------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,124,166             8,682,114
NET ASSETS
   Beginning of period                                  4,535,504            56,021,501
                                               ------------------     -----------------
   End of period                               $        6,659,670     $      64,703,615
                                               ==================     =================

Footnotes for Statements of Changes in Net ASSETS
For the period ended December 31, 2004

(1) From inception date December 3, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include net assets transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include net assets transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include net assets transferred in from AIM Mid-Cap Equity on December 3, 2004.

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                          PHOENIX-
                                           PHOENIX-                                       ALLIANCE/        PHOENIX-ALLIANCE/
                                           ABERDEEN                PHOENIX-AIM            BERNSTEIN            BERNSTEIN
                                         INTERNATIONAL           MID-CAP EQUITY        ENHANCED INDEX        GROWTH + VALUE
                                          SUBACCOUNT               SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          437,412       $          (9,001)    $          59,684     $           (1,232)
   Net realized gain (loss)                      279,096                   1,260               (63,521)                 1,387
   Net change in unrealized
      appreciation (depreciation)
      on investments                          10,712,020                 294,194             4,725,849                147,458
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations               11,428,528                 286,453             4,722,012                147,613
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        5,426,590                 352,346             4,298,636                128,206
   Participant transfers                         333,667(+)              465,870              (844,841)               614,389
   Participant withdrawals                    (6,312,495)               (122,264)           (4,031,207)               (68,180)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions             (552,238)                695,952              (577,412)               674,415
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                              10,876,290                 982,405             4,144,600                822,028
NET ASSETS
   Beginning of period                        35,240,627                 742,980            18,791,751                245,663
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       46,116,917               1,725,385     $      22,936,351     $        1,067,691
                                      ==================       =================     =================     ==================

                                                                                          PHOENIX-
                                         PHOENIX-DUFF &             PHOENIX-           ENGEMANN SMALL            PHOENIX-
                                          PHELPS REAL               ENGEMANN              & MID-CAP           GOODWIN MONEY
                                       ESTATE SECURITIES         CAPITAL GROWTH            GROWTH                 MARKET
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          350,427       $      (1,240,657)    $         (21,932)    $          (59,022)
   Net realized gain (loss)                      470,232             (11,153,922)                1,686                    -
   Net change in unrealized
      appreciation (depreciation)
      on investments                           3,474,505              51,722,140             1,028,036                    -
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                4,295,164              39,327,561             1,007,790                (59,022)
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        2,095,946              30,734,295               497,025             20,211,228
   Participant transfers                         568,034              (9,016,705)            1,351,390            (15,899,011)
   Participant withdrawals                    (2,411,237)            (30,796,593)             (330,216)           (13,962,469)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              252,743              (9,079,003)            1,518,199             (9,650,252)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               4,547,907              30,248,558             2,525,989             (9,709,274)
NET ASSETS
   Beginning of period                        11,472,772             159,694,089             1,517,478             53,443,536
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       16,020,679       $     189,942,647     $       4,043,467     $       43,734,262
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                            PHOENIX-                PHOENIX-
                                         GOODWIN MULTI-          GOODWIN MULTI-
                                          SECTOR FIXED            SECTOR SHORT          PHOENIX-JANUS         PHOENIX-KAYNE
                                             INCOME                 TERM BOND          FLEXIBLE INCOME       RISING DIVIDENDS
                                           SUBACCOUNT             SUBACCOUNT(2)          SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $        1,578,297       $          10,766     $         148,205     $             (104)
   Net realized gain (loss)                       18,472                      50               112,813                  5,384
   Net change in unrealized
      appreciation (depreciation)
      on investments                           1,831,138                   8,277                  (114)               110,826
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                3,427,907                  19,093               260,904                116,106
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        3,169,789                 740,586             1,090,642                387,711
   Participant transfers                       1,574,746                  11,942             1,286,811                449,101
   Participant withdrawals                    (4,215,301)                (27,600)             (806,683)              (155,488)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              529,234                 724,928             1,570,770                681,324
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               3,957,141                 744,021             1,831,674                797,430
NET ASSETS
   Beginning of period                        24,611,689                     -               3,904,407                150,046
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       28,568,830       $         744,021     $       5,736,081     $          947,476
                                      ==================       =================     =================     ==================

                                         PHOENIX-KAYNE           PHOENIX-LAZARD        PHOENIX-LAZARD
                                           SMALL-CAP              INTERNATIONAL        SMALL-CAP VALUE        PHOENIX-LAZARD
                                         QUALITY VALUE            EQUITY SELECT            SELECT             U.S. MULTI-CAP
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $            1,347       $           1,909     $          (1,359)    $              262
   Net realized gain (loss)                          353                   4,025                11,320                  7,925
   Net change in unrealized
      appreciation (depreciation)
      on investments                              76,175                 310,687                61,174                 36,945
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                   77,875                 316,621                71,135                 45,132
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          190,790                 395,129                72,930                 86,414
   Participant transfers                         176,816               1,167,192               185,298                288,220
   Participant withdrawals                       (25,910)               (275,003)             (117,043)               (35,035)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              341,696               1,287,318               141,185                339,599
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                 419,571               1,603,939               212,320                384,731
NET ASSETS
   Beginning of period                            75,911                 215,420                77,620                  8,970
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $          495,482       $       1,819,359     $         289,940     $          393,701
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                          PHOENIX-LORD            PHOENIX-LORD          PHOENIX-LORD           PHOENIX-MFS
                                          ABBETT BOND-            ABBETT LARGE-        ABBETT MID-CAP       INVESTORS GROWTH
                                           DEBENTURE                CAP VALUE               VALUE                STOCK
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $           25,722       $            (958)    $             401     $         (107,150)
   Net realized gain (loss)                        7,584                   5,128                 5,609                  3,506
   Net change in unrealized
      appreciation (depreciation)
      on investments                              44,333                 403,669               147,610              2,663,147
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                   77,639                 407,839               153,620              2,559,503
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          112,791                 464,239               197,001              3,361,470
   Participant transfers                         513,763               1,612,725               692,398                983,377(++)
   Participant withdrawals                      (102,054)               (191,588)              (47,595)            (2,034,655)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              524,500               1,885,376               841,804              2,310,192
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                 602,139               2,293,215               995,424              4,869,695
NET ASSETS
   Beginning of period                           135,889                 198,725               134,081             10,081,012
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $          738,028       $       2,491,940     $       1,129,505     $       14,950,707
                                      ==================       =================     =================     ==================

                                                                                                                 PHOENIX-
                                                                                                                 NORTHERN
                                          PHOENIX-MFS              PHOENIX-MFS            PHOENIX-              NASDAQ-100
                                        INVESTORS TRUST               VALUE            NORTHERN DOW 30            INDEX(R)
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $             (575)      $          30,665     $          32,174     $          (21,333)
   Net realized gain (loss)                        1,720                  10,589                (3,462)                (1,064)
   Net change in unrealized
      appreciation (depreciation)
      on investments                             102,363                 903,811               853,370              1,001,490
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                  103,508                 945,065               882,082                979,093
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          102,576               1,102,561               534,380                534,385
   Participant transfers                         275,684                 854,636               555,430                809,736
   Participant withdrawals                       (81,440)               (368,928)             (382,621)              (294,028)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              296,820               1,588,269               707,189              1,050,093
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                 400,328               2,533,334             1,589,271              2,029,186
NET ASSETS
   Beginning of period                           273,900               2,478,317             3,322,881              1,718,784
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $          674,228       $       5,011,651     $       4,912,152     $        3,747,970
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                                                    PHOENIX-
                                            PHOENIX-                OAKHURST              PHOENIX-           PHOENIX-SANFORD
                                        OAKHURST GROWTH             STRATEGIC          OAKHURST VALUE        BERNSTEIN GLOBAL
                                           AND INCOME              ALLOCATION              EQUITY                 VALUE
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $           46,152       $       1,219,956     $          18,824     $           13,972
   Net realized gain (loss)                        9,035                (264,756)               (4,391)                 1,079
   Net change in unrealized
      appreciation (depreciation)
      on investments                           3,258,607              10,622,146             3,096,543                405,443
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                3,313,794              11,577,346             3,110,976                420,494
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        3,044,539               7,380,425             3,377,748                283,678
   Participant transfers                         374,904              (1,645,214)             (304,742)               605,586
   Participant withdrawals                    (2,569,173)            (10,652,142)           (2,291,692)              (127,430)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              850,270              (4,916,931)              781,314                761,834
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               4,164,064               6,660,415             3,892,290              1,182,328
NET ASSETS
   Beginning of period                        12,038,573              64,573,181            13,229,543                866,705
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       16,202,637       $      71,233,596     $      17,121,833     $        2,049,033
                                      ==================       =================     =================     ==================

                                        PHOENIX-SANFORD          PHOENIX-SANFORD
                                         BERNSTEIN MID-         BERNSTEIN SMALL-       PHOENIX-SENECA         PHOENIX-SENECA
                                           CAP VALUE                CAP VALUE          MID-CAP GROWTH        STRATEGIC THEME
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          (87,525)      $         (54,742)    $         (88,004)    $         (140,375)
   Net realized gain (loss)                      628,851                 150,613                 1,998               (545,007)
   Net change in unrealized
      appreciation (depreciation)
      on investments                           4,294,971               2,482,485             2,676,840              5,927,094
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                4,836,297               2,578,356             2,590,834              5,241,712
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        2,276,364               1,476,769             2,638,049              3,665,561
   Participant transfers                        (821,951)                611,172               (33,940)              (997,609)
   Participant withdrawals                    (2,170,385)               (890,880)           (1,537,329)            (3,095,079)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions             (715,972)              1,197,061             1,066,780               (427,127)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               4,120,325               3,775,417             3,657,614              4,814,585
NET ASSETS
   Beginning of period                        12,805,937               5,334,337             8,939,088             15,119,408
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       16,926,262       $       9,109,754     $      12,596,702     $       19,933,993
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                         PHOENIX-STATE
                                        STREET RESEARCH                                                       ALGER AMERICAN
                                           SMALL-CAP            AIM V.I. CAPITAL      AIM V.I. PREMIER          LEVERAGED
                                             GROWTH               APPRECIATION             EQUITY                 ALLCAP
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $           (4,262)      $         (10,391)    $          (7,167)    $          (43,725)
   Net realized gain (loss)                       41,375                     608                 2,033               (261,187)
   Net change in unrealized
      appreciation (depreciation)
      on investments                             139,540                 351,148               331,430              1,825,639
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                  176,653                 341,365               326,296              1,520,727
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          180,048                 417,902               391,585              1,188,716
   Participant transfers                         786,086                 766,214                65,817                361,961
   Participant withdrawals                       (57,815)               (171,446)             (178,540)              (798,419)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              908,319               1,012,670               278,862                752,258
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               1,084,972               1,354,035               605,158              2,272,985
NET ASSETS
   Beginning of period                            45,271                 702,177             1,191,821              4,065,825
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $        1,130,243       $       2,056,212     $       1,796,979     $        6,338,810
                                      ==================       =================     =================     ==================

                                         FEDERATED FUND          FEDERATED HIGH
                                            FOR U.S.               INCOME BOND
                                           GOVERNMENT               FUND II --                                  VIP GROWTH
                                         SECURITIES II           PRIMARY SHARES        VIP CONTRAFUND(R)      OPPORTUNITIES
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          492,736       $         246,719     $         (38,126)    $           (2,708)
   Net realized gain (loss)                       94,115                  12,811               (19,088)               (21,889)
   Net change in unrealized
      appreciation (depreciation)
      on investments                            (309,946)                570,088             1,910,414                279,254
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                  276,905                 829,618             1,853,200                254,657
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        3,828,727                 812,252             1,792,860                281,296
   Participant transfers                        (359,743)              1,431,088             3,017,714                223,967
   Participant withdrawals                    (3,502,295)             (1,090,503)             (917,142)              (186,679)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              (33,311)              1,152,837             3,893,432                318,584
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                 243,594               1,982,455             5,746,632                573,241
NET ASSETS
   Beginning of period                        17,988,909               3,029,064             4,459,911                753,578
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $       18,232,503       $       5,011,519     $      10,206,543     $        1,326,819
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                                                                          TEMPLETON
                                                                                         DEVELOPING            TEMPLETON
                                                                  MUTUAL SHARES            MARKETS              FOREIGN
                                           VIP GROWTH              SECURITIES            SECURITIES            SECURITIES
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          (41,130)      $          14,157     $           3,618     $           60,223
   Net realized gain (loss)                     (277,616)                 11,031               (21,667)                16,952
   Net change in unrealized
      appreciation (depreciation)
      on investments                           2,094,380               1,307,958               434,209              1,820,378
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                1,775,634               1,333,146               416,160              1,897,553
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        1,632,737               1,251,300               131,960              1,413,285
   Participant transfers                       1,317,473                 276,823              (157,186)               461,019
   Participant withdrawals                      (888,657)               (673,086)             (195,011)              (915,485)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions            2,061,553                 855,037              (220,237)               958,819
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               3,837,187               2,188,183               195,923              2,856,372
NET ASSETS
   Beginning of period                         4,657,261               5,022,565               899,618              5,221,703
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $        8,494,448       $       7,210,748     $       1,095,541     $        8,078,075
                                      ==================       =================     =================     ==================

                                           TEMPLETON                TEMPLETON
                                          GLOBAL ASSET               GROWTH            RYDEX VARIABLE         RYDEX VARIABLE
                                           ALLOCATION              SECURITIES            TRUST JUNO             TRUST NOVA
                                           SUBACCOUNT              SUBACCOUNT           SUBACCOUNT(1)         SUBACCOUNT(2)
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $            6,294       $          35,486     $          (1,022)    $             (768)
   Net realized gain (loss)                       (6,110)                  4,172                 9,619                    231
   Net change in unrealized
      appreciation (depreciation)
      on investments                             101,080               1,490,118                (6,585)                33,920
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                  101,264               1,529,776                 2,012                 33,383
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                           57,218                 983,944                18,517                 94,875
   Participant transfers                          (8,255)              1,137,403               355,749                137,875
   Participant withdrawals                       (64,807)               (555,787)               (7,257)                (6,631)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              (15,844)              1,565,560               367,009                226,119
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                  85,420               3,095,336               369,021                259,502
NET ASSETS
   Beginning of period                           343,062               4,101,932                   -                      -
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $          428,482       $       7,197,268     $         369,021     $          259,502
                                      ==================       =================     =================     ==================

                        See Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED DECEMBER 31, 2003
                             (CONTINUED)

                                         RYDEX VARIABLE            SCUDDER VIT
                                          TRUST SECTOR            EAFE(R) EQUITY         SCUDDER VIT
                                            ROTATION                  INDEX           EQUITY 500 INDEX          TECHNOLOGY
                                         SUBACCOUNT(2)             SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $             (402)      $          64,332     $           7,045     $          (36,113)
   Net realized gain (loss)                          184                  (2,664)                8,321                (18,950)
   Net change in unrealized
      appreciation (depreciation)
      on investments                               9,873                 549,478             1,123,904              1,640,141
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                    9,655                 611,146             1,139,270              1,585,078
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                           26,624                 391,025               842,705              1,318,480
   Participant transfers                         113,990                 515,558             3,030,114                349,991
   Participant withdrawals                        (5,595)               (321,296)             (731,371)              (722,027)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions              135,019                 585,287             3,141,448                946,444
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                                 144,674               1,196,433             4,280,718              2,531,522
NET ASSETS
   Beginning of period                                 -               1,621,661             2,381,588              3,231,367
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $          144,674       $       2,818,094     $       6,662,306     $        5,762,889
                                      ==================       =================     =================     ==================

                                                                     WANGER                                    WANGER U.S.
                                         WANGER FOREIGN           INTERNATIONAL                                  SMALLER
                                             FORTY                  SMALL CAP           WANGER TWENTY           COMPANIES
                                           SUBACCOUNT              SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                      ------------------       -----------------     -----------------     ------------------
FROM OPERATIONS
   Net investment income (loss)       $          (14,539)      $        (114,244)    $         (30,349)    $         (383,863)
   Net realized gain (loss)                        6,827                 (18,231)                1,225                (55,654)
   Net change in unrealized
      appreciation (depreciation)
      on investments                           1,057,695               9,185,247               986,835             17,004,162
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      resulting from operations                1,049,983               9,052,772               957,711             16,564,645
                                      ------------------       -----------------     -----------------     ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          642,804               3,614,441               754,628              6,749,248
   Participant transfers                         875,794                 720,078               420,920             (1,023,336)
   Participant withdrawals                      (474,317)             (3,292,867)             (567,274)            (6,420,697)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions            1,044,281               1,041,652               608,274               (694,785)
                                      ------------------       -----------------     -----------------     ------------------
   Net increase (decrease) in
      net assets                               2,094,264              10,094,424             1,565,985             15,869,860
NET ASSETS
   Beginning of period                         2,262,116              18,859,158             2,969,519             40,151,641
                                      ------------------       -----------------     -----------------     ------------------
   End of period                      $        4,356,380       $      28,953,582     $       4,535,504     $       56,021,501
                                      ==================       =================     =================     ==================

(+) Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.
(++) Participant transfers include net assets transferred in from MFS Investors
     Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2003

(1) From inception June 2, 2003 to December 31, 2003.
(2) From inception June 4, 2003 to December 31, 2003.

                        See Notes to Financial Statements

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R) (the "Product"). These financial statements are presented for the Product.

   The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.

  The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

-----------------------------------------------------------------------------------------------------------------------------------
               SERIES NAME                                                   INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                      High total return consistent with reasonable risk
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                  Long-term growth of capital and future income rather than current
(formerly, Phoenix-MFS Investors Growth Stock Series)      income
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap         Long-term capital growth
Growth Series)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series           High total return
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series        Capital appreciation and income with approximately equal emphasis
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                     Intermediate and long-term growth of capital appreciation with income as a secondary consideration
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                  Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth         Long-term growth of capital
Series)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series               High total return over an extended period of time consistent with
(formerly, Phoenix-Oakhurst Strategic Allocation Series)   prudent investment risk
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                       Long-term capital appreciation with current income as a secondary
(formerly, Phoenix-Oakhurst Value Equity Series)           consideration
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                        As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series           Long-term total return
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series        To provide high current income while attempting to limit changes in the series` net asset value per share caused by interest rate changes
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                      Long-term capital appreciation with dividend income as a secondary consideration
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series               Long-term capital appreciation with dividend income as a secondary consideration
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series          Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                      Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                  High current income and long-term capital appreciation to produce a high total return
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                 Capital appreciation with income as a secondary consideration
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                   Capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                             To track the total return of the Dow Jones Industrial Average(SM) before series expenses
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                To track the total return of the Nasdaq-100 Index(R) before series expenses
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series             Long-term capital appreciation with current income as a secondary investment objective
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Long-term capital appreciation by investing primarily in small-
Phoenix-Sanford Bernstein Small-Cap Value Series           capitalization stocks that appear to be undervalued with current income as a secondary investment objective
-----------------------------------------------------------------------------------------------------------------------------------

      FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
               SERIES NAME                                                   INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                       Capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                      Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                         Growth of capital
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                          Long-term growth of capital
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                               Long-term growth of capital with income as a secondary objective
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                  Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II           Current income by investing primarily in a diversified portfolio or U.S.
                                                           government securities
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                         High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                         Capital growth
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                       Capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                              Capital appreciation with income as a secondary goal
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund               Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                          Long-term capital growth
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                     High total return
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                           Long-term capital growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                           To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or
Rydex Variable Trust Juno Fund                             futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long
                                                           Treasury Bond.
-----------------------------------------------------------------------------------------------------------------------------------
                                                           To provide investment results that match the performance of a specific
Rydex Variable Trust Nova Fund                             benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R)Index (the "underlying index").
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                  Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Match the performance of the Morgan Stanley Capital International
Scudder VIT EAFE(R)Equity Index Fund                       EAFE(R) Index which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                          Match the performance of the Standard & Poor's 500 Composite Stock
                                                           Price Index which emphasizes stocks of large U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                       Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                Long-term growth of capital
(formerly, Wanger Foreign Forty)
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                             Long-term growth of capital
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                              Long-term growth of capital
(formerly, Wanger Twenty)
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                              Long-term growth of capital
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS

   Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:

SUBACCOUNT                                                                    PURCHASES                         SALES
----------                                                                    ---------                         -----
THE PHOENIX EDGE SERIES FUND
----------------------------
     Phoenix-Aberdeen International Series                                 $    9,043,205                   $   9,351,971
     Phoenix-AIM Growth Series                                                  2,572,292                       2,200,854
     Phoenix-Alger Small-Cap Growth Series                                      1,052,176                         455,087
     Phoenix-Alliance/Bernstein Enhanced Index Series                           2,683,864                       2,849,618
     Phoenix-Duff & Phelps Real Estate Securities Series                        7,077,759                       3,686,280
     Phoenix-Engemann Capital Growth Series                                    16,032,325                      30,820,072
     Phoenix-Engemann Growth and Income Series                                  5,042,004                       2,136,329
     Phoenix-Engemann Small-Cap Growth Series                                   2,137,722                       1,882,674
     Phoenix-Engemann Strategic Allocation Series                               7,489,006                      10,282,942
     Phoenix-Engemann Value Equity Series                                       9,483,434                       2,385,984
     Phoenix-Goodwin Money Market Series                                       11,633,689                      19,105,794
     Phoenix-Goodwin Multi-Sector Fixed Income Series                          16,605,089                       4,713,692
     Phoenix-Goodwin Multi-Sector Short Term Bond Series                        1,411,562                         340,197
     Phoenix-Kayne Rising Dividends Series                                        858,578                         244,588
     Phoenix-Kayne Small-Cap Quality Value Series                                 827,054                         101,696
     Phoenix-Lazard International Equity Select Series                          2,127,745                         297,368
     Phoenix-Lazard Small-Cap Value Series                                        396,759                         105,727
     Phoenix-Lord Abbett Bond-Debenture Series                                    696,947                         145,966
     Phoenix-Lord Abbett Large-Cap Value Series                                 4,304,400                         329,770
     Phoenix-Lord Abbett Mid-Cap Value Series                                   1,729,138                         206,890
     Phoenix-Northern Dow 30 Series                                             1,741,736                       1,074,372
     Phoenix-Northern Nasdaq-100 Index(R) Series                                1,597,400                         857,571
     Phoenix-Sanford Bernstein Mid-Cap Value Series                             5,949,936                       2,612,108
     Phoenix-Sanford Bernstein Small-Cap Value Series                           4,524,085                       1,938,283
     Phoenix-Seneca Mid-Cap Growth Series                                       2,942,288                       2,005,695
     Phoenix-Seneca Strategic Theme Series                                      2,637,718                       4,015,053

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                          PURCHASES          SALES
----------                                                          ---------          -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
   AIM V.I. Capital Appreciation Fund                             $  1,328,803     $    360,000
   AIM V.I. Mid Cap Core Equity Fund                                 2,609,258            6,440
   AIM V.I. Premier Equity Fund                                        472,027          369,519

THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
   Alger American Leveraged AllCap Portfolio                         2,631,626          913,562

FEDERATED INSURANCE SERIES
--------------------------
   Federated Fund for U.S. Government Securities II                  4,143,834        6,566,333
   Federated High Income Bond Fund II -- Primary Shares              3,411,901        1,554,066

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
   VIP Contrafund(R)Portfolio                                        5,561,497        1,210,570
   VIP Growth Opportunities Portfolio                                  503,796          225,000
   VIP Growth Portfolio                                              3,237,452          685,911

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
   Mutual Shares Securities Fund                                     1,752,300        1,002,272
   Templeton Developing Markets Securities Fund                        105,445          204,865
   Templeton Foreign Securities Fund                                 2,350,829        1,112,569
   Templeton Global Asset Allocation Fund                               61,170           95,393
   Templeton Growth Securities Fund                                  2,177,635        1,447,467

THE RYDEX VARIABLE TRUST
------------------------
   Rydex Variable Trust Juno Fund                                      245,892          371,483
   Rydex Variable Trust Nova Fund                                      280,177          188,749
   Rydex Variable Trust Sector Rotation Fund                           284,553           71,726

SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
   Scudder VIT EAFE(R)Equity Index Fund                              1,343,098          485,603
   Scudder VIT Equity 500 Index Fund                                 2,618,357        1,756,681

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
   Technology Portfolio                                              1,058,035        1,168,369

WANGER ADVISORS TRUST
---------------------
   Wanger International Select                                       1,576,858        1,564,151
   Wanger International Small Cap                                    4,576,645        5,649,274
   Wanger Select                                                     1,686,987          572,208
   Wanger U.S. Smaller Companies                                     5,119,233        6,527,983

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS

     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:

                                                                                    PERIOD ENDED
SUBACCOUNT                                                                           DECEMBER 31,
----------                                                 ==================================================================
THE PHOENIX EDGE SERIES FUND                                  2004              2003                2002              2001
----------------------------                               ===========       ==========          ==========        ==========
   PHOENIX-ABERDEEN INTERNATIONAL SERIES
   Accumulation units outstanding                           21,901,133       22,450,957          22,442,042        24,473,284
   Unit value                                                $2.461180        $2.054118           $1.570295         $1.858078
   Net assets (thousands)                                      $53,903          $46,117             $35,241           $45,473
   Mortality and expense ratio                                   0.80%            0.80%               0.80%             0.80%
   Investment income ratio                                       2.76%            1.94%               1.06%                 -
   Total return                                                 19.82%           30.81%            (15.49%)          (24.66%)

   PHOENIX-AIM GROWTH SERIES
   Accumulation units outstanding                           26,260,036       25,459,713          20,576,182        15,785,620
   Unit value                                                $0.607046        $0.587230           $0.489936         $0.694053
   Net assets (thousands)                                      $15,941          $14,951             $10,081           $10,956
   Mortality and expense ratio                                   0.80%            0.80%               0.80%             0.80%
   Investment income ratio                                       0.10%                -                   -                 -
   Total return                                                  3.37%           19.86%            (29.41%)          (24.46%)

   PHOENIX-ALGER SMALL-CAP GROWTH SERIES(5)
   Accumulation units outstanding                            1,102,620          738,851              45,030                 -
   Unit value                                                $1.549689        $1.529729           $1.005350                 -
   Net assets (thousands)                                       $1,709           $1,130                 $45                 -
   Mortality and expense ratio                                   0.80%            0.80%               0.80% *               -
   Investment income ratio                                           -                -                   - *               -
   Total return                                                  1.30%           52.16%               0.54%                 -

   PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
   Accumulation units outstanding                           18,956,499       19,207,454          19,705,536        20,048,035
   Unit value                                                $1.301100        $1.194138           $0.953628         $1.259680
   Net assets (thousands)                                      $24,664          $22,936             $18,792           $25,254
   Mortality and expense ratio                                   0.80%            0.80%               0.80%             0.80%
   Investment income ratio                                       1.47%            1.11%               0.91%             0.69%
   Total return                                                  8.96%           25.22%            (24.30%)          (12.61%)

   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
   Accumulation units outstanding                            6,345,492        5,962,385           5,856,566         4,420,316
   Unit value                                                $3.590174        $2.686958           $1.958959         $1.761879
   Net assets (thousands)                                      $22,781          $16,021             $11,473            $7,788
   Mortality and expense ratio                                   0.80%            0.80%               0.80%             0.80%
   Investment income ratio                                       2.48%            3.46%               3.96%             4.23%
   Total return                                                 33.61%           37.16%              11.19%             5.76%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                           ==================================================================
                                                               2004             2003                2002              2001
                                                           ===========       ==========          ==========        ==========
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Accumulation units outstanding                              50,699,279       54,984,183          58,005,630         61,718,275
Unit value                                                   $3.597223        $3.454497           $2.753080          $3.691068
Net assets (thousands)                                        $182,377         $189,943            $159,694           $227,808
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          0.85%            0.10%                   -              0.06%
Total return                                                     4.13%           25.48%            (25.41%)           (35.11%)

PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
Accumulation units outstanding                              16,663,411       14,218,676          13,358,248         12,075,563
Unit value                                                   $1.248840        $1.139532           $0.901209          $1.172440
Net assets (thousands)                                         $20,810          $16,203             $12,039            $14,158
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          1.28%            1.15%               0.82%              0.53%
Total return                                                     9.59%           26.44%            (23.13%)            (8.90%)

PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
Accumulation units outstanding                               6,943,058        6,672,024           3,637,075          1,815,149
Unit value                                                   $0.659472        $0.606033           $0.417225          $0.590777
Net assets (thousands)                                          $4,579           $4,043              $1,517             $1,072
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                              -                -                   -              0.05%
Total return                                                     8.82%           45.25%            (29.38%)           (27.31%)

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
Accumulation units outstanding                              16,941,554       18,404,299          19,839,016         12,604,034
Unit value                                                   $4.125941        $3.870487           $3.254858          $3.710712
Net assets (thousands)                                         $69,900          $71,234             $64,573            $46,770
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          2.60%            2.65%               2.81%              2.53%
Total return                                                     6.60%           18.91%            (12.28%)              1.05%

PHOENIX-ENGEMANN VALUE EQUITY SERIES
Accumulation units outstanding                              17,619,044       12,517,067          11,884,844          9,739,141
Unit value                                                   $1.532196        $1.367879           $1.113144          $1.437383
Net assets (thousands)                                         $26,996          $17,122             $13,230            $13,999
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          0.97%            0.94%               0.95%              0.92%
Total return                                                    12.01%           22.88%            (22.56%)           (18.62%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                           ==================================================================
                                                               2004             2003                2002              2001
                                                           ===========       ==========          ==========        ==========
PHOENIX-GOODWIN MONEY MARKET SERIES
Accumulation units outstanding                              21,327,253       25,713,300          31,383,764         29,389,267
Unit value                                                   $1.700619        $1.700842           $1.702904          $1.692597
Net assets (thousands)                                         $36,270          $43,734             $53,444            $49,744
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          0.78%            0.69%               1.40%              3.64%
Total return                                                   (0.01%)          (0.12%)               0.61%              2.99%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Accumulation units outstanding                              12,149,131        9,054,876           8,866,173          8,751,521
Unit value                                                   $3.343821        $3.155077           $2.775909          $2.543934
Net assets (thousands)                                         $40,625          $28,569             $24,612            $22,263
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          6.33%            6.69%               7.13%              8.14%
Total return                                                     5.98%           13.66%               9.12%              5.24%

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES(10)
Accumulation units outstanding                               1,709,703          725,999                   -                  -
Unit value                                                   $1.070865        $1.024824                   -                  -
Net assets (thousands)                                          $1,831             $744                   -                  -
Mortality and expense ratio                                      0.80%            0.80% *                 -                  -
Investment income ratio                                          4.55%            5.38% *                 -                  -
Total return                                                     4.49%            2.00%                   -                  -

PHOENIX-KAYNE RISING DIVIDENDS SERIES(4)
Accumulation units outstanding                               1,351,751          833,221             155,893                  -
Unit value                                                   $1.187332        $1.137122           $0.962489                  -
Net assets (thousands)                                          $1,605             $947                $150                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          1.62%            0.80%               1.22% *                -
Total return                                                     4.42%           18.14%             (3.75)%                  -

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(7)
Accumulation units outstanding                                 943,384          412,407              75,388                  -
Unit value                                                   $1.497966        $1.201440           $1.006924                  -
Net assets (thousands)                                          $1,413             $495                 $76                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          1.22%            1.32%               3.84% *                -
Total return                                                    24.68%           19.32%             (2.01%)                  -

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                           ==================================================================
                                                               2004             2003                2002              2001
                                                           ===========       ==========          ==========        ==========
PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(8)
Accumulation units outstanding                               2,896,992        1,479,667             225,617                  -
Unit value                                                   $1.413140        $1.229572           $0.954805                  -
Net assets (thousands)                                          $4,094           $1,819                $215                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          1.39%            1.02%                   - *                -
Total return                                                    14.93%           28.78%             (1.09%)                  -

PHOENIX-LAZARD SMALL-CAP VALUE SERIES(5)
Accumulation units outstanding                                 395,091          215,574              79,546                  -
Unit value                                                   $1.525944        $1.344974           $0.975786                  -
Net assets (thousands)                                            $603             $290                 $78                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                              -            0.11%               1.46% *                -
Total return                                                    13.46%           37.83%             (2.93%)                  -

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(5)
Accumulation units outstanding                                 981,506          595,839             128,155                  -
Unit value                                                   $1.332266        $1.238637           $1.060350                  -
Net assets (thousands)                                          $1,308             $738                $136                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          5.44%            5.91%              11.58% *                -
Total return                                                     7.56%           16.81%               6.09%                  -

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(4)
Accumulation units outstanding                               4,954,651        1,949,575             200,867                  -
Unit value                                                   $1.428364        $1.278196           $0.989338                  -
Net assets (thousands)                                          $7,077           $2,492                $199                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          1.11%            0.75%               1.27% *                -
Total return                                                    11.75%           29.20%             (1.07%)                  -

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(6)
Accumulation units outstanding                               2,044,458          917,275             134,444                  -
Unit value                                                   $1.517619        $1.231371           $0.997297                  -
Net assets (thousands)                                          $3,103           $1,130                $134                  -
Mortality and expense ratio                                      0.80%            0.80%               0.80% *                -
Investment income ratio                                          0.64%            0.90%               1.71% *                -
Total return                                                    23.25%           23.47%             (1.78%)                  -

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                           ==================================================================
                                                               2004             2003                2002              2001
                                                           ===========       ==========          ==========        ==========
PHOENIX-NORTHERN DOW 30 SERIES
Accumulation units outstanding                               5,945,255        5,265,344           4,501,536          2,814,609
Unit value                                                   $0.968694        $0.932921           $0.738166          $0.880617
Net assets (thousands)                                          $5,759           $4,912              $3,323             $2,479
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          1.71%            1.71%               1.57%              1.81%
Total return                                                     3.83%           26.38%            (16.18%)            (6.74%)

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
Accumulation units outstanding                              12,062,446       10,067,422           6,817,243          3,878,705
Unit value                                                   $0.406395        $0.372287           $0.252123          $0.407147
Net assets (thousands)                                          $4,902           $3,748              $1,719             $1,579
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          0.65%                -                   -                  -
Total return                                                     9.16%           47.66%            (38.08%)           (33.60%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Accumulation units outstanding                              13,337,682       12,032,936          12,731,319          8,522,555
Unit value                                                   $1.680151        $1.406661           $1.005861          $1.108762
Net assets (thousands)                                         $22,409          $16,926             $12,806             $9,449
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                          0.18%            0.19%               0.95%              1.69%
Total return                                                    19.44%           39.85%             (9.28%)             22.00%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Accumulation units outstanding                               6,655,013        5,650,848           4,722,211          1,700,551
Unit value                                                   $1.961831        $1.612104           $1.129627          $1.245022
Net assets (thousands)                                         $13,056           $9,110              $5,334             $2,117
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                              -                -               0.61%              1.38%
Total return                                                    21.69%           42.71%             (9.27%)             14.83%

PHOENIX-SENECA MID-CAP GROWTH SERIES
Accumulation units outstanding                              11,217,778       10,288,649           9,331,184          7,666,487
Unit value                                                   $1.296186        $1.224330           $0.957980          $1.430671
Net assets (thousands)                                         $14,540          $12,597              $8,939            $10,968
Mortality and expense ratio                                      0.80%            0.80%               0.80%              0.80%
Investment income ratio                                              -                -                   -                  -
Total return                                                     5.87%           27.80%            (33.04%)           (25.89%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                       2004             2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
   PHOENIX-SENECA STRATEGIC THEME SERIES
   Accumulation units outstanding                                  13,096,327       13,974,176        14,431,997       14,905,929
   Unit value                                                       $1.492002        $1.426488         $1.047631        $1.624256
   Net assets (thousands)                                             $19,540          $19,934           $15,119          $24,211
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                                  -                -                 -                -
   Total return                                                         4.59%           36.16%          (35.50%)         (27.95%)

AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
   AIM V.I. CAPITAL APPRECIATION FUND(2)
   Accumulation units outstanding                                   3,599,005        2,431,737         1,066,959          188,887
   Unit value                                                       $0.894387        $0.845573         $0.658111        $0.877030
   Net assets (thousands)                                              $3,219           $2,056              $702             $166
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80% *
   Investment income ratio                                                  -                -                 -                - *
   Total return                                                         5.77%           28.48%          (24.96%)         (12.30%)

   AIM V.I. MID CAP CORE EQUITY FUND(11)
   Accumulation units outstanding                                   2,495,504                -                 -                -
   Unit value                                                       $1.016853                -                 -                -
   Net assets (thousands)                                              $2,538                -                 -                -
   Mortality and expense ratio                                          0.80% *              -                 -                -
   Investment income ratio                                              1.98% *              -                 -                -
   Total return                                                         1.92%                -                 -                -

   AIM V.I. PREMIER EQUITY FUND(1)
   Accumulation units outstanding                                   2,274,721        2,141,722         1,762,520          615,289
   Unit value                                                       $0.880364        $0.839035         $0.676203        $0.977417
   Net assets (thousands)                                              $2,003           $1,797            $1,192             $601
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80% *
   Investment income ratio                                              0.50%            0.33%             0.42%            0.39% *
   Total return                                                         4.93%           24.08%          (30.82%)          (2.26%)

THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
   Accumulation units outstanding                                  14,629,848       11,359,445         9,737,826        6,415,325
   Unit value                                                       $0.598889        $0.558021         $0.417529        $0.636852
   Net assets (thousands)                                              $8,762           $6,339            $4,066           $4,086
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                                  -                -             0.01%                -
   Total return                                                         7.32%           33.65%          (34.44%)         (16.61%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                      2004              2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
FEDERATED INSURANCE SERIES
--------------------------
   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
   Accumulation units outstanding                                  11,756,250       14,041,679        14,068,442        3,854,015
   Unit value                                                       $1.334561        $1.298456         $1.278671        $1.182044
   Net assets (thousands)                                             $15,689          $18,233           $17,989           $4,556
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              4.09%            3.51%             3.13%            2.01%
   Total return                                                         2.78%            1.55%             8.17%            6.17%

   FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES
   Accumulation units outstanding                                   5,877,310        4,542,732         3,328,858        2,268,237
   Unit value                                                       $1.208836        $1.103195         $0.909941        $0.904719
   Net assets (thousands)                                              $7,105           $5,012            $3,029           $2,052
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              6.39%            6.37%             9.22%            7.51%
   Total return                                                         9.58%           21.24%             0.58%            0.57%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
   VIP CONTRAFUND(R) PORTFOLIO
   Accumulation units outstanding                                  15,575,365       10,971,356         6,104,174        2,191,035
   Unit value                                                       $1.064412        $0.930290         $0.730633        $0.813167
   Net assets (thousands)                                             $16,579          $10,207            $4,460           $1,782
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.21%            0.26%             0.49%            0.41%
   Total return                                                        14.42%           27.33%          (10.15%)         (13.07%)

   VIP GROWTH OPPORTUNITIES PORTFOLIO
   Accumulation units outstanding                                   2,230,387        1,838,204         1,342,868          524,240
   Unit value                                                       $0.766583        $0.721802         $0.561171        $0.724485
   Net assets (thousands)                                              $1,710           $1,327              $754             $380
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.43%            0.55%             0.66%            0.18%
   Total return                                                         6.20%           28.62%          (22.54%)         (15.13%)

   VIP GROWTH PORTFOLIO
   Accumulation units outstanding                                  17,452,278       13,322,032         9,620,908        4,190,048
   Unit value                                                       $0.653158        $0.637624         $0.484077        $0.069911
   Net assets (thousands)                                             $11,399           $8,494            $4,657           $2,929
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.15%            0.17%             0.10%                -
   Total return                                                         2.44%           31.72%          (30.76%)         (18.39%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                      2004              2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
   MUTUAL SHARES SECURITIES FUND
   Accumulation units outstanding                                   5,715,635        5,193,660         4,491,339        2,494,390
   Unit value                                                       $1.551247        $1.388375         $1.118326        $1.278341
   Net assets (thousands)                                              $8,866           $7,211            $5,023           $3,189
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.77%            1.05%             0.87%            1.69%
   Total return                                                        11.73%           24.15%          (12.52%)            6.19%

   TEMPLETON DEVELOPING MARKETS SECURITIES FUND
   Accumulation units outstanding                                     666,870          736,400           917,754        1,021,204
   Unit value                                                       $1.840495        $1.487699         $0.980238        $0.989599
   Net assets (thousands)                                              $1,227           $1,096              $900           $1,011
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              1.85%            1.21%             1.38%            0.98%
   Total return                                                        23.71%           51.77%           (0.95%)          (8.82%)

   TEMPLETON FOREIGN SECURITIES FUND
   Accumulation units outstanding                                   8,501,812        7,429,243         6,298,509        4,278,615
   Unit value                                                       $1.278497        $1.087335         $0.829038        $1.026214
   Net assets (thousands)                                             $10,870           $8,078            $5,222           $4,391
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              1.07%            1.77%             1.51%            2.79%
   Total return                                                        17.58%           31.16%          (19.21%)         (16.67%)

   TEMPLETON GLOBAL ASSET ALLOCATION FUND
   Accumulation units outstanding                                     286,021          317,369           332,615          430,437
   Unit value                                                       $1.549819        $1.350105         $1.031409        $1.087442
   Net assets (thousands)                                                $443             $428              $343             $468
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              2.81%            2.54%             1.81%            0.93%
   Total return                                                        14.79%           30.90%           (5.15%)         (10.67%)

   TEMPLETON GROWTH SECURITIES FUND
   Accumulation units outstanding                                   5,597,604        5,131,416         3,833,470        1,628,111
   Unit value                                                       $1.614349        $1.402589         $1.070031        $1.323337
   Net assets (thousands)                                              $9,036           $7,197            $4,102           $2,155
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              1.22%            1.50%             2.24%           16.83%
   Total return                                                        15.10%           31.08%          (19.14%)          (2.09%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                       2004             2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
THE RYDEX VARIABLE TRUST
------------------------
   RYDEX VARIABLE TRUST JUNO FUND(9)
   Accumulation units outstanding                                     221,505          349,980                 -                -
   Unit value                                                       $0.934409        $1.054405                 -                -
   Net assets (thousands)                                                $207             $369                 -                -
   Mortality and expense ratio                                          0.80%            0.80% *               -                -
   Investment income ratio                                                  -                - *               -                -
   Total return                                                      (11.38%)            5.44%                 -                -

   RYDEX VARIABLE TRUST NOVA FUND(10)
   Accumulation units outstanding                                     284,970          212,982                 -                -
   Unit value                                                       $1.385420        $1.218423                 -                -
   Net assets (thousands)                                                $395             $260                 -                -
   Mortality and expense ratio                                          0.80%            0.80% *               -                -
   Investment income ratio                                              0.05%                - *               -                -
   Total return                                                        13.71%           18.43%                 -                -

   RYDEX VARIABLE TRUST SECTOR ROTATION FUND(10)
   Accumulation units outstanding                                     306,533          125,163                 -                -
   Unit value                                                       $1.269504        $1.155895                 -                -
   Net assets (thousands)                                                $389             $145                 -                -
   Mortality and expense ratio                                          0.80%            0.80% *               -                -
   Investment income ratio                                                  -                - *               -                -
   Total return                                                         9.83%           13.37%                 -                -

SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
   SCUDDER VIT EAFE(R) EQUITY INDEX FUND
   Accumulation units outstanding                                   4,795,685        3,749,180         2,854,079        2,495,507
   Unit value                                                       $0.887803        $0.751656         $0.568199        $0.730569
   Net assets (thousands)                                              $4,258           $2,818            $1,622           $1,823
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              2.28%            4.11%             1.48%                -
   Total return                                                        18.11%           32.29%          (22.23%)         (25.30%)

   SCUDDER VIT EQUITY 500 INDEX FUND(3)
   Accumulation units outstanding                                   7,186,838        6,387,129         2,902,712          122,489
   Unit value                                                       $1.144341        $1.043083         $0.820470        $1.054972
   Net assets (thousands)                                              $8,224           $6,662            $2,382             $129
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80% *
   Investment income ratio                                              1.11%            0.98%             2.87%                - *
   Total return                                                         9.71%           27.13%          (22.94%)            5.50%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                      2004              2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
   TECHNOLOGY PORTFOLIO
   Accumulation units outstanding                                  18,561,391       18,794,402        15,448,380       12,509,589
   Unit value                                                       $0.299181        $0.306628         $0.209173        $0.413206
   Net assets (thousands)                                              $5,553           $5,763            $3,231           $5,169
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                                  -                -                 -                -
   Total return                                                       (2.43%)           46.59%          (49.38%)         (49.26%)

WANGER ADVISORS TRUST
---------------------
   WANGER INTERNATIONAL SELECT
   Accumulation units outstanding                                   2,732,875        2,741,745         1,994,708        1,540,402
   Unit value                                                       $1.959812        $1.588908         $1.134059        $1.349598
   Net assets (thousands)                                              $5,356           $4,356            $2,262           $2,079
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.29%            0.30%                 -            0.12%
   Total return                                                        23.34%           40.11%          (15.97%)         (27.21%)

   WANGER INTERNATIONAL SMALL CAP
   Accumulation units outstanding                                  15,254,601       15,760,868        15,160,217       14,822,518
   Unit value                                                       $2.374023        $1.837055         $1.243990        $1.455318
   Net assets (thousands)                                             $36,215          $28,954           $18,859          $21,571
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                              0.70%            0.30%                 -                -
   Total return                                                        29.23%           47.67%          (14.52%)         (21.79%)

   WANGER SELECT
   Accumulation units outstanding                                   2,912,296        2,347,379         1,993,062        1,403,212
   Unit value                                                       $2.286742        $1.932157         $1.489928        $1.625799
   Net assets (thousands)                                              $6,660           $4,536            $2,970           $2,281
   Mortality and expense ratio                                          0.80%            0.80%             0.80%            0.80%
   Investment income ratio                                                  -                -                 -                -
   Total return                                                        18.35%           29.68%           (8.36%)            8.22%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                   ==============================================================
                                                                      2004              2003              2002            2001
                                                                   ===========       ==========        ==========      ==========
   WANGER U.S. SMALLER COMPANIES
   Accumulation units outstanding                                  26,179,632       26,607,737         27,094,473       26,940,784
   Unit value                                                       $2.471525        $2.105459          $1.481915        $1.795730
   Net assets (thousands)                                             $64,704          $56,022            $40,152          $48,378
   Mortality and expense ratio                                          0.80%            0.80%              0.80%            0.80%
   Investment income ratio                                                  -                -                  -            0.06%
   Total return                                                        17.39%           42.08%           (17.48%)           10.49%

MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception April 11, 2001 to December 31, 2001.
(2) From inception May 30, 2001 to December 31, 2001.
(3) From inception October 30, 2001 to December 31, 2001.
(4) From inception August 12, 2002 to December 31, 2002.
(5) From inception August 14, 2002 to December 31, 2002.
(6) From inception August 20, 2002 to December 31, 2002.
(7) From inception August 26, 2002 to December 31, 2002.
(8) From inception September 10, 2002 to December 31, 2002.
(9) From inception of June 2, 2003 to December 31, 2003.
(10) From inception of June 4, 2003 to December 31, 2003.
(11) From inception of December 3, 2004 to December 31, 2004.
*Annualized.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                                                                                    PHOENIX-
                                                   PHOENIX-                                  PHOENIX-ALGER          ALLIANCE/
                                                   ABERDEEN             PHOENIX-AIM            SMALL-CAP            BERNSTEIN
FLEX EDGE, FLEX EDGE SUCCESS                     INTERNATIONAL            GROWTH                GROWTH            ENHANCED INDEX
   AND INDIVIDUAL EDGE                              SERIES                SERIES                SERIES               SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                21,153,505            23,912,877             687,164            18,453,986
Participant deposits                                   2,377,001             5,049,484             194,015             2,597,561
Participant transfers                                    288,667(e)         (1,402,616)            207,644              (280,416)
Participant withdrawals                               (3,263,355)           (3,014,834)           (113,258)           (2,539,246)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                      20,555,818            24,544,911             975,565            18,231,885
                                               =================================================================================

                                                                                                                    PHOENIX-
                                                   PHOENIX-                                                         ALLIANCE/
                                                   ABERDEEN                                  PHOENIX-ALGER          BERNSTEIN
                                                 INTERNATIONAL           PHOENIX-AIM           SMALL-CAP         ENHANCED INDEX
JOINT EDGE                                          SERIES              GROWTH SERIES        GROWTH SERIES           SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 1,297,452             1,546,836              51,687               753,468
Participant deposits                                     250,172               550,962              52,904               182,244
Participant transfers                                     34,707(e)           (109,454)             48,402               (36,598)
Participant withdrawals                                 (237,016)             (273,219)            (25,938)             (174,500)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       1,345,315             1,715,125             127,055               724,614
                                               =================================================================================

                                                PHOENIX-DUFF &            PHOENIX-              PHOENIX-             PHOENIX-
                                                  PHELPS REAL             ENGEMANN              ENGEMANN             ENGEMANN
FLEX EDGE, FLEX EDGE SUCCESS                   ESTATE SECURITIES       CAPITAL GROWTH          GROWTH AND           SMALL-CAP
   AND INDIVIDUAL EDGE                               SERIES                SERIES            INCOME SERIES        GROWTH SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 5,648,170            51,432,217          13,189,240             6,386,157
Participant deposits                                     675,122             6,997,717           2,482,744             1,141,878
Participant transfers                                    402,106            (2,522,849)(c)       1,260,346(b)            (26,636)
Participant withdrawals                                 (750,303)           (8,458,233)         (1,984,681)             (913,590)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       5,975,095            47,448,852          14,947,649             6,587,809
                                               =================================================================================

                                                PHOENIX-DUFF &            PHOENIX-             PHOENIX-            PHOENIX-
                                                 PHELPS REAL              ENGEMANN             ENGEMANN            ENGEMANN
                                               ESTATE SECURITIES       CAPITAL GROWTH         GROWTH AND          SMALL-CAP
JOINT EDGE                                          SERIES                 SERIES            INCOME SERIES       GROWTH SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   314,215             3,551,966           1,029,436               285,867
Participant deposits                                      67,830               694,443             470,140               114,621
Participant transfers                                     42,014              (244,486)(c)         475,449(b)                964
Participant withdrawals                                  (53,662)             (751,496)           (259,263)              (46,203)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         370,397             3,250,427           1,715,762               355,249
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                   PHOENIX-               PHOENIX-                                 PHOENIX-
                                                   ENGEMANN               ENGEMANN              PHOENIX-         GOODWIN MULTI-
FLEX EDGE, FLEX EDGE SUCCESS                       STRATEGIC            VALUE EQUITY         GOODWIN MONEY        SECTOR FIXED
   AND INDIVIDUAL EDGE                         ALLOCATION SERIES           SERIES            MARKET SERIES       INCOME SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                17,432,644            11,917,311          24,272,024             8,705,774
Participant deposits                                   1,598,942             2,199,274           6,257,581             1,329,169(a)
Participant transfers                                   (450,585)            3,954,658(d)       (5,245,517)            2,865,764
Participant withdrawals                               (2,579,884)           (1,715,159)         (5,265,914)           (1,287,680)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                      16,001,117            16,356,084          20,018,174            11,613,027
                                               =================================================================================

                                                   PHOENIX-               PHOENIX-                                  PHOENIX-
                                                   ENGEMANN               ENGEMANN             PHOENIX-          GOODWIN MULTI-
                                                   STRATEGIC            VALUE EQUITY         GOODWIN MONEY        SECTOR FIXED
JOINT EDGE                                     ALLOCATION SERIES           SERIES            MARKET SERIES       INCOME SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   971,655               599,756           1,441,276               349,102
Participant deposits                                     155,476               263,024           1,787,066               117,312
Participant transfers                                      3,496               541,174(d)       (1,474,312)              148,001(a)
Participant withdrawals                                 (190,190)             (140,994)           (444,951)              (78,311)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         940,437             1,262,960           1,309,079               536,104
                                               =================================================================================

                                                    PHOENIX-
                                                 GOODWIN MULTI-                             PHOENIX-KAYNE        PHOENIX-LAZARD
                                                  SECTOR SHORT          PHOENIX-KAYNE         SMALL-CAP           INTERNATIONAL
FLEX EDGE, FLEX EDGE SUCCESS                       TERM BOND          RISING DIVIDENDS      QUALITY VALUE         EQUITY SELECT
   AND INDIVIDUAL EDGE                               SERIES                SERIES               SERIES               SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   693,636               798,976             275,068             1,366,110
Participant deposits                                     156,140               320,174              94,005               559,506
Participant transfers                                    850,988               374,332             370,383               885,608
Participant withdrawals                                 (173,343)             (212,560)            (57,663)             (245,588)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       1,527,421             1,280,922             681,793             2,565,636
                                               =================================================================================

                                                    PHOENIX-
                                                 GOODWIN MULTI-                             PHOENIX-KAYNE        PHOENIX-LAZARD
                                                  SECTOR SHORT          PHOENIX-KAYNE         SMALL-CAP           INTERNATIONAL
                                                   TERM BOND          RISING DIVIDENDS      QUALITY VALUE         EQUITY SELECT
JOINT EDGE                                           SERIES                SERIES               SERIES               SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                    32,363                34,245             137,339               113,557
Participant deposits                                      27,665                24,415              69,328               202,432
Participant transfers                                    150,834                30,831              77,765                92,066
Participant withdrawals                                  (28,580)              (18,662)            (22,841)              (76,699)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         182,282                70,829             261,591               331,356
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                                                             PHOENIX-LORD
                                                 PHOENIX-LAZARD         PHOENIX-LORD            ABBETT            PHOENIX-LORD
FLEX EDGE, FLEX EDGE SUCCESS                    SMALL-CAP VALUE         ABBETT BOND-          LARGE-CAP          ABBETT MID-CAP
   AND INDIVIDUAL EDGE                              SERIES            DEBENTURE SERIES       VALUE SERIES         VALUE SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   204,855               549,300           1,813,495               839,524
Participant deposits                                      82,250               172,739           1,349,102               249,730
Participant transfers                                    150,594               273,395           1,693,338               937,238
Participant withdrawals                                  (63,792)             (117,476)           (359,834)             (148,471)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         373,907               877,958           4,496,101             1,878,021
                                               =================================================================================

                                                                                             PHOENIX-LORD         PHOENIX-LORD
                                                 PHOENIX-LAZARD         PHOENIX-LORD           ABBETT               ABBETT
                                                SMALL-CAP VALUE          ABBETT BOND-         LARGE-CAP             MID-CAP
JOINT EDGE                                          SERIES            DEBENTURE SERIES       VALUE SERIES         VALUE SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                    10,719                46,539             136,080                77,751
Participant deposits                                       6,316                18,615             176,144                47,471
Participant transfers                                      6,508                63,802             242,098                75,941
Participant withdrawals                                   (2,359)              (25,408)            (95,772)              (34,726)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                          21,184               103,548             458,550               166,437
                                               =================================================================================

                                                                          PHOENIX-              PHOENIX-              PHOENIX-
                                                                          NORTHERN              SANFORD               SANFORD
                                                   PHOENIX-              NASDAQ-100            BERNSTEIN             BERNSTEIN
FLEX EDGE, FLEX EDGE SUCCESS                    NORTHERN DOW 30           INDEX(R)              MID-CAP              SMALL-CAP
   AND INDIVIDUAL EDGE                             SERIES                  SERIES            VALUE SERIES          VALUE SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 5,043,880             9,630,342          11,433,739             5,383,890
Participant deposits                                     973,340             2,498,605           1,791,938             1,236,343
Participant transfers                                    282,903               568,388             735,222               387,494
Participant withdrawals                                 (622,893)           (1,204,327)         (1,453,176)             (667,433)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       5,677,230            11,493,008          12,507,723             6,340,294
                                               =================================================================================

                                                                          PHOENIX-              PHOENIX-              PHOENIX-
                                                                          NORTHERN              SANFORD               SANFORD
                                                   PHOENIX-              NASDAQ-100            BERNSTEIN             BERNSTEIN
                                                NORTHERN DOW 30           INDEX(R)              MID-CAP              SMALL-CAP
JOINT EDGE                                         SERIES                  SERIES            VALUE SERIES          VALUE SERIES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   221,464               437,080             599,197               266,958
Participant deposits                                      68,553               147,854             148,012                81,521
Participant transfers                                     10,257                72,740             181,713                22,956
Participant withdrawals                                  (32,249)              (88,236)            (98,963)              (56,716)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         268,025               569,438             829,959               314,719
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                                                              AIM V.I.               AIM V.I.
                                                 PHOENIX-SENECA        PHOENIX-SENECA         CAPITAL                MID CAP
FLEX EDGE, FLEX EDGE SUCCESS                     MID-CAP GROWTH        STRATEGIC THEME       APPRECIATION          CORE EQUITY
   AND INDIVIDUAL EDGE                               SERIES               SERIES                FUND                   FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 9,730,381            12,897,350           2,218,432                     -
Participant deposits                                   1,947,349             2,234,550             718,493               156,772
Participant transfers                                     30,415            (1,086,704)            661,983             2,224,960
Participant withdrawals                               (1,337,889)           (2,111,191)           (386,566)              (17,760)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                      10,370,256            11,934,005           3,212,342             2,363,972
                                               =================================================================================

                                                                                              AIM V.I.              AIM V.I.
                                                 PHOENIX-SENECA        PHOENIX-SENECA         CAPITAL               MID CAP
                                                 MID-CAP GROWTH        STRATEGIC THEME       APPRECIATION         CORE EQUITY
JOINT EDGE                                           SERIES               SERIES                FUND                  FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   558,268             1,076,826             213,305                     -
Participant deposits                                     163,762               361,700             156,514                 1,758
Participant transfers                                    242,104               (17,234)             76,349               130,973(f)
Participant withdrawals                                 (116,612)             (258,970)            (59,505)               (1,199)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         847,522             1,162,322             386,663               131,532
                                               =================================================================================

                                                                                              FEDERATED            FEDERATED
                                                                                                FUND                 HIGH
                                                                       ALGER AMERICAN          FOR U.S.           INCOME BOND
FLEX EDGE, FLEX EDGE SUCCESS                    AIM V.I. PREMIER          LEVERAGED           GOVERNMENT           FUND II --
   AND INDIVIDUAL EDGE                           EQUITY FUND          ALLCAP PORTFOLIO       SECURITIES II       PRIMARY SHARES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 2,038,046            10,924,072          13,301,481             4,139,423
Participant deposits                                     397,995             2,377,871           1,861,303             1,553,482
Participant transfers                                     45,240             1,823,663          (2,961,815)               86,980
Participant withdrawals                                 (344,101)           (1,488,730)         (1,525,409)             (541,992)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       2,137,180            13,636,876          10,675,560             5,237,893
                                               =================================================================================

                                                                                              FEDERATED            FEDERATED
                                                                                                FUND                 HIGH
                                                                      ALGER AMERICAN           FOR U.S.           INCOME BOND
                                                AIM V.I. PREMIER        LEVERAGED             GOVERNMENT           FUND II --
JOINT EDGE                                       EQUITY FUND          ALLCAP PORTFOLIO       SECURITIES II       PRIMARY SHARES
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   103,676               435,373             740,198               403,309
Participant deposits                                      58,161               167,772             444,618               298,514
Participant transfers                                      8,683               507,023              69,912                17,023
Participant withdrawals                                  (32,979)             (117,196)           (174,038)              (79,429)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         137,541               992,972           1,080,690               639,417
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                                         VIP GROWTH
FLEX EDGE, FLEX EDGE SUCCESS                   VIP CONTRAFUND(R)       OPPORTUNITIES          VIP GROWTH         MUTUAL SHARES
   AND INDIVIDUAL EDGE                             PORTFOLIO             PORTFOLIO            PORTFOLIO          SECURITIES FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                10,389,664             1,762,618          12,315,092             4,908,647
Participant deposits                                   2,357,803               358,496           3,084,945               840,467
Participant transfers                                  3,818,847               256,973           2,022,530               362,890
Participant withdrawals                               (1,946,849)             (249,693)         (1,558,515)             (758,603)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                      14,619,465             2,128,394          15,864,052             5,353,401
                                               =================================================================================

                                                                         VIP GROWTH
                                               VIP CONTRAFUND(R)        OPPORTUNITIES         VIP GROWTH          MUTUAL SHARES
JOINT EDGE                                         PORTFOLIO              PORTFOLIO           PORTFOLIO          SECURITIES FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   581,692                75,586           1,006,940               285,013
Participant deposits                                     226,382                40,752             563,693               107,800
Participant transfers                                    288,638                 5,467             202,479                50,922
Participant withdrawals                                 (140,812)              (19,812)           (184,886)              (81,501)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         955,900               101,993           1,588,226               362,234
                                               =================================================================================

                                                   TEMPLETON                                  TEMPLETON
                                                   DEVELOPING            TEMPLETON          GLOBAL ASSET            TEMPLETON
FLEX EDGE, FLEX EDGE SUCCESS                        MARKETS               FOREIGN            ALLOCATION              GROWTH
   AND INDIVIDUAL EDGE                          SECURITIES FUND       SECURITIES FUND           FUND             SECURITIES FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   723,961             6,898,433             303,207             4,926,034
Participant deposits                                      69,265             1,194,296              39,573               872,513
Participant transfers                                    (42,685)              638,134             (10,443)               81,919
Participant withdrawals                                  (96,096)             (963,689)            (59,096)             (610,942)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         654,445             7,767,174             273,241             5,269,524
                                               =================================================================================

                                                   TEMPLETON                                  TEMPLETON
                                                   DEVELOPING            TEMPLETON          GLOBAL ASSET            TEMPLETON
                                                    MARKETS               FOREIGN            ALLOCATION              GROWTH
JOINT EDGE                                      SECURITIES FUND       SECURITIES FUND           FUND             SECURITIES FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                    12,439               530,810              14,162               205,382
Participant deposits                                       2,005               250,781               2,005               110,582
Participant transfers                                         63                49,303                  92                63,871
Participant withdrawals                                   (2,082)              (96,256)             (3,479)              (51,755)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                          12,425               734,638              12,780               328,080
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                   SUBACCOUNT
                                               ---------------------------------------------------------------------------------
                                                                                                                    SCUDDER VIT
                                                                                            RYDEX VARIABLE        EAFE(R) EQUITY
FLEX EDGE, FLEX EDGE SUCCESS                     RYDEX VARIABLE        RYDEX VARIABLE        TRUST SECTOR             INDEX
   AND INDIVIDUAL EDGE                          TRUST JUNO FUND        TRUST NOVA FUND      ROTATION FUND              FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   341,652               132,524             118,735             3,491,468
Participant deposits                                      38,686                63,944              27,623               576,024
Participant transfers                                   (151,977)               10,853             139,907               687,447
Participant withdrawals                                  (31,608)              (22,734)            (34,227)             (385,840)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         196,753               184,587             252,038             4,369,099
                                               =================================================================================

                                                                                                                   SCUDDER VIT
                                                                                            RYDEX VARIABLE        EAFE(R) EQUITY
                                                 RYDEX VARIABLE        RYDEX VARIABLE        TRUST SECTOR             INDEX
JOINT EDGE                                      TRUST JUNO FUND        TRUST NOVA FUND      ROTATION FUND             FUND
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                     8,328                80,458               6,428               257,712
Participant deposits                                       3,029                18,914              29,341               201,689
Participant transfers                                     26,047                 9,129              22,893                41,194
Participant withdrawals                                  (12,652)               (8,118)             (4,167)              (74,009)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                          24,752               100,383              54,495               426,586
                                               =================================================================================

                                                  SCUDDER VIT                                   WANGER               WANGER
FLEX EDGE, FLEX EDGE SUCCESS                    EQUITY 500 INDEX          TECHNOLOGY         INTERNATIONAL        INTERNATIONAL
   AND INDIVIDUAL EDGE                               FUND                 PORTFOLIO             SELECT              SMALL CAP
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                 6,267,214            17,773,347           2,590,189            14,672,517
Participant deposits                                     981,729             3,861,370             370,919             1,700,610
Participant transfers                                  1,015,029            (1,637,893)            (95,770)             (243,896)
Participant withdrawals                               (1,297,919)           (2,456,979)           (283,581)           (1,952,350)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                       6,966,053            17,539,845           2,581,757            14,176,881
                                               =================================================================================

                                                  SCUDDER VIT                                   WANGER               WANGER
                                                EQUITY 500 INDEX         TECHNOLOGY          INTERNATIONAL        INTERNATIONAL
JOINT EDGE                                           FUND                PORTFOLIO              SELECT              SMALL CAP
                                               -----------------      ----------------      --------------      ----------------
Accumulation units outstanding,
   beginning of period                                   119,915             1,021,055             151,556             1,088,351
Participant deposits                                      78,070               330,210              38,515               182,797
Participant transfers                                     55,617               (52,194)            (12,366)              (10,727)
Participant withdrawals                                  (32,817)             (277,525)            (26,587)             (182,701)
                                               ---------------------------------------------------------------------------------
Accumulation units outstanding,
   end of period                                         220,785             1,021,546             151,118             1,077,720
                                               =================================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                     SUBACCOUNT
                                                          ----------------------------------------------------------------------
                                                                                 WANGER U.S.
                                                                                   SMALLER
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE            WANGER SELECT         COMPANIES
                                                          -----------------   -----------------
Accumulation units outstanding, beginning of period               2,215,040          24,779,612
Participant deposits                                                311,142           2,701,361
Participant transfers                                               557,334              12,130
Participant withdrawals                                            (342,916)         (3,093,881)
                                                          -------------------------------------
Accumulation units outstanding, end of period                     2,740,600          24,399,222
                                                          =====================================

                                                                                 WANGER U.S.
                                                                                   SMALLER
JOINT EDGE                                                  WANGER SELECT         COMPANIES
                                                          -----------------   -----------------
Accumulation units outstanding, beginning of period                 132,339           1,828,125
Participant deposits                                                 54,039             282,491
Participant transfers                                                15,565             (15,851)
Participant withdrawals                                             (30,247)           (314,355)
                                                          -------------------------------------
Accumulation units outstanding, end of period                       171,696           1,780,410
                                                          =====================================

(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include units transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include units transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include units transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include units transferred in from AIM Mid-Cap Equity on December 3, 2004.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                           PHOENIX-                           PHOENIX-ALLIANCE/   PHOENIX-ALLIANCE/
                                                           ABERDEEN          PHOENIX-AIM          BERNSTEIN           BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY      ENHANCED INDEX      GROWTH + VALUE
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE            SERIES              SERIES              SERIES              SERIES
                                                       -----------------   ----------------   -----------------   -----------------
Accumulation units outstanding, beginning of period           21,175,822            752,800          18,961,458             299,730
Participant deposits                                           2,998,602            315,449           3,904,800             120,307
Participant transfers                                            379,851            425,205            (748,304)            690,014
Participant withdrawals                                       (3,400,770)          (110,541)         (3,663,968)            (75,773)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 21,153,505          1,382,913          18,453,986           1,034,278
                                                       ============================================================================

                                                           PHOENIX-                          PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                           ABERDEEN          PHOENIX-AIM        BERNSTEIN            BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY    ENHANCED INDEX       GROWTH + VALUE
JOINT EDGE                                                  SERIES              SERIES            SERIES               SERIES
                                                       -----------------   ----------------  ------------------   -----------------
Accumulation units outstanding, beginning of period            1,266,220             37,126             744,078               9,468
Participant deposits                                             276,305             17,116             240,569              25,287
Participant transfers                                            116,914             11,640             (50,215)              5,621
Participant withdrawals                                         (361,987)            (6,278)           (180,964)                  -
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  1,297,452             59,604             753,468              40,376
                                                       ============================================================================

                                                         PHOENIX-DUFF &         PHOENIX-           PHOENIX-
                                                          PHELPS REAL           ENGEMANN        ENGEMANN SMALL        PHOENIX-
                                                       ESTATE SECURITIES     CAPITAL GROWTH       & MID-CAP         GOODWIN MONEY
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE            SERIES               SERIES         GROWTH SERIES       MARKET SERIES
                                                       -----------------    ---------------    ----------------   -----------------
Accumulation units outstanding, beginning of period            5,574,055         54,369,021           3,515,566          30,142,011
Participant deposits                                             885,213          9,190,015             895,163          10,297,898
Participant transfers                                            225,343         (2,826,234)          2,574,700          (8,448,228)
Participant withdrawals                                       (1,036,441)        (9,300,585)           (599,272)         (7,719,657)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  5,648,170         51,432,217           6,386,157          24,272,024
                                                       ============================================================================

                                                         PHOENIX-DUFF &         PHOENIX-           PHOENIX-
                                                          PHELPS REAL           ENGEMANN        ENGEMANN SMALL         PHOENIX-
                                                       ESTATE SECURITIES     CAPITAL GROWTH       & MID-CAP         GOODWIN MONEY
JOINT EDGE                                                  SERIES               SERIES         GROWTH SERIES       MARKET SERIES
                                                       -----------------    ---------------    ----------------   -----------------
Accumulation units outstanding, beginning of period              282,511          3,636,609             121,509           1,241,753
Participant deposits                                              64,161            887,159              88,638           1,573,887
Participant transfers                                             26,285           (174,494)            120,822            (891,609)
Participant withdrawals                                          (58,742)          (797,308)            (45,102)           (482,755)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    314,215          3,551,966             285,867           1,441,276
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                                             PHOENIX-
                                                          PHOENIX-        GOODWIN MULTI-
                                                       GOODWIN MULTI-      SECTOR SHORT        PHOENIX-JANUS        PHOENIX-KAYNE
                                                        SECTOR FIXED         TERM BOND        FLEXIBLE INCOME      RISING DIVIDENDS
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       INCOME SERIES          SERIES              SERIES                SERIES
                                                       --------------     --------------      ---------------      ----------------
Accumulation units outstanding, beginning of period         8,542,076                  -            3,005,298               153,223
Participant deposits                                        1,015,100            736,476              787,850               366,765
Participant transfers                                         528,119            (24,386)             868,190               424,262
Participant withdrawals                                    (1,379,521)           (18,454)            (588,138)             (145,274)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period               8,705,774            693,636            4,073,200               798,976
                                                       ============================================================================

                                                                             PHOENIX-
                                                          PHOENIX-        GOODWIN MULTI-
                                                       GOODWIN MULTI-      SECTOR SHORT        PHOENIX-JANUS        PHOENIX-KAYNE
                                                        SECTOR FIXED         TERM BOND        FLEXIBLE INCOME      RISING DIVIDENDS
JOINT EDGE                                             INCOME SERIES          SERIES              SERIES                SERIES
                                                       --------------     --------------      ---------------      ----------------
Accumulation units outstanding, beginning of period           324,097                  -              161,738                 2,670
Participant deposits                                           61,165              2,491               69,206                 7,093
Participant transfers                                          22,284             38,828              149,036                28,041
Participant withdrawals                                       (58,444)            (8,956)             (44,517)               (3,559)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 349,102             32,363              335,463                34,245
                                                       ============================================================================

                                                        PHOENIX-KAYNE     PHOENIX-LAZARD
                                                          SMALL-CAP        INTERNATIONAL       PHOENIX-LAZARD        PHOENIX-LAZARD
                                                        QUALITY VALUE      EQUITY SELECT      SMALL-CAP VALUE        U.S. MULTI-CAP
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE           SERIES             SERIES              SERIES                 SERIES
                                                       --------------     --------------      ---------------        --------------
Accumulation units outstanding, beginning of period            75,200            218,059               76,673                 7,961
Participant deposits                                           81,588            331,867               63,226                70,703
Participant transfers                                         145,025          1,049,283              156,616               253,286
Participant withdrawals                                       (26,745)          (233,099)             (91,660)              (28,739)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 275,068          1,366,110              204,855               303,211
                                                       ============================================================================

                                                       PHOENIX-KAYNE      PHOENIX-LAZARD
                                                         SMALL-CAP         INTERNATIONAL       PHOENIX-LAZARD        PHOENIX-LAZARD
                                                       QUALITY VALUE       EQUITY SELECT      SMALL-CAP VALUE        U.S. MULTI-CAP
JOINT EDGE                                                SERIES               SERIES              SERIES                 SERIES
                                                       --------------      -------------      ---------------        --------------
Accumulation units outstanding, beginning of period               188              7,558                2,873                   992
Participant deposits                                          118,819             39,206                1,748                 2,691
Participant transfers                                          18,332             86,551                6,397                 1,259
Participant withdrawals                                             -            (19,758)                (299)                 (555)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 137,339            113,557               10,719                 4,387
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                         PHOENIX-LORD         PHOENIX-LORD        PHOENIX-LORD        PHOENIX-MFS
                                                         ABBETT BOND-       ABBETT LARGE-CAP     ABBETT MID-CAP    INVESTORS GROWTH
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       DEBENTURE SERIES       VALUE SERIES        VALUE SERIES       STOCK SERIES
                                                       ----------------     ----------------     --------------    ----------------
Accumulation units outstanding, beginning of period             120,556              193,203            125,168          19,566,319
Participant deposits                                             88,461              376,322            159,577           6,360,455
Participant transfers                                           426,050            1,396,847            593,393           1,840,592
Participant withdrawals                                         (85,767)            (152,877)           (38,614)         (3,854,489)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   549,300            1,813,495            839,524          23,912,877
                                                       ============================================================================

                                                         PHOENIX-LORD         PHOENIX-LORD        PHOENIX-LORD       PHOENIX-MFS
                                                         ABBETT BOND-       ABBETT LARGE-CAP     ABBETT MID-CAP    INVESTORS GROWTH
JOINT EDGE                                             DEBENTURE SERIES       VALUE SERIES        VALUE SERIES       STOCK SERIES
                                                       ----------------     ----------------     --------------    ----------------
Accumulation units outstanding, beginning of period               7,599                7,664              9,276           1,009,863
Participant deposits                                              9,052               35,117             20,848               2,881
Participant transfers                                            33,571              109,834             53,041             535,873
Participant withdrawals                                          (3,683)             (16,535)            (5,414)             (1,781)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    46,539              136,080             77,751           1,546,836
                                                       ============================================================================

                                                                                                                       PHOENIX-
                                                         PHOENIX-MFS                              PHOENIX-             NORTHERN
                                                       INVESTORS TRUST       PHOENIX-MFS       NORTHERN DOW 30        NASDAQ-100
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE            SERIES          VALUE SERIES           SERIES           INDEX(R) SERIES
                                                       ---------------      ------------       ---------------      ---------------
Accumulation units outstanding, beginning of period            299,642         2,485,671             4,346,493            6,636,546
Participant deposits                                            95,258           898,219               604,200            1,633,393
Participant transfers                                          273,192           951,086               546,785            2,277,428
Participant withdrawals                                        (83,492)         (342,331)             (453,598)            (917,025)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  584,600         3,992,645             5,043,880            9,630,342
                                                       ============================================================================

                                                                                                                       PHOENIX-
                                                         PHOENIX-MFS                              PHOENIX-             NORTHERN
                                                       INVESTORS TRUST       PHOENIX-MFS       NORTHERN DOW 30        NASDAQ-100
JOINT EDGE                                                  SERIES          VALUE SERIES           SERIES           INDEX(R) SERIES
                                                       ---------------      ------------       ---------------      ---------------
Accumulation units outstanding, beginning of period             35,216           260,770               155,043              180,697
Participant deposits                                            20,054           262,179                62,354              101,771
Participant transfers                                           46,699            10,607                29,916              178,866
Participant withdrawals                                         (8,606)          (41,840)              (25,849)             (24,254)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   93,363           491,716               221,464              437,080
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                           PHOENIX-           PHOENIX-
                                                       OAKHURST GROWTH        OAKHURST             PHOENIX-         PHOENIX-SANFORD
                                                         AND INCOME           STRATEGIC         OAKHURST VALUE     BERNSTEIN GLOBAL
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE           SERIES         ALLOCATION SERIES      EQUITY SERIES       VALUE SERIES
                                                       ---------------    -----------------     --------------     ----------------
Accumulation units outstanding, beginning of period         12,426,686           18,881,809         11,376,852            1,042,132
Participant deposits                                         2,855,195            1,944,037          2,662,272              300,662
Participant transfers                                          307,385             (516,844)          (318,918)             678,389
Participant withdrawals                                     (2,400,026)          (2,876,358)        (1,802,895)            (129,097)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period               13,189,240           17,432,644         11,917,311            1,892,086
                                                       ============================================================================

                                                           PHOENIX-           PHOENIX-
                                                       OAKHURST GROWTH        OAKHURST             PHOENIX-         PHOENIX-SANFORD
                                                         AND INCOME           STRATEGIC         OAKHURST VALUE     BERNSTEIN GLOBAL
JOINT EDGE                                                 SERIES         ALLOCATION SERIES      EQUITY SERIES       VALUE SERIES
                                                       ---------------    -----------------     --------------     ----------------
Accumulation units outstanding, beginning of period            931,562              957,207            507,992               53,751
Participant deposits                                           252,756              178,973            195,434               24,040
Participant transfers                                          102,281               21,641             16,022               10,005
Participant withdrawals                                       (257,163)            (186,166)          (119,692)             (13,053)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,029,436              971,655            599,756               74,743
                                                       ============================================================================

                                                       PHOENIX-SANFORD      PHOENIX-SANFORD      PHOENIX-SENECA     PHOENIX-SENECA
                                                        BERNSTEIN MID-      BERNSTEIN SMALL-     MID-CAP GROWTH     STRATEGIC THEME
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       CAP VALUE SERIES     CAP VALUE SERIES         SERIES             SERIES
                                                       ----------------     ----------------     --------------     ---------------
Accumulation units outstanding, beginning of period          12,183,798            4,516,283          8,803,216          13,371,067
Participant deposits                                          1,900,221            1,059,929          2,271,640           2,698,956
Participant transfers                                          (778,963)             477,142            (25,843)           (870,459)
Participant withdrawals                                      (1,871,317)            (669,464)         1,318,632)         (2,302,214)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                11,433,739            5,383,890          9,730,381          12,897,350
                                                       ============================================================================

                                                       PHOENIX-SANFORD      PHOENIX-SANFORD      PHOENIX-SENECA     PHOENIX-SENECA
                                                        BERNSTEIN MID-      BERNSTEIN SMALL-     MID-CAP GROWTH     STRATEGIC THEME
JOINT EDGE                                             CAP VALUE SERIES     CAP VALUE SERIES         SERIES             SERIES
                                                       ----------------     ----------------     --------------     ---------------
Accumulation units outstanding, beginning of period             547,521              205,928            527,968           1,060,930
Participant deposits                                            140,428              101,824            157,463             311,615
Participant transfers                                            (1,601)              (9,026)           (41,167)            (30,905)
Participant withdrawals                                         (87,151)             (31,768)           (85,996)           (264,814)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   599,197              266,958            558,268           1,076,826
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                        PHOENIX-STATE
                                                       STREET RESEARCH    AIM V.I. CAPITAL                          ALGER AMERICAN
                                                          SMALL-CAP         APPRECIATION       AIM V.I. PREMIER       LEVERAGED
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE        GROWTH SERIES           FUND             EQUITY FUND       ALLCAP PORTFOLIO
                                                       ---------------    ----------------     ----------------    ----------------
Accumulation units outstanding, beginning of period             44,637             971,770            1,672,317           9,412,042
Participant deposits                                           119,640             508,624              499,173           2,275,674
Participant transfers                                          561,251             953,063               86,157             742,572
Participant withdrawals                                        (38,364)           (215,025)            (219,601)         (1,506,216)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  687,164           2,218,432            2,038,046          10,924,072
                                                       ============================================================================

                                                        PHOENIX-STATE
                                                       STREET RESEARCH    AIM V.I. CAPITAL                          ALGER AMERICAN
                                                          SMALL-CAP         APPRECIATION       AIM V.I. PREMIER       LEVERAGED
JOINT EDGE                                              GROWTH SERIES           FUND             EQUITY FUND       ALLCAP PORTFOLIO
                                                       ---------------    ----------------     ----------------    ----------------
Accumulation units outstanding, beginning of period                393              95,189               90,203             325,784
Participant deposits                                            11,918              50,952               30,661             160,377
Participant transfers                                           44,240              81,080                5,582              55,486
Participant withdrawals                                         (4,864)            (13,916)             (22,770)           (106,274)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   51,687             213,305              103,676             435,373
                                                       ============================================================================

                                                       FEDERATED FUND      FEDERATED HIGH
                                                          FOR U.S.          INCOME BOND                                 VIP GROWTH
                                                         GOVERNMENT          FUND II --        VIP CONTRAFUND(R)      OPPORTUNITIES
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       SECURITIES II       PRIMARY SHARES          PORTFOLIO            PORTFOLIO
                                                       --------------      --------------      -----------------      -------------
Accumulation units outstanding, beginning of period        13,517,816           3,084,977              5,864,352          1,316,933
Participant deposits                                        2,663,726             702,250              2,129,107            410,041
Participant transfers                                        (272,342)          1,332,431              3,431,111            323,304
Participant withdrawals                                    (2,607,719)           (980,235)            (1,034,906)          (287,660)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period              13,301,481           4,139,423             10,389,664          1,762,618
                                                       ============================================================================

                                                       FEDERATED FUND      FEDERATED HIGH
                                                          FOR U.S.           INCOME BOND                               VIP GROWTH
                                                         GOVERNMENT           FUND II --       VIP CONTRAFUND(R)      OPPORTUNITIES
JOINT EDGE                                              SECURITIES II       PRIMARY SHARES         PORTFOLIO            PORTFOLIO
                                                       --------------      ---------------     -----------------      -------------
Accumulation units outstanding, beginning of period           550,626             243,881                239,822             25,935
Participant deposits                                          309,836             111,045                119,504             42,160
Participant transfers                                          (4,397)            133,466                311,764             22,020
Participant withdrawals                                      (115,867)            (85,083)               (89,398)           (14,529)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 740,198             403,309                581,692             75,586
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                                                                  TEMPLETON
                                                                                                  DEVELOPING           TEMPLETON
                                                         VIP GROWTH         MUTUAL SHARES           MARKETS             FOREIGN
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE          PORTFOLIO        SECURITIES FUND      SECURITIES FUND     SECURITIES FUND
                                                       ---------------     ---------------      ---------------     ---------------
Accumulation units outstanding, beginning of period          9,196,230           4,321,653              903,868           5,988,755
Participant deposits                                         2,534,403             924,240              122,988           1,409,688
Participant transfers                                        2,124,546             169,464             (147,477)            428,287
Participant withdrawals                                     (1,540,087)           (506,710)            (155,418)           (928,297)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period               12,315,092           4,908,647              723,961           6,898,433
                                                       ============================================================================

                                                                                                  TEMPLETON
                                                                                                  DEVELOPING           TEMPLETON
                                                         VIP GROWTH         MUTUAL SHARES           MARKETS             FOREIGN
JOINT EDGE                                                PORTFOLIO        SECURITIES FUND      SECURITIES FUND     SECURITIES FUND
                                                       ---------------     ---------------      ---------------     ---------------
Accumulation units outstanding, beginning of period            424,678             169,686               13,886             309,754
Participant deposits                                           484,775             112,238                3,029             163,599
Participant transfers                                          208,745              59,721                 (318)            148,967
Participant withdrawals                                       (111,258)            (56,632)              (4,158)            (91,510)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,006,940             285,013               12,439             530,810
                                                       ============================================================================

                                                          TEMPLETON           TEMPLETON
                                                         GLOBAL ASSET          GROWTH           RYDEX VARIABLE      RYDEX VARIABLE
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       ALLOCATION FUND     SECURITIES FUND      TRUST JUNO FUND     TRUST NOVA FUND
                                                       ---------------     ---------------      ---------------     ---------------
Accumulation units outstanding, beginning of period            317,393           3,695,586                    -                   -
Participant deposits                                            48,168             777,882               13,781              81,257
Participant transfers                                           (8,023)            894,155              333,525              57,592
Participant withdrawals                                        (54,331)           (441,589)              (5,654)             (6,325)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  303,207           4,926,034              341,652             132,524
                                                       ============================================================================

                                                          TEMPLETON           TEMPLETON
                                                         GLOBAL ASSET          GROWTH           RYDEX VARIABLE      RYDEX VARIABLE
JOINT EDGE                                             ALLOCATION FUND     SECURITIES FUND      TRUST JUNO FUND     TRUST NOVA FUND
                                                       ---------------     ---------------      ---------------     ---------------
Accumulation units outstanding, beginning of period             15,222             137,884                    -                   -
Participant deposits                                             2,734              61,008                3,646               9,914
Participant transfers                                               96              36,666                5,721              70,544
Participant withdrawals                                         (3,890)            (30,176)              (1,039)                  -
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   14,162             205,382                8,328              80,458
                                                       ============================================================================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R), AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003(CONTINUED)

                                                                                   SUBACCOUNT
                                                       ----------------------------------------------------------------------------
                                                       RYDEX VARIABLE        SCUDDER VIT            SCUDDER VIT
                                                        TRUST SECTOR        EAFE(R) EQUITY       EQUITY 500 INDEX        TECHNOLOGY
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE       ROTATION FUND          INDEX FUND               FUND               PORTFOLIO
                                                       --------------       --------------       ----------------        ----------
Accumulation units outstanding, beginning of period                 -            2,674,086              2,883,850        14,600,613
Participant deposits                                           24,813              578,103                897,450         4,742,998
Participant transfers                                          98,413              722,613              3,239,700           995,743
Participant withdrawals                                        (4,491)            (483,334)              (753,786)       (2,566,007)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 118,735            3,491,468              6,267,214        17,773,347
                                                       ============================================================================

                                                       RYDEX VARIABLE        SCUDDER VIT            SCUDDER VIT
                                                        TRUST SECTOR        EAFE(R) EQUITY       EQUITY 500 INDEX        TECHNOLOGY
JOINT EDGE                                             ROTATION FUND          INDEX FUND               FUND               PORTFOLIO
                                                       --------------       --------------       ----------------        ----------
Accumulation units outstanding, beginning of period                 -              179,993                 18,862           847,767
Participant deposits                                              258               42,152                 25,021           358,428
Participant transfers                                           6,819               85,534                 88,006            32,058
Participant withdrawals                                          (649)             (49,967)               (11,974)         (217,198)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   6,428              257,712                119,915         1,021,055
                                                       ============================================================================

                                                                                WANGER                                  WANGER U.S.
                                                       WANGER FOREIGN        INTERNATIONAL                                SMALLER
FLEX EDGE, FLEX EDGE SUCCESS AND INDIVIDUAL EDGE           FORTY               SMALL CAP          WANGER TWENTY          COMPANIES
                                                       --------------        -------------        -------------         -----------
Accumulation units outstanding, beginning of period         1,891,263           14,102,625            1,907,511          25,305,670
Participant deposits                                          479,305            2,323,861              410,492           3,617,259
Participant transfers                                         578,202              338,253              208,448            (752,067)
Participant withdrawals                                      (358,581)          (2,092,222)            (311,411)         (3,391,250)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period               2,590,189           14,672,517            2,215,040          24,779,612
                                                       ============================================================================

                                                                                WANGER                                  WANGER U.S.
                                                       WANGER FOREIGN        INTERNATIONAL                                SMALLER
JOINT EDGE                                                 FORTY               SMALL CAP          WANGER TWENTY          COMPANIES
                                                       --------------        -------------        -------------         -----------
Accumulation units outstanding, beginning of period           103,445            1,057,592               85,551           1,788,803
Participant deposits                                           44,730              233,428               41,510             349,098
Participant transfers                                          22,454                7,423               30,767              19,297
Participant withdrawals                                       (19,073)            (210,092)             (25,489)           (329,073)
                                                       ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 151,556            1,088,351              132,339           1,828,125
                                                       ============================================================================

         FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy's cash surrender value reduced by an amount equal to the surrender charge with interest of 4% (6% in New York and New Jersey) due in policy years 1-10, 3% (5% in New York and New Jersey) due in policy years 11-15, 2(1/2)% (4(1/2)% in New York and New Jersey) in policy years 16 and thereafter for Flex Edge Success and Joint Edge policies and 8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge policies and payable on each policy anniversary. Individual Edge policy owners may borrow up to 90% of policy value reduced by any applicable surrender charge with an interest rate of 4% (6% in New York and New Jersey) during policy years 1-10 and 3% (5% in New York and New Jersey) during policy years 11-15 and 2.25% (4.25% in New York and New Jersey) during policy years 16 and thereafter. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% (4% in New York and New Jersey) for Flex Edge Success, Joint Edge and Individaul Edge policies, and 6% for Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $58,837,125, $58,576,546 and $57,376,792 during the years ended December 31, 2004, 2003 and 2002, respectively.

   Phoenix receives additional compensation of $10 per month, not to exceed $120 annually, for each policy for administrative services to the Account. Such fees aggregated $2,739,364 for the year ended December 31, 2004. For the year ended December 31, 2004, Phoenix limits this charge to $5 per month.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the policy is surrendered (or a partial withdrawal is taken or the face amount is reduced or the policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums). Such costs aggregated $4,413,341, $4,767,400 and $5,036,008 during the years ended December 31, 2004, 2003 and 2002, respectively.

   Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the surrender charge that would apply to a full surrender, is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor of the Account.

   Premium taxes and federal taxes which currently range from 2.25% to 3.75% of premiums paid based on the state where the policyowner resides, are paid to Phoenix by a withdrawal of participant units.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge. For Flex Edge Success, Joint Edge, and Individual Edge policies, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

      FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

   At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to

         FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

   Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R), and Individual Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R), and Individual Edge(R)) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
March 31, 2005

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

                                     PART C

                                     PART C
                                OTHER INFORMATION

ITEM 26.  EXHIBITS

(a)   BOARD OF DIRECTORS RESOLUTION

      Resolution of the Board of Directors of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).

(b)   CUSTODIAN AGREEMENTS

      Not applicable.

(c)   UNDERWRITING CONTRACTS

      (1) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 033-23251).

      (2) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is filed herewith.

(d)      CONTRACTS


                 ---------------------------------------------------------------------------------------------------------
                   Depositor                                                                               Version
                  Form Number                           Contract or Rider                             A       B      C
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     2667       Flex Edge - Flexible Premium Variable Universal Life Insurance       |X|
                                Policy is incorporated by reference to Registrant's February 13,
                                1996 EDGAR filing on Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     UR72       LifePlan Options Rider is filed herewith.                                           |X|
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Joint Edge(R) - Flexible Premium Joint Variable Universal Life
                     V601       Insurance Policy is incorporated by reference to Registrant's                |X|
                                February 13, 1996 EDGAR filing on Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Flex Edge Success(R) - Flexible Premium Variable Universal Life
                     V603       Insurance Policy is incorporated by reference to Registrant's                |X|
                                February 13, 1996 EDGAR filing on Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Individual Edge(R) - Flexible Premium Variable Universal Life
                   V603(PIE)    Insurance Policy is incorporated by reference to
                                Registrant's July 27, 1999 EDGAR filing on                                          |X|
                                Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Amendment Permitting Face Amount Increases,  is incorporated by
                     VR01       reference to Registrant's February 13, 1996 EDGAR filing on Form     |X|
                                S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Death Benefit Protection Rider, is incorporated by reference to
                     VR02       Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.    |X|     |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Survivor Insurance Purchase Option Rider, is incorporated by
                     VR03       reference to Registrant's February 13, 1996 EDGAR filing on Form             |X|
                                S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Variable Joint Life Policy Exchange Option Rider, is incorporated
                     VR04       by reference to Registrant's February 13, 1996 EDGAR filing on               |X|
                                Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Disability Benefit to Age 65 Rider, is incorporated by reference
                     VR05       to Registrant's February 13, 1996 EDGAR filing on Form S-6 (File             |X|
                                No. 033-23251).
                 ---------------------------------------------------------------------------------------------------------



                 ---------------------------------------------------------------------------------------------------------
                   Depositor                                                                               Version
                  Form Number                           Contract or Rider                             A       B      C
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Term Insurance Rider, is incorporated by reference to
                     VR06       Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.            |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Whole Life Exchange Option Rider, is incorporated by reference to
                     VR08       Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.    |X|     |X|    |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Cash Value Accumulation Test Rider, is incorporated by reference
                     VR11       to Registrant's February 13, 1996 EDGAR filing on Form S-6 (File             |X|    |X|
                                No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Temporary Money Market Allocation Amendment,  is incorporated by
                     VR130      reference to Registrant's February 13, 1996 EDGAR filing on Form     |X|     |X|    |X|
                                S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     VR147      Accidental Death Benefit Rider, is incorporated by reference to
                                Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.            |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Disability Payment of Specified Annual Premium Amount Rider, is
                     VR148      incorporated by reference to Registrant's February 13, 1996 EDGAR    |X|     |X|
                                filing on Form S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Death Benefit Options - Policy Amendment is incorporated by
                     VR149      reference to Registrant's February 13, 1996 EDGAR filing on Form     |X|
                                S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Purchase Protector Rider, is incorporated by reference to
                     VR150      Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.    |X|     |X|    |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Living Benefit Rider, is incorporated by reference to
                     VR162      Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.    |X|     |X|    |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Death Benefit Option - Policy Amendment, is incorporated by
                     VR23       reference to Registrant's February 13, 1996 EDGAR filing on Form     |X|
                                S-6 (File No. 033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Death Benefit Protection Rider, is incorporated by reference to
                     VR24       Registrant's February 13, 1996 EDGAR filing on Form S-6 (File No.            |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     VR27       Family Term Rider is filed herewith.                                         |X|    |X|
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     VR28       Business Term Rider is filed herewith.                                       |X|
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     VR29       Child Term Rider is filed herewith.                                          |X|    |X|
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                                Individual Term Rider, is incorporated by reference to
                     VR33       Registrant's July 27, 1999 EDGAR filing on Form S-6 (File No.                       |X|
                                033-23251).
                 -------------- ------------------------------------------------------------------- ------- ------ -------
                     VR39       Age 100+ Rider is filed herewith.                                                   |X|
                 ---------------------------------------------------------------------------------------------------------


(e)   APPLICATIONS

      Version A:


      (1) Form of application for Flex Edge is incorporated by reference to Registrant's April 26, 1996 EDGAR filing on Form S-6 (File No. 033-23251).


      Version B:


      (1) Form of application for Joint Edge(R) is incorporated by reference to Registrant's April 26, 1996 EDGAR filing on Form S-6 (File No. 033-23251).

      (2) Form of application for Flex Edge Success(R) is incorporated by reference to Registrant's April 26, 1996 EDGAR filing on Form S-6 (File No. 033-23251).


      Version C:


      (1) Form of application for Individual Edge(R) is incorporated by reference to Registrant's July 27, 1999 EDGAR filing on Form S-6 (File No. 033-23251).


(f)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS


      (1) Amended and restated charter of Phoenix Life Insurance Company dated December 20, 2004, is filed herewith.

      (2) Amended and restated bylaws of Phoenix Life Insurance Company dated December 1, 2004, are filed herewith.

(g)   REINSURANCE CONTRACTS


      Not applicable.

(h)   PARTICIPATION AGREEMENTS

      (1) (a) Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

          (b) Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (2) (a) Participation Agreement dated April 18, 1995 between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

          (b) Amendment No. 1 dated December 16, 1996 to Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (3) Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (4) (a) Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

          (b) Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company, is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

          (c) Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (5) Participation Agreement dated December 17, 1999 among Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., and Miller Anderson & Sherrerd, LLP is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (6) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (7) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (8) Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (9) Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc., is incorporated by reference to Registrant's EDGAR filing on Form N-6 on April 30, 2004.

(i)   ADMINISTRATIVE CONTRACTS


      (1) Administrative Service Agreement dated January 1, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Registrant's EDGAR filing on Form N-6 (File No. 033-23251) on April 30, 2004.

      (2) First Amendment dated November 11, 2003 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Registrant's EDGAR filing on Form N-6 (File No. 033-23251) on April 30, 2004.

      (3) Second Amendment dated February 27, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is filed herewith.

      (4) Third Amendment dated November 15, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is filed herewith.


(j)   OTHER MATERIAL CONTRACTS

      Not applicable.

(k)   LEGAL OPINION


      (1) Opinion and Consent of Counsel of Joseph P. DeCresce, Esq., is filed herewith.


(l)   ACTUARIAL OPINION

      Not applicable.

(m)   CALCULATION

      Not applicable.

(n)   OTHER OPINIONS

      (1) Consent of Independent Registered Public Accounting Firm, is filed herewith. (2) Consent of Brian A. Giantonio, Esq., is filed herewith.

(o)   OMITTED FINANCIAL STATEMENTS


      (1) Representation Letter regarding Separate Account Financial Statements of Phoenix Life Insurance Company, et al is filed herewith.

(p)   INITIAL CAPITAL AGREEMENTS

      Not applicable.

(q)   REDEEMABILITY EXEMPTION

      Not applicable.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

          ----------------------------------------------------------------------------------------------------------
          Name and Principal Business Address             Positions and Offices with Depositor
          ----------------------------------------------------------------------------------------------------------
          Sal H. Alfiero                                  Director
          Protective Industries, LLC
          Buffalo, NY
          ----------------------------------------------------------------------------------------------------------
          Jean S. Blackwell                               Director
          Cummins Inc.
          500 Jackson Street
          Columbus, IN  47202-3005
          ----------------------------------------------------------------------------------------------------------
          Peter C. Browning                               Director
          McColl School of Business
          Charlotte, NC
          ----------------------------------------------------------------------------------------------------------
          Arthur P. Byrne                                 Director
          J.W. Childs Associates
          Boston, MA
          ----------------------------------------------------------------------------------------------------------
          Sanford Cloud, Jr.                              Director
          The National Conference for Community and
          Justice
          New York, NY
          ----------------------------------------------------------------------------------------------------------
          Richard N. Cooper                               Director
          Center for International Affairs
          Harvard University
          Cambridge, MA
          ----------------------------------------------------------------------------------------------------------
          Gordon J. Davis, Esq.                           Director
          LeBoeuf, Lamb, Greene & MacRae, LLP
          New York, NY
          ----------------------------------------------------------------------------------------------------------
          Ann Maynard Gray*                               Director
          ----------------------------------------------------------------------------------------------------------
          John E. Haire                                   Director
          Time, Inc.
          New York, NY
          ----------------------------------------------------------------------------------------------------------
          Jerry J. Jasinowski                             Director
          National Association of Manufacturers
          Washington, D.C.
          ----------------------------------------------------------------------------------------------------------
          Thomas S. Johnson                               Director
          GreenPoint Financial Corporation
          New York, NY
          ---------------------------------------------------------------------------------------------------------
          Marilyn E. LaMarche                             Director
          Lazard Freres & Co. LLC
          New York, NY
          ----------------------------------------------------------------------------------------------------------
          Dona D. Young*                                  Director, Chairman of the Board, President and Chief
                                                          Executive Officer
          ----------------------------------------------------------------------------------------------------------
          Michael E. Haylon*                              Executive Vice President and Chief Financial Officer
          ----------------------------------------------------------------------------------------------------------
          Philip K. Polkinghorn*                          Executive Vice President, Life and Annuity
          ----------------------------------------------------------------------------------------------------------
          Tracy L. Rich*                                  Executive Vice President, General Counsel and Assistant
                                                          Secretary
          ----------------------------------------------------------------------------------------------------------
          John H. Beers*                                  Vice President and Secretary
          ----------------------------------------------------------------------------------------------------------
          Katherine P. Cody*                              Vice President and Treasurer
          ----------------------------------------------------------------------------------------------------------
          Nancy J. Engberg*                               Vice President and Chief Compliance Officer
          ----------------------------------------------------------------------------------------------------------
          Scott R. Lindquist*                             Senior Vice President and Chief Accounting Officer
          ----------------------------------------------------------------------------------------------------------

          James D. Wehr**                                 Executive Vice President and Chief Investment Officer

          ----------------------------------------------------------------------------------------------------------

          * The principal business address of this individual is One American Row, Hartford, CT 06102
          ** The principal business address of this individual is 56 Prospect
             Street, Hartford, CT 06115

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

[GRAPHIC OMITTED]

                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          -----------------------------------------------------------------------------------------------------------
          |                                                                                                         |
---------------------                                                                                        ------------------
Phoenix Life                                                                                                 Phoenix
Insurance                                                                                                    Investment
Company (1,2,3,7,8 +)                                                                                        Management
NY 100%                                                                                                      Company, Inc. (8)
                                                                                                             CT 100%
                                                                                                             Holding Company
---------------------                                                                                        -------------------
          |                                                                                                         |
------------------------------------------------------------                                                        |
          |                                                |                                                        |
          |            ---------------------------------------------------------------------------                  |
          |            |                 |                 |                  |                  |                  |
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  ------------------
 PM Holdings,   Phoenix Life      Phoenix Life      Home Life         Phoenix Life       Phoenix Life        Phoenix
 Inc. (8)       Variable          Variable          Insurance Co.     Separate           Separate            Investment
 CT 100%        Accumulation      Universal Life    Separate          Account C (3 ++)   Account D (3 ++)    Partners, Ltd. (8)
 Holding        Account (1 ++)    Account (2 ++)    Account B (3 ++)  NY                 NY                  DE 100% Asset
 Company        NY                NY                NY                                                       Management Company
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  -------------------
          |            |                                                                    |                       |
          |            ----------------------------------------------------------------------                       |
          |                                                                       |                                 |
          |------------------------------------------------                       |                                 |
          |                       |                       |                       |                                 |
 -----------------------   --------------------   ---------------------    -----------------                        |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                              |
 Variable                  Insurance              Annuity                  Edge Series                              |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                                     |
 DE Registered             CT 100%                CT 100%                  MA                                       |
 Investment Advisor                                                        Mutual Fund                              |
 -----------------------   --------------------   ---------------------    -----------------                        |
                                   |                      |                      |                                  |
           ------------------------|                      |                      |                     |----------------------|
           |                       |                      |                      |                     |                      |
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |            Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |            Planning            Investment
 Account (4 ++)            Universal Life         Variable                       |            Corporation (7,8)   Management
 CT                        Account (5 ++)         Universal Life                 |            CT 100%             Co.(8)
                           CT                     Account (6 ++)                 |            Broker/Dealer       IL Registered
                                                  CT                             |                                Investment Adviser
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
           |                       |                      |                      |                     |
           |                       |                      |----------------------|            -----------------
           |                       |                                             |            Phoenix
           -----------------------------------------------------------------------            Investment
                                                                                              Counsel, Inc. (8)
                                                                                              MA Registered
                                                                                              Investment Adviser
                                                                                              ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant

ITEM 29. INDEMNIFICATION

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


Article VI, Section 6.1 of the Bylaws of the Depositor (as amended and restated effective December 1, 2004) provides that: "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:


(1) is or was a director, officer or employees of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled."

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITER.

         1. Phoenix Equity Planning Corporation ("PEPCO")

              (a) PEPCO serves as the principal underwriter for the following entities:


                  Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


              (b) Directors and Executive Officers of PEPCO.

                  NAME                      POSITION
                  ----                      --------

                  Daniel T. Geraci*         Director, Chairman of the Board and Chief Sales & Marketing Officer
                  Michael E. Haylon*        Director
                  James D. Wehr**           Director
                  Nancy J. Engberg*         Vice President, Chief Compliance Officer and Anti-Money Laundering Officer
                  John H. Beers*            Vice President and Secretary
                  Glenn H. Pease**          Vice President, Finance and Treasurer
                  John F. Sharry**          President, Sales
                  Francis G. Waltman**      Senior Vice President and Chief Administrative Officer


                  * The business address of this individual is One American Row, Hartford, CT 06102
                  ** The business address of this individual is 56 Prospect
                     Street, Hartford, CT 06115

              (c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102.

ITEM 32.  MANAGEMENT SERVICES.

Not applicable.

ITEM 33.  FEE REPRESENTATION.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on this 22nd day of April, 2005.

                                   PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                   (Registrant)

                               By:
                                   --------------------------------------------
                                   *Dona D. Young, Chair of the Board, President
                                    and Chief Executive Officer

                                   PHOENIX LIFE INSURANCE COMPANY
                                   (Depositor)

                               By:
                                   --------------------------------------------
                                   *Dona D. Young, Chair of the Board, President
                                    and Chief Executive Officer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE               TITLE
          ---------               -----

                                  Director
 ---------------------------
   *Sal H. Alfiero

                                  Director
 ---------------------------
   *Jean S. Blackwell

                                  Director
 ---------------------------
   *Peter C. Browning

                                  Director
 ---------------------------
   *Arthur P. Byrne

                                  Director
 ---------------------------
   *Sanford Cloud, Jr.

                                  Director
 ---------------------------
   *Richard N. Cooper

                                  Director
 ---------------------------
   *Gordon J. Davis

          SIGNATURE               TITLE
          ---------               -----

                                  Director
 ---------------------------
   *Ann Maynard Gray

                                  Director
 ---------------------------
   *John E. Haire

                                  Director
 ---------------------------
   *Jerry J. Jasinowski

                                  Director
 ---------------------------
   *Thomas S. Johnson

                                  Director
 ---------------------------
   *Marilyn E. LaMarche

                                  Director, Chairman of the Board, President and Chief Executive Officer
 ---------------------------
 *Dona D. Young



By:    /s/ John H. Beers
       --------------------------------
       *John H. Beers, as Attorney-in-Fact pursuant to Powers of Attorney, on file with the Depositor.
       April 22, 2005







                                      S-2